The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2024 and 2023

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2024, future contract benefits liabilities totaled $40.0 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.9 billion and $1.0 billion, as of December 31, 2024, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 14, 2025

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 - $88,978; 2023 - $88,231; allowance for credit losses: 2024 - $46; 2023 - $19)	$81,900	$82,300
Trading securities	2,005	2,321
Equity securities	294	306
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2024 - $232; 2023 - $288)	20,940	18,873
Policy loans	2,465	2,463
Derivative investments	9,512	6,305
Other investments	6,272	4,757
Total investments	123,388	117,325
Cash and invested cash	4,505	3,193
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,426	12,418
Reinsurance recoverables, net of allowance for credit losses	48,943	45,110
Deposit assets, net of allowance for credit losses	30,537	21,514
Market risk benefit assets	4,860	3,894
Accrued investment income	993	982
Goodwill	1,144	1,144
Other assets	10,192	10,139
Separate account assets	168,438	158,257
Total assets	$405,426	$373,976

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$125,818	$120,316
Future contract benefits	40,002	40,174
Funds withheld reinsurance liabilities	26,810	13,628
Market risk benefit liabilities	1,046	1,716
Deferred front-end loads	6,750	5,923
Payables for collateral on investments	9,876	7,982
Short-term debt	24	840
Long-term debt	2,173	2,195
Other liabilities	13,977	12,438
Separate account liabilities	168,438	158,257
Total liabilities	394,914	363,469

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	13,015	12,961
Retained earnings (deficit)	(173)	(869)
Accumulated other comprehensive income (loss)	(2,330)	(1,585)
Total stockholder’s equity	10,512	10,507
Total liabilities and stockholder’s equity	$405,426	$373,976

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$1,866	$3,416	$5,841
Fee income	4,486	5,168	5,366
Net investment income	5,088	5,712	5,274
Realized gain (loss)	276	(4,934)	418
Other revenues	572	697	658
Total revenues	12,288	10,059	17,557
Expenses
Benefits	2,100	5,028	8,203
Interest credited	3,160	3,202	2,860
Market risk benefit (gain) loss	(938)	(1,135)	296
Policyholder liability remeasurement (gain) loss	(20)	(167)	2,445
Commissions and other expenses	5,219	5,402	5,094
Interest and debt expense	185	190	137
Impairment of intangibles	–	–	634
Total expenses	9,706	12,520	19,669
Income (loss) before taxes	2,582	(2,461)	(2,112)
Federal income tax expense (benefit)	452	(673)	(437)
Net income (loss)	2,130	(1,788)	(1,675)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	30	4,942	(17,639)
Market risk benefit non-performance risk gain (loss)	(924)	(670)	(211)
Policyholder liability discount rate remeasurement gain (loss)	150	(145)	1,891
Funded status of employee benefit plans	(1)	1	(4)
Total other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Comprehensive income (loss)	$1,385	$2,340	$(17,638)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$12,961	$12,903	$11,950
Capital contribution from Lincoln National Corporation	–	5	925
Stock compensation/issued for benefit plans	54	53	28
Balance as of end-of-year	13,015	12,961	12,903

Retained Earnings (Deficit)
Balance as of beginning-of-year	(869)	1,414	3,734
Net income (loss)	2,130	(1,788)	(1,675)
Dividends paid to Lincoln National Corporation	(1,434)	(495)	(645)
Balance as of end-of-year	(173)	(869)	1,414

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(1,585)	(5,713)	10,250
Other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Balance as of end-of-year	(2,330)	(1,585)	(5,713)
Total stockholder’s equity as of end-of-year	$10,512	$10,507	$8,604

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$2,130	$(1,788)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(276)	4,934	(418)
Market risk benefit (gain) loss	(938)	(1,135)	296
Sales and maturities (purchases) of trading securities, net	325	1,302	301
Impairment of intangibles	–	–	634
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	(1,457)	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	708	642	495
Accrued investment income	(32)	34	(41)
Insurance liabilities and reinsurance-related balances	(1,788)	(2,547)	615
Accrued expenses	160	223	(101)
Federal income tax accruals	701	(563)	(376)
Cash management agreement	(941)	(733)	3,730
Other	(1,058)	324	406
Net cash provided by (used in) operating activities	(1,009)	(764)	3,866
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,520)	(10,713)	(14,768)
Sales of available-for-sale securities and equity securities	1,406	3,606	2,347
Maturities of available-for-sale securities	9,338	5,597	5,487
Purchases of alternative investments	(1,371)	(614)	(631)
Sales and repayments of alternative investments	337	111	441
Issuance of mortgage loans on real estate	(4,135)	(1,943)	(2,507)
Repayment and maturities of mortgage loans on real estate	1,669	1,266	2,247
Repayment (issuance) of policy loans, net	(2)	(120)	4
Net change in collateral on investments, certain derivatives and related settlements	3,918	(333)	(4,653)
Cash received from disposition, net of cash transferred	512	–	–
Other	(295)	(352)	(40)
Net cash provided by (used in) investing activities	(143)	(3,495)	(12,073)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	–	5	925
Payment of long-term debt, including current maturities	(50)	–	(40)
Issuance (payment) of short-term debt	(766)	228	(522)
Payment related to sale-leaseback transactions	(17)	(79)	(70)
Proceeds from certain financing arrangements	53	86	186
Payment related to certain financing arrangements	(137)	(49)	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	133	–
Deposits of fixed account balances	16,046	16,388	16,186
Withdrawals of fixed account balances	(12,124)	(10,633)	(7,641)
Transfers from (to) separate accounts, net	(27)	(624)	19
Common stock issued for benefit plans	(9)	(7)	(21)
Dividends paid to Lincoln National Corporation	(505)	(495)	(645)
Other	–	–	(2)
Net cash provided by (used in) financing activities	2,464	4,953	8,375
Net increase (decrease) in cash, invested cash and restricted cash	1,312	694	168
Cash, invested cash and restricted cash as of beginning-of-year	3,193	2,499	2,331
Cash, invested cash and restricted cash as of end-of-year	$4,505	$3,193	$2,499
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within commissions and other expenses. The amortization of deferred gain (loss) on business sold through reinsurance was previously presented on a net basis within other revenues.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses. Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, certain reinsurance payables, pension and other employee benefit liabilities, certain financing arrangements, other policyholder liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2024, 2023 and 2022, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $40 million, $41 million and $49 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $774 million, $715 million and $743 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to the wealth management business, which was sold during 2024, and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million, $461 million and $468 million for the years ended December 31, 2024, 2023 and 2022, respectively. See “Sale of Wealth Management Business” above for additional information. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $224 million, $210 million and $203 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of current period adoptions of new Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU aims to enhance reportable segment disclosure requirements. It requires that a public entity disclose significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), disclose and describe other segment items and report additional measures of a segment’s profit or loss if used by the CODM.	January 1, 2024 (Annual Filings) and January 1, 2025 (Quarterly Filings)
We adopted this ASU effective January 1, 2024, incorporating the required disclosures in Note 19 to the consolidated financial statements, along with retrospectively updating the applicable tabular disclosures.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the consolidated financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$3,506	$3,490
Due after one year through five years	18,257	17,778
Due after five years through ten years	14,468	13,567
Due after ten years	35,082	30,010
Subtotal	71,313	64,845
Structured securities (RMBS, CMBS, ABS)	17,665	17,055
Total fixed maturity AFS securities	$88,978	$81,900

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable
preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

(1) As of December 31, 2024 and 2023, we recognized $23 million and $7 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $820 million for the year ended December 31, 2024. As discussed further below, we do not believe the unrealized loss position as of December 31, 2024, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2024 and 2023, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2024 and 2023, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and a fair value of $2.7 billion and $2.6 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2024 and 2023, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$17	$1	$–	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	4	3	–	–	7
Additions (reductions) for securities for which
credit losses were previously recognized	2	3	4	–	9
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(12)	–	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$4	$1	$21
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $766 million, $814 million and $1.1 billion, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $3 million and less than $1 million for the years ended December 31, 2024 and 2023, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2024	2023
Fixed maturity securities:
Corporate bonds	$1,390	$1,615
State and municipal bonds	13	21
Foreign government bonds	41	46
RMBS	63	62
CMBS	108	104
ABS	371	455
Hybrid and redeemable preferred securities	19	18
Total trading securities	$2,005	$2,321

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2024, 2023 and 2022, was $(1) million, $80 million and $(628) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2024			As of December 31, 2023
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,424	$3,387	$20,811	$17,165	$1,665	$18,830
30 to 59 days past due	6	71	77	61	28	89
60 to 89 days past due	–	33	33	–	9	9
90 or more days past due	35	90	125	–	60	60
Allowance for credit losses	(99)	(53)	(152)	(86)	(28)	(114)
Unamortized premium (discount)	(6)	83	77	(7)	43	36
Mark-to-market gains (losses) (1)	(31)	–	(31)	(36)	(1)	(37)
Total carrying value	$17,329	$3,611	$20,940	$17,097	$1,776	$18,873

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2023, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was less than $1 million. As of December 31, 2024 and 2023, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. See Note 14 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, and Texas, which accounted for 10% and 9% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

Our residential mortgage loan portfolio had the largest concentrations in California, which accounted for 14% of residential mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 14% and 12% of residential mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2024	As of December 31, 2023
Commercial mortgage loans on real estate	$4	$–
Residential mortgage loans on real estate	92	62
Total	$96	$62

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)
expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

(1) We recognized less than $1 million and $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023, respectively. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2) Accrued investment income on mortgage loans on real estate totaled $94 million, $67 million and $51 million as of December 31, 2024, 2023 and 2022, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2024 and 2023, alternative investments included investments in 351 and 332 different partnerships, respectively, and represented approximately 3% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities	$4,088	$4,961	$4,408
Trading securities	117	158	179
Equity securities	21	13	11
Mortgage loans on real estate	881	752	687
Policy loans	93	102	100
Cash and invested cash	227	118	12
Commercial mortgage loan prepayment
and bond make-whole premiums	15	10	100
Alternative investments	289	244	96
Consent fees	–	3	8
Other investments	(37)	(38)	75
Investment income	5,694	6,323	5,676
Investment expense	(606)	(611)	(402)
Net investment income	$5,088	$5,712	$5,274

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$(3,805)	$–
State and municipal bonds	–	(214)	–
RMBS	–	(74)	–
CMBS	–	(60)	–
ABS	–	(57)	–
Hybrid and redeemable preferred securities	–	(3)	–
Total intent to sell impairments	$–	$(4,213)	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(21)	$(23)	$(4)
RMBS	(1)	1	(6)
ABS	(20)	1	(4)
Total credit loss benefit (expense)	$(42)	$(21)	$(14)

(1)     For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,069	$7,069	$5,127	$5,127
Securities pledged under securities lending agreements (2)	157	151	205	197
Investments pledged for FHLBI (3)	2,650	3,657	2,650	3,603
Total payables for collateral on investments	$9,876	$10,877	$7,982	$8,927

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2024 and 2023, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$1,942	$1,917	$(2,355)
Securities pledged under securities lending agreements	(48)	(93)	57
Investments pledged for FHLBI	–	(480)	–
Total increase (decrease) in payables for collateral on investments	$1,894	$1,344	$(2,298)

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2024, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2024, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.6 billion, and we had re-pledged $63 million of this collateral to cover our collateral requirements.

We had not pledged any held fixed maturity AFS securities to derivative counterparties as of December 31, 2024.

Investment Commitments

As of December 31, 2024, our investment commitments were $4.3 billion, which included $3.2 billion of LPs, $828 million of mortgage loans on real estate and $227 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion and $16.6 billion, respectively, or 13% and 14%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $10.7 billion and $11.3 billion, respectively, or 9% and 10%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2024, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.1 billion and $4.0 billion as of December 31, 2024 and 2023, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$632	$2	$16	$485	$11	$47
Foreign currency contracts (1)	4,738	556	44	4,662	423	78
Total cash flow hedges	5,370	558	60	5,147	434	125
Fair value hedges:
Interest rate contracts (1)	435	8	16	450	1	39
Foreign currency contracts (1)	25	1	–	25	–	1
Total fair value hedges	460	9	16	475	1	40
Non-Qualifying Hedges
Interest rate contracts (1)	75,445	63	439	90,829	636	979
Foreign currency contracts (1)	348	30	2	306	11	6
Equity market contracts (1)	191,171	13,072	3,879	225,251	10,244	4,227
Credit contracts (1)	57	–	–	91	–	–
LPR ceded derivative (2)	–	190	–	–	206	–
Embedded derivatives:
Reinsurance-related (3)	–	728	–	–	493	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	1,970	12,449	–	940	9,077
Total derivative instruments	$272,851	$16,620	$16,845	$322,099	$12,965	$14,454
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$7,601	$21,088	$24,060	$23,763	$–	$76,512
Foreign currency contracts (2)	191	1,226	1,782	1,870	42	5,111
Equity market contracts	148,580	30,818	9,693	8	2,072	191,171
Credit contracts	–	57	–	–	–	57
Total derivative instruments
with notional amounts	$156,372	$53,189	$35,535	$25,641	$2,114	$272,851

(1) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 9, 2027.
(2) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2024	As of December 31, 2023	As of December 31, 2024	As of December 31, 2023
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$484	$534	$7	$39

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	17	212	(336)
Foreign currency contracts	21	(50)	182
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(3)	(1)	2
Foreign currency contracts (1)	59	54	62
Foreign currency contracts (2)	8	7	39
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,088	$2,100
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	8	59	–
Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

As of December 31, 2024, $65 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2024 and 2023, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2024 and 2023, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$4,006	$(2)	$2,330	$(63)
A+	2,354	(89)	2,422	(125)
A	47	–	82	–
A-	632	–	273	–
Total cash collateral	$7,039	$(91)	$5,107	$(188)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	–	2,698	2,698

Financial Liabilities
Gross amount of recognized liabilities	608	12,449	13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of 81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$4,104	$4,025
Fixed Annuities	423	456
Traditional Life	1,329	1,374
UL and Other	6,146	6,139
Group Protection	136	154
Retirement Plan Services	288	270
Total DAC, VOBA and DSI	$12,426	$12,418

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$293	$300
UL and Other (1)	6,406	5,579
Other Operations (2)	51	44
Total DFEL	$6,750	$5,923

(1) We reported $2.4 billion and $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $51 million and $44 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

DAC amortization expense of $1.0 billion, $992 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold)
through reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

VOBA amortization expense of $47 million, $53 million and $59 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$37
2026	33
2027	29
2028	24
2029	21

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

DSI amortization expense of $21 million, $21 million and $23 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$300	$5,579	$310	$4,766
Deferrals	19	1,114	19	1,074
Amortization	(26)	(287)	(29)	(261)
Balance as of end-of-year	293	6,406	300	5,579
Less: reinsurance recoverables	–	2,436	–	2,252
Balance as of end-of-year, net of reinsurance	$293	$3,970	$300	$3,327

DFEL amortization of $313 million, $290 million and $259 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$14,052	$13,661	$13,479
Reinsurance assumed	90	91	102
Reinsurance ceded (1)	(7,790)	(5,168)	(2,374)
Total insurance premiums and fee income	$6,352	$8,584	$11,207

Direct insurance benefits	$10,845	$10,178	$10,266
Reinsurance ceded (1)	(8,745)	(5,150)	(2,063)
Total benefits	$2,100	$5,028	$8,203

Direct market risk benefit (gain) loss	$(2,819)	$(2,309)	$(3,517)
Reinsurance ceded	1,881	1,174	3,814
Total market risk benefit (gain) loss	$(938)	$(1,135)	$296

Direct policyholder liability remeasurement (gain) loss	$35	$(234)	$3,284
Reinsurance ceded	(55)	67	(839)
Total policyholder liability remeasurement (gain) loss	$(20)	$(167)	$2,445

(1) Includes impacts related to the 2024 and fourth quarter 2023 reinsurance transactions.

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2024, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25 of the mortality risk on newly issued life insurance contracts in 2024.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

In 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer, to reinsure certain blocks of in-force group protection and fixed annuity products.

This agreement is structured as coinsurance with funds withheld. As significant insurance risk was transferred for the group protection block, amounts recoverable from LPINE were $3.7 billion as of December 31, 2024. We reported a deferred loss of $14 million as of December 31, 2024. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $7.9 billion as of December 31, 2024. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

We held investments with a carrying value of $11.5 billion in support of reserves associated with the LPINE transaction in a funds withheld arrangement as of December 31, 2024, which consisted of the following (in millions):

Fixed maturity AFS securities	$9,287
Mortgage loans on real estate	1,941
Derivative instruments	190
Accrued investment income	97
Total	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.2 billion and $13.2 billion as of December 31, 2024 and 2023, respectively. We reported a deferred gain on the transaction of $4.1 billion and $4.2 billion as of December 31, 2024 and 2023, respectively. We amortized $159 million and $14 million of the deferred gain during 2024 and 2023, respectively. We held other investments and cash and invested cash with a carrying value of $1.4 billion and $871 million as of December 31, 2024 and 2023, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.2 billion and $13.0 billion as of December 31, 2024 and 2023, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2024.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion and $10.5 billion as of December 31, 2024 and 2023, respectively. We reported a deferred loss on the transaction of $2.6 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We amortized $90 million and $11 million of the deferred loss during 2024 and 2023, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $3.0 billion and $4.2 billion as of December 31, 2024 and 2023, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.9 billion and $5.0 billion as of December 31, 2024 and 2023, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion as of December 31, 2024 and 2023.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $9.5 billion and $6.2 billion as of December 31, 2024 and 2023, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.0 billion and $5.9 billion as of December 31, 2024 and 2023, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.4 billion and $9.1 billion as of December 31, 2024 and 2023, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.9 billion and $10.5 billion as of December 31, 2024 and 2023, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.1 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2024	2023
Fixed maturity AFS securities	$142	$177
Trading securities	1,385	1,556
Equity securities	42	58
Mortgage loans on real estate	232	288
Derivative investments	46	43
Other investments	54	41
Cash and invested cash	147	582
Accrued investment income	18	23
Other assets	1	6
Total	$2,067	$2,774

The portfolio was supported by $61 million of over-collateralization and a $63 million LOC as of December 31, 2024. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $26 million, $33 million and $25 million of the gain during 2024, 2023 and 2022, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.3 billion and $1.6 billion as of December 31, 2024 and 2023, respectively. Swiss Re has funded a trust, with a balance of $617 million and $656 million as of December 31, 2024 and 2023, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $95 million and $76 million as of December 31, 2024 and 2023, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
2024 and 2023 Analysis

As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.
As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$75	$100	$71
Group Protection:
VOCRA	576	175	576	145
VODA	31	15	31	12
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$265	$712	$228

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2024, was as follows:

2025	$37
2026	37
2027	37
2028	37
2029	35
Thereafter	259

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,737	$933	$(3,804)	$3,763	$1,583	$(2,180)
Fixed Annuities	78	110	32	96	128	32
Retirement Plan Services	45	3	(42)	35	5	(30)
Total MRBs	$4,860	$1,046	$(3,814)	$3,894	$1,716	$(2,178)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(2,180)	$32	$(30)	$(662)	$(45)	$(22)
Less: Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Issuances	6	–	–	8	–	–
Attributed fees collected	1,520	31	8	1,497	32	6
Benefit payments	(34)	–	–	(64)	–	–
Effect of changes in interest rates	(1,918)	(70)	(18)	(110)	(24)	5
Effect of changes in equity markets	(2,277)	(16)	(8)	(3,167)	(12)	(13)
Effect of changes in equity index volatility	(88)	(5)	–	(593)	9	(3)
In-force updates and other changes in MRBs (1)	213	6	8	136	5	1
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	7	11	–	(33)	70	–
Effect of changes in other future expected
assumptions (2)	(199)	18	(6)	(66)	15	(2)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of end-of-year	(3,804)	32	(42)	(2,180)	32	(30)
Less: ceded MRB assets (liabilities)	(2,736)	–	(13)	(870)	–	(5)
Balance as of end-of-year, net of reinsurance	$(1,068)	$32	$(29)	$(1,310)	$32	$(25)

Weighted-average age of policyholders (years)	73	70	63	72	68	63
Net amount at risk (3)	$1,962	$240	$3	$3,031	$203	$4

(1)    Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$167,759	$157,578
Exchange-traded funds	336	350
Fixed maturity AFS securities	161	167
Cash and invested cash	12	25
Other investments	170	137
Total separate account assets	$168,438	$158,257

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$117,998	$113,356
UL and Other	28,841	25,150
Retirement Plan Services	21,541	19,699
Other Operations (1)	58	52
Total separate account liabilities	$168,438	$158,257

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($49 million and $46 million as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996
Gross deposits	4,765	1,483	2,302	2,982	1,630	2,222
Withdrawals	(14,074)	(477)	(3,378)	(10,177)	(313)	(2,527)
Policyholder assessments	(2,639)	(995)	(182)	(2,510)	(964)	(163)
Change in market performance	15,548	3,876	3,072	16,870	3,973	3,221
Net transfers from (to) general account	1,042	(196)	28	618	(96)	(50)
Balance as of end-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699

Cash surrender value	$116,612	$26,435	$21,526	$111,928	$22,760	$19,684

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$35,267	$29,141
Fixed Annuities	25,941	25,330
UL and Other	36,242	36,784
Retirement Plan Services	23,619	23,784
Other (1)	4,749	5,277
Total policyholder account balances	$125,818	$120,316

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.4 billion and $4.9 billion as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments and other	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$2,008	$2,084
Traditional Life (1)	3,504	3,553
Group Protection (2)	5,628	5,689
UL and Other (3)	16,663	15,752
Other Operations (4)	8,958	9,753
Other (5)	3,241	3,343
Total future contract benefits	$40,002	$40,174

(1) See LFPB below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion and $5.6 billion as of December 31, 2024 and 2023, respectively) and Swiss Re ($1.7 billion and $2.1 billion as of December 31, 2024 and 2023, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$6,084	$–	$5,896
Less: Effect of cumulative changes in discount
rate assumptions	–	(152)	–	(584)
Beginning balance at original discount rate	–	6,236	–	6,480
Effect of changes in cash flow assumptions	–	(3)	–	(5)
Effect of actual variances from expected experience	–	(45)	–	(275)
Adjusted balance as of beginning-of-year	–	6,188	–	6,200
Issuances	–	361	–	580
Interest accrual	–	245	–	236
Net premiums collected	–	(766)	–	(784)
Flooring impact of LFPB	–	–	–	4
Ending balance at original discount rate	–	6,028	–	6,236
Effect of cumulative changes in discount rate assumptions	–	(277)	–	(152)
Balance as of end-of-year	$–	$5,751	$–	$6,084

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,084	$9,637	$2,003	$9,086
Less: Effect of cumulative changes in discount
rate assumptions	(187)	(202)	(263)	(793)
Beginning balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of changes in cash flow assumptions	–	(105)	–	(21)
Effect of actual variances from expected experience	3	(68)	1	(305)
Adjusted balance as of beginning-of-year	2,274	9,666	2,267	9,553
Issuances	102	361	109	580
Interest accrual	87	380	86	364
Benefit payments	(204)	(706)	(191)	(658)
Ending balance at original discount rate (1)	2,259	9,701	2,271	9,839
Effect of cumulative changes in discount rate assumptions	(251)	(446)	(187)	(202)
Balance as of end-of-year	$2,008	$9,255	$2,084	$9,637

Net balance as of end-of-year	$2,008	$3,504	$2,084	$3,553
Less: reinsurance recoverables	1,488	217	1,627	255
Net balance as of end-of-year, net of reinsurance	$520	$3,287	$457	$3,298

Weighted-average duration of future policyholder
benefit liability (years)	9	9	9	10

(1) Includes deferred profit liability within Payout Annuities of $62 million, $56 million and $38 million as of December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions. For the year ended December 31, 2024, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2023, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,427	2,008	3,481	2,084
Traditional Life
Expected future gross premiums	13,498	9,075	13,406	9,341
Expected future benefit payments (1)	13,857	9,255	13,404	9,637

(1) We refined the process for calculating undiscounted expected future benefit payments during 2024, which, if applied to 2023, would increase the prior year reported number by $697 million.

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$108	$116	$133
Interest accretion	87	86	84
Traditional Life
Gross premiums	1,189	1,183	1,136
Interest accretion	135	128	117
The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.0%	3.9%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	4.9%	5.0%
Current discount rate	5.1%	4.7%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$5,689	$5,462
Less: Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Beginning balance at original discount rate	6,179	6,059
Effect of changes in cash flow assumptions	(2)	(27)
Effect of actual variances from expected
experience	(345)	(261)
Adjusted beginning-of-year balance	5,832	5,771
New incidence	1,641	1,702
Interest	181	159
Benefit payments	(1,476)	(1,453)
Ending balance at original discount rate	6,178	6,179
Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Balance as of end-of-year	5,628	5,689
Less: reinsurance recoverables (1)	3,771	123
Balance as of end-of-year, net of reinsurance	$1,857	$5,566

Weighted-average duration of liability for future
claims (years)	5	5

(1) Increase in reinsurance recoverables driven by the 2024 reinsurance transaction. See Note 7 for additional information.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2024, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,368	$5,628	$7,250	$5,689

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$3,563	$3,549	$3,393
Interest accretion	181	159	141

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$15,752	$14,777
Less: Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of changes in cash flow assumptions	207	165
Effect of actual variances from expected
experience	288	(77)
Adjusted beginning-of-year balance	17,100	15,770
Interest accrual	841	765
Net assessments collected	1,288	658
Benefit payments	(1,051)	(588)
Balance as of end-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of end-of-year	16,663	15,752
Less: reinsurance recoverables	10,748	9,505
Balance as of end-of-year, net of reinsurance	$5,915	$6,247

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	17

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review for updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions. For the year ended December 31, 2024, we had unfavorable actual mortality experience compared to expected on reinsured and retained business.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$3,093	$1,221	$2,818
Interest accretion	841	765	626

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	5.4%	5.3%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2024	2023
Short-Term Debt
Current maturities of long-term debt (1)	$–	$50
Short-term debt (2)	24	790
Total short-term debt	$24	$840

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (1)(3)	$750	$750
6.56% surplus note, due 2028 (1)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (1)(4)	71	71
SOFR + 226 bps surplus note, due 2028 (5)	522	544
SOFR + 200 bps surplus note, due 2035 (1)(4)	30	30
SOFR + 155 bps surplus note, due 2037 (1)(4)	25	25
4.20% surplus note, due 2037 (1)(4)	50	50
SOFR + 100 bps surplus note, due 2037 (1)(4)	154	154
4.225% surplus note, due 2037 (1)(4)	28	28
4.00% surplus note, due 2037 (1)(4)	30	30
4.50% surplus note, due 2038 (1)(4)	13	13
Total long-term debt	$2,173	$2,195

(1) Surplus note issued to LNC.
(2) The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(3) Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4) Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.
(5) Surplus note issued to a wholly owned subsidiary of LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2024, were as follows:

2025	$–
2026	–
2027	–
2028	1,843
2029	–
Thereafter	330
Total	$2,173

Credit Facilities

Credit facilities, which allow for borrowing or issuances of LOCs, (in millions) were as follows:

		As of December 31, 2024
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility (1)	December 21, 2028	$2,000	$250
LOC facility (2)	August 26, 2031	965	895
LOC facility (2)	October 1, 2031	827	827
Total		$3,792	$1,972

(1) LOCs issued represents LOCs issued by LNC and its subsidiaries. LNL and its subsidiaries had 3 million of LOCs issued as of December 31, 2024. The LOCs of which LNL and its subsidiaries are the beneficiary aggregated to $236 million as of December 31, 2024.
(2) Our wholly owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements where LNL is the beneficiary.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2024, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2024, we were in compliance with all such covenants.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,808	$7,025	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,691	12	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,670	2,099	13,769
Hybrid and redeemable preferred securities	47	122	72	241
Trading securities	–	1,740	265	2,005
Equity securities	–	260	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (1)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$808	$256,411	$16,807	$274,026

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (1)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$244,947	$14,577	$260,346

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,469	$(3)	$(9)	$702	$(134)	$7,025
State and municipal bonds	5	–	–	–	(5)	–
RMBS	13	–	(2)	6	(5)	12
CMBS	8	–	–	28	(28)	8
ABS	1,484	2	24	1,037	(448)	2,099
Hybrid and redeemable preferred
securities	48	–	3	12	9	72
Trading securities	284	1	–	(20)	–	265
Equity securities	42	(4)	–	–	(4)	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities	36	(124)	–	3	(51)	(136)
Total, net	$(129)	$(4,900)	$17	$2,205	$(656)	$(3,463)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Liabilities
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,649	$(365)	$(2)	$(579)	$(1)	$702
RMBS	6	–	–	–	–	6
CMBS	28	–	–	–	–	28
ABS	1,495	(82)	–	(319)	(57)	1,037
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	(2)	–	(23)	–	(20)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3
Total, net	$2,218	$(481)	$(35)	$565	$(62)	$2,205

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Trading securities (1)	$–	$8	$(81)
Equity securities (1)	(2)	(16)	54
Mortgage loans on real estate (1)	–	(8)	(20)
Derivative investments (1)	(121)	1	2
MRBs (2)	904	1,071	(359)
Other assets – LPR ceded derivative (3)	(16)	(6)	(106)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(59)	–	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	1,061	(20)	(95)
Total, net	$1,767	$1,030	$(605)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(30)	$7	$(1,553)
State and municipal bonds	–	3	(1)
Foreign government bonds	–	–	(7)
ABS	(3)	3	(115)
Hybrid and redeemable preferred
securities	2	(1)	(21)
Mortgage loans on real estate	2	4	(5)
Total, net	$(29)	$16	$(1,702)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$19	$(153)	$(134)
State and municipal bonds	–	(5)	(5)
RMBS	–	(5)	(5)
CMBS	–	(28)	(28)
ABS	49	(497)	(448)
Hybrid and redeemable preferred securities	9	–	9
Equity securities	–	(4)	(4)
Other investments	10	–	10
Other liabilities – derivative liabilities	–	(51)	(51)
Total, net	$87	$(743)	$(656)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860
Other assets:
Ceded MRBs	14	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)
Other liabilities – ceded
MRBs	(2,763)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets:
Ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Indexed annuity
ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.

(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

	As of December 31,
	2024	2023
Fair value	$232	$288
Aggregate contractual principal	263	326

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$19,523	$–	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465
Cash and invested cash	–	4,505	–	4,505	4,505

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$17,330	$–	$17,330	$18,873
Other investments	–	634	4,123	4,757	4,757
Policy loans	–	2,463	–	2,463	2,463
Cash and invested cash	–	3,193	–	3,193	3,193

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(30,641)	$(30,641)	$(38,724)
Short-term debt	–	(841)	–	(841)	(840)
Long-term debt	–	(2,125)	–	(2,125)	(2,195)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(14,121)	(14,121)	(14,121)
The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2024.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $110 million, $114 million and $99 million, for the years ended December 31, 2024, 2023 and 2022, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $39 million, $22 million and $12 million for the years ended December 31, 2024, 2023 and 2022, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2024	2023
Total liabilities (1)	$769	$695
Investments dedicated to fund liabilities (2)	258	233

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Stock options	$5	$7	$6
Performance shares	7	12	9
RSUs	49	40	33
Total	$61	$59	$48

Recognized tax benefit	$10	$9	$11

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2024, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2024, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.) filed on February 1, 2017; Conestoga Trust, et al, v. Lincoln National Corp., et al., No. 18-cv-02379-GJP (E.D. Pa.), filed on June 6, 2018; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL (or, in LSH Co. (discussed further below) and Conestoga, LNL and LNC) breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees and LSH Co., in 2016 and 2017). We are vigorously defending these consolidated matters. LSH CO, et al. v. Lincoln National Corp., et al., No. 18-cv-05529-GJP (E.D. Pa.), filed on December 21, 2018, was previously consolidated with the above civil actions. On February 8, 2025, we entered into an agreement with the plaintiffs in LSH Co. in full and final settlement of this matter and this matter is now concluded.

Wells Fargo Bank, N.A, solely in its capacity as securities intermediary v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 25-cv-00152-GJP (E.D. Pa.), is a civil action initially filed on December 4, 2024, in the U.S. District Court for the Northern District of Indiana. On January 9, 2025, this case was transferred to the Eastern District of Pennsylvania. Plaintiff, purporting to act solely in its capacity as securities intermediary for the beneficial owner of universal life insurance policies originally issued by Jefferson-Pilot (now LNL), alleges, among other things, that LNL breached the terms of Plaintiff’s contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 and 2017. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, Plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and [The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. We are vigorously defending this matter.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax

Assessment issued by the Township of Radnor to LNL for additional business privilege tax (“BPT”) for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township of Radnor, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment, that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. The court’s ruling remains pending. We are vigorously defending this matter.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $59 million and $28 million as of December 31, 2024 and 2023, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $96 million and $29 million as of December 31, 2024 and 2023, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2024 and 2023, nets to recoveries of $37 million and $1 million, respectively.

Commitments

Operating Leases

As of December 31, 2024 and 2023, we had operating lease ROU assets of $49 million and $80 million, respectively, and associated lease liabilities of $49 million and $89 million, respectively. The weighted-average discount rate was 3.8% and 3.7%, respectively, and the weighted-average remaining lease term was four years as of December 31, 2024 and 2023. Operating lease expense for the years ended December 31, 2024, 2023 and 2022, was $35 million, $41 million and $45 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2024	2023	2022
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$31	$41	$47

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$2	$–	$6

Our future minimum lease payments (in millions) for operating leases as of December 31, 2024, were as follows:

2025	$18
2026	16
2027	12
2028	8
2029	5
Thereafter	2
Total future minimum lease payments	61
Less: Amount representing interest	12
Present value of minimum lease payments	$49

As of December 31, 2024, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2024 and 2023, we had $511 million and $595 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2024, were as follows:

2025	$174
2026	226
2027	130
2028	21
2029	12
Thereafter	8
Total future minimum lease payments	571
Less: Amount representing interest	60
Present value of minimum lease payments	$511

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,532)	$(8,526)	$9,153
Unrealized holding gains (losses) arising during the year	(1,294)	2,122	(24,475)
Change in foreign currency exchange rate adjustment	(219)	178	(321)
Change in future contract benefits and policyholder account balances, net of reinsurance	1,189	638	2,292
Income tax benefit (expense)	64	(650)	4,815
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(173)	(3,425)	(13)
Income tax benefit (expense)	36	719	3
Balance as of end-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Unrealized holding gains (losses) arising during the year	38	162	(154)
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	60	103
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,069	$1,739	$1,951
Adjustment arising during the year	(1,175)	(854)	(267)
Income tax benefit (expense)	251	184	55
Balance as of end-of-year	$145	$1,069	$1,739
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$645	$790	$(1,101)
Adjustment arising during the year	189	(187)	2,406
Income tax benefit (expense)	(39)	42	(515)
Balance as of end-of-year	$795	$645	$790
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(16)	$(17)	$(11)
Adjustment arising during the year	(1)	1	(6)
Balance as of end-of-year	$(17)	$(16)	$(17)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(182)	$(4,014)	$(13)	Realized gain (loss)
Associated change in future contract benefits	9	589	–	Benefits
Reclassification before income
tax benefit (expense)	(173)	(3,425)	(13)	Income (loss) before taxes
Income tax benefit (expense)	36	719	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$(137)	$(2,706)	$(10)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(3)	$(1)	$2	Net investment income
Foreign currency contracts	59	54	62	Net investment income
Foreign currency contracts	8	7	39	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	64	60	103	Income (loss) before taxes
Income tax benefit (expense)	(13)	(13)	(22)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$51	$47	$81	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are unpredictable and not necessarily indicative of current operating fundamentals or future performance, and, in many instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation. In the third quarter of 2024, we revised our definition of income (loss) from operations to exclude the impact of certain additional items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The presentation of prior period income (loss) from operations was recast for such third quarter 2024 revisions to conform to the current period presentation.

Income (loss) from operations is GAAP net income excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in our consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (5)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses, pre-tax (6)						481
Other items, pre-tax (7)(8)(9)(10)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Group Protection: Reflects day one impacts of the 2024 reinsurance transaction that had no income (loss) from operations impact. See Note 7 for more information.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance. Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.

Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions. For more information, see Note 7.
(6)    For information on the sale of the wealth management business, see Note 1.
(7)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(8)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(9)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(29) million.
(10)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss) (5):
Net annuity product features, pre-tax						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(34) million.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss	252	6,388	3,931	–	69	10,640
Interest credited	896	1,291	5	629	39	2,860
Commissions	1,020	708	394	79	–	2,201
General and administrative expenses	405	552	766	304	212	2,239
Interest and debt expense	–	–	–	–	137	137
Other (3)	453	(118)	156	15	5	511
Total operating expenses	3,026	8,821	5,252	1,027	462	18,588
Total federal income tax expense (benefit)	128	(544)	11	32	(57)	(430)
Total income (loss) from operations	948	(1,933)	40	198	(272)	(1,019)
Reconciliation of total income (loss) from
operations to net income (loss) (4):
Net annuity product features, pre-tax						528
Net life insurance product features, pre-tax						26
Credit loss-related adjustments, pre-tax						(129)
Investment gains (losses), pre-tax						19
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						588
GLB rider fees ceded to LNBAR, pre-tax						(932)
Impairment of intangibles (5)						(634)
Other items, pre-tax (6)(7)						(129)
Income tax benefit (expense) related to
the above pre-tax items						7
Total net income (loss)						$(1,675)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization and taxes, licenses and fees.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(4)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(5)    See Note 8 for more information.
(6)    Includes certain legal accruals of $(147) million.
(7)    Includes deferred compensation mark-to-market adjustment of $18 million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Includes day one impacts pertaining to the 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Revenue adjustments from annuity and life
insurance product features	838	34	–	–	–	872
Credit loss-related adjustments	(10)	(124)	3	(3)	5	(129)
Investment gains (losses)	(20)	83	(3)	(13)	(28)	19
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	84	508	–	–	(4)	588
GLB rider fees ceded to LNBAR	(931)	–	–	(1)	–	(932)
Total revenues	$4,063	$6,845	$5,303	$1,240	$106	$17,557

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Net Investment Income
Annuities	$1,820	$1,744	$1,387
Life Insurance	1,852	2,515	2,464
Group Protection	337	336	333
Retirement Plan Services	986	999	966
Other Operations	93	118	124
Total net investment income	$5,088	$5,712	$5,274

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities: (1)
Gross gains	$21	$627	$37
Gross losses	(203)	(428)	(50)
Credit loss benefit (expense) (2)	(42)	(21)	(14)
Intent to sell impairments	–	(4,213)	–
Realized gain (loss) on equity securities (3)	18	(6)	12
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(88)	(16)	(3)
Credit loss benefit (expense) on reinsurance-related assets (4)	(20)	(35)	(112)
Realized gain (loss) on the mark-to-market on certain
instruments (5)(6)	(224)	(509)	683
Indexed product derivative results (7)	404	(232)	74
GLB rider fees ceded to LNBAR and attributed fees	(132)	(112)	(168)
Realized gain (loss) on sale of subsidiaries/businesses (8)	481	–	–
Other realized gain (loss)	61	11	(41)
Total realized gain (loss)	$276	$(4,934)	$418

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the

Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $21 million, $8 million and $7 million for the years ended December 31, 2024, 2023 and 2022, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $7 million, $(11) million and $(24) million for the years ended December 31, 2024, 2023 and 2022, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(8) For information on the sale of the wealth management business, see Note 1.

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$2,076	$2,082	$2,201
General and administrative expenses	2,539	2,580	2,367
DAC and VOBA deferrals, net of amortization	(120)	(171)	(346)
Broker-dealer expenses	160	444	419
Taxes, licenses and fees	370	333	344
Expenses associated with reserve financing and LOCs	67	58	60
Specifically identifiable intangible asset and
other amortization	98	42	49
Transaction and integration costs related to
mergers, acquisitions and divestitures	29	34	–
Total	$5,219	$5,402	$5,094

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(13)	$(255)	$(24)
Deferred	465	(418)	(413)
Federal income tax expense (benefit)	$452	$(673)	$(437)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$2,582	$(2,461)	$(2,112)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	542	(517)	(444)
Effect of:
Tax-preferred investment income (1)	(32)	(126)	(90)
Tax credits	(39)	(40)	(42)
Excess tax expense (benefit) from stock-based compensation	3	3	(1)
Goodwill impairment	–	–	133
Release of uncertain tax positions	(34)	–	–
Other items	12	7	7
Federal income tax expense (benefit)	$452	$(673)	$(437)
Effective tax rate	18%	27%	21%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$338	$546
Deferred	(217)	49
Total federal income tax asset (liability)	$121	$595

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,486	$1,246
Insurance liabilities and reinsurance-related balances	318	322
Compensation and benefit plans	197	175
Intangibles	17	18
Net unrealized loss on trading securities	30	33
Investment activity	–	91
Tax credits	141	103
Net operating losses	359	87
Capital losses	56	93
Deferred gain on reinsurance	375	400
Total deferred tax assets	$2,979	$2,568
Deferred Tax Liabilities
DAC and VOBA	$1,774	$1,906
Reinsurance-related embedded derivative assets	153	104
MRB-related activity	234	286
Investment activity	808	–
Other	227	223
Total deferred tax liabilities	$3,196	$2,519
Net deferred tax asset (liability)	$(217)	$49

As of December 31, 2024, we have $141 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we have $1.7 billion of net operating losses to carry forward to future years. As of December 31, 2024, we have $267 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021 and 2024 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2024	2023
Balance as of beginning-of-year	$76	$59
Decreases for prior year tax positions	(40)	(6)
Increases for prior year tax positions	–	23
Balance as of end-of-year	$36	$76

As of December 31, 2024 and 2023, $31 million and $66 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to the LNC holding company (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2024	2023
U.S. capital and surplus	$7,306	$8,026

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$(3,192)	$(2,495)	$1,708
U.S. net income (loss)	(2,283)	(2,924)	1,965
U.S. cash dividends to LNC holding company	491	495	645

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2024 and 2023. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(3)	$(1)
Conservative valuation rate on certain annuities	1	(1)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	20	(31)
State Permitted Practice
Derivative instruments and equity indexed reserves	(232)	(170)
Assets in group fixed annuity contracts held at general account balances	304	332
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,722	1,776
LLC notes and variable value surplus notes	1,320	1,444
Excess of loss reinsurance agreements	541	563

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $710 million in 2025 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Interest	$197	$187	$126
Income taxes	(352)	(110)	(61)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(9,041)	(49)	–
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	(929)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	792	(20,264)	54

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Inter-company notes	$905	$1,063	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(251)	(131)	acquired and deferred sales inducements
Accrued inter-company interest receivable	6	16	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,468	15,563	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	7,896	–	credit losses
Ceded reinsurance contracts	415	642	Other assets
Cash management agreement	1,798	857	Other assets
Service agreement receivable	1	41	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	18	Future contract benefits
Assumed reinsurance contracts	344	352	Policyholder account balances
Cash management agreement	24	790	Short-term debt
Inter-company short-term debt	–	50	Short-term debt
Inter-company long-term debt	2,173	2,195	Long-term debt
Ceded reinsurance contracts	19,143	5,862	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,547	897	Other liabilities
Accrued inter-company interest payable	5	18	Other liabilities
Service agreement payable	59	37	Other liabilities
Assumed/ceded reinsurance contracts	4,226	4,387	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	1,267	774	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(5,427)	$(498)	$(421)	Insurance premiums
Fees for management of general account	(97)	(156)	(140)	Net investment income
Net investment income on ceded funds
withheld treaties	(260)	(238)	(161)	Net investment income
Net investment income on inter-company notes	63	65	40	Net investment income
Cash management agreement activity	59	11	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	305	1,717	(1,068)	Realized gain (loss)
Other gains (losses)	289	(9)	631	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	167	17	3	Other revenues
Other revenues	(475)	(171)	–	Other revenues

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(5,844)	(507)	(247)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(229)	12	47	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,740	1,129	3,543	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	209	–	(321)	(gain) loss
Ceded reinsurance contracts	(76)	(13)	(26)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	5	–	–	Commissions and other expenses
Service agreement payments (receipts)	(7)	(17)	(53)	Commissions and other expenses
Interest expense on inter-company debt	146	148	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2024. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2024, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain blocks of in-force group protection and fixed annuity products to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facilities, which allows for borrowing or issuances of LOCs.

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Life Flexible Premium Variable Life Account S
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Discovery Value Portfolio - Class A	$13,597,486	$13,597,486	$13,597,486
AB VPS International Value Portfolio - Class A	1,763,182	1,763,182	1,763,182
AB VPS Large Cap Growth Portfolio - Class A	2,178,598	2,178,598	2,178,598
AB VPS Relative Value Portfolio - Class A	1,243,331	1,243,331	1,243,331
AB VPS Sustainable Global Thematic Portfolio - Class A	641,914	641,914	641,914
Allspring VT Discovery SMID Cap Growth Fund - Class 2	262,997	262,997	262,997
American Funds Capital Income Builder® - Class 2	1,748,314	1,748,314	1,748,314
American Funds Global Growth Fund - Class 2	36,387,251	36,387,251	36,387,251
American Funds Global Small Capitalization Fund - Class 2	4,417,225	4,417,225	4,417,225
American Funds Growth Fund - Class 2	132,349,038	132,349,038	132,349,038
American Funds Growth-Income Fund - Class 2	19,683,559	19,683,559	19,683,559
American Funds High-Income Trust - Class 2	14,834,253	14,834,253	14,834,253
American Funds International Fund - Class 2	67,366,808	67,366,808	67,366,808
American Funds The Bond Fund of America - Class 2	1,164,016	1,164,016	1,164,016
American Funds U.S. Government Securities Fund - Class 2	6,118,639	6,118,639	6,118,639
BlackRock Equity Dividend V.I. Fund - Class I	4,104,813	4,104,813	4,104,813
BlackRock High Yield V.I. Fund - Class I	2,493,305	2,493,305	2,493,305
ClearBridge Variable Growth Portfolio - Class I	222,043	222,043	222,043
ClearBridge Variable Mid Cap Portfolio - Class I	2,889,935	2,889,935	2,889,935
ClearBridge Variable Small Cap Growth Portfolio - Class I	5,065,061	5,065,061	5,065,061
DWS Alternative Asset Allocation VIP Portfolio - Class A	967,019	967,019	967,019
DWS Equity 500 Index VIP Portfolio - Class A	183,970,198	183,970,198	183,970,198
DWS Small Cap Index VIP Portfolio - Class A	101,995,847	101,995,847	101,995,847
Eaton Vance VT Floating-Rate Income Fund - Initial Class	431,291	431,291	431,291
Fidelity® VIP Asset Manager Portfolio - Service Class	742,884	742,884	742,884
Fidelity® VIP Contrafund® Portfolio - Service Class	29,347,124	29,347,124	29,347,124
Fidelity® VIP Equity-Income Portfolio - Service Class	823,958	823,958	823,958
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	25,249,392	25,249,392	25,249,392
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	33,962,409	33,962,409	33,962,409
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	64,893,884	64,893,884	64,893,884
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	32,022,701	32,022,701	32,022,701
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	48,163,657	48,163,657	48,163,657
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	8,331,104	8,331,104	8,331,104
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	12,236,085	12,236,085	12,236,085
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,629,389	1,629,389	1,629,389
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	309,221	309,221	309,221
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	9,756	9,756	9,756
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	5,789,929	5,789,929	5,789,929
Fidelity® VIP Growth Portfolio - Service Class	23,059,027	23,059,027	23,059,027
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	32,910,187	32,910,187	32,910,187
Fidelity® VIP Mid Cap Portfolio - Service Class	7,466,566	7,466,566	7,466,566
Fidelity® VIP Overseas Portfolio - Service Class	2,891,121	2,891,121	2,891,121
Fidelity® VIP Real Estate Portfolio - Service Class	1,652,636	1,652,636	1,652,636
Franklin Income VIP Fund - Class 1	3,551,525	3,551,525	3,551,525
Franklin Mutual Shares VIP Fund - Class 1	3,329,916	3,329,916	3,329,916
Franklin Rising Dividends VIP Fund - Class 1	1,111,417	1,111,417	1,111,417
Franklin Small Cap Value VIP Fund - Class 2	2,521,754	2,521,754	2,521,754
Franklin Small-Mid Cap Growth VIP Fund - Class 1	1,009,448	1,009,448	1,009,448
Franklin U.S. Government Securities VIP Fund - Class 1	5,387,700	5,387,700	5,387,700
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	3,109,049	3,109,049	3,109,049
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	$75,247	$75,247	$75,247
Invesco V.I. Comstock Fund - Series I Shares	1,705,895	1,705,895	1,705,895
Invesco V.I. Growth and Income Fund - Series I Shares	557,415	557,415	557,415
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	949,020	949,020	949,020
Janus Henderson Balanced Portfolio - Institutional Shares	362,981	362,981	362,981
Janus Henderson Balanced Portfolio - Service Shares	1,384,544	1,384,544	1,384,544
Janus Henderson Enterprise Portfolio - Institutional Shares	3,974,839	3,974,839	3,974,839
Janus Henderson Enterprise Portfolio - Service Shares	4,689,130	4,689,130	4,689,130
Janus Henderson Flexible Bond Portfolio - Institutional Shares	274,182	274,182	274,182
Janus Henderson Flexible Bond Portfolio - Service Shares	119,460	119,460	119,460
Janus Henderson Global Research Portfolio - Institutional Shares	669,645	669,645	669,645
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	55,056,425	55,056,425	55,056,425
LVIP American Century Disciplined Core Value Fund - Standard Class II	6,347,457	6,347,457	6,347,457
LVIP American Century Inflation Protection Fund - Service Class	6,004,658	6,004,658	6,004,658
LVIP American Century International Fund - Standard Class II	634,163	634,163	634,163
LVIP American Century Mid Cap Value Fund - Standard Class II	3,778,755	3,778,755	3,778,755
LVIP American Century Ultra Fund - Standard Class	9,448,044	9,448,044	9,448,044
LVIP Baron Growth Opportunities Fund - Service Class	42,237,891	42,237,891	42,237,891
LVIP Baron Growth Opportunities Fund - Standard Class	61,828	61,828	61,828
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	1,328,343	1,328,343	1,328,343
LVIP BlackRock Global Allocation Fund - Standard Class	8,845,424	8,845,424	8,845,424
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	9,172,175	9,172,175	9,172,175
LVIP BlackRock Real Estate Fund - Standard Class	4,767,088	4,767,088	4,767,088
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,219,650	1,219,650	1,219,650
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	858,868	858,868	858,868
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	107,329	107,329	107,329
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	933,498	933,498	933,498
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	13,055,310	13,055,310	13,055,310
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	25,543	25,543	25,543
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2,614,381	2,614,381	2,614,381
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2,816,607	2,816,607	2,816,607
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	703,834	703,834	703,834
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	5,991,544	5,991,544	5,991,544
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	7,763,907	7,763,907	7,763,907
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	4,520,074	4,520,074	4,520,074
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	1,972,480	1,972,480	1,972,480
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,534,872	1,534,872	1,534,872
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	3,094,813	3,094,813	3,094,813
LVIP Government Money Market Fund - Standard Class	299,755,429	299,755,429	299,755,429
LVIP JPMorgan Core Bond Fund - Standard Class	8,792,258	8,792,258	8,792,258
LVIP JPMorgan High Yield Fund - Standard Class	27,776,972	27,776,972	27,776,972
LVIP JPMorgan Retirement Income Fund - Standard Class	2,279,446	2,279,446	2,279,446
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	178,163	178,163	178,163
LVIP JPMorgan Small Cap Core Fund - Standard Class	343,466	343,466	343,466
LVIP JPMorgan U.S. Equity Fund - Standard Class	562,435	562,435	562,435
LVIP Macquarie Bond Fund - Standard Class	214,292,766	214,292,766	214,292,766
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2,193,789	2,193,789	2,193,789
LVIP Macquarie Diversified Income Fund - Standard Class	26,611,275	26,611,275	26,611,275
LVIP Macquarie High Yield Fund - Standard Class	6,832,288	6,832,288	6,832,288
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	17,658,410	17,658,410	17,658,410
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Macquarie Mid Cap Value Fund - Standard Class	$14,478,068	$14,478,068	$14,478,068
LVIP Macquarie SMID Cap Core Fund - Standard Class	10,575,315	10,575,315	10,575,315
LVIP Macquarie Social Awareness Fund - Standard Class	3,213,954	3,213,954	3,213,954
LVIP Macquarie U.S. Growth Fund - Standard Class	6,591,433	6,591,433	6,591,433
LVIP Macquarie U.S. REIT Fund - Standard Class	16,692,477	16,692,477	16,692,477
LVIP Macquarie Value Fund - Standard Class	43,489,422	43,489,422	43,489,422
LVIP Macquarie Wealth Builder Fund - Standard Class	47,389	47,389	47,389
LVIP MFS International Growth Fund - Standard Class	18,132,224	18,132,224	18,132,224
LVIP MFS Value Fund - Standard Class	113,653,464	113,653,464	113,653,464
LVIP Mondrian Global Income Fund - Standard Class	3,962,429	3,962,429	3,962,429
LVIP Mondrian International Value Fund - Standard Class	17,575,805	17,575,805	17,575,805
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	14,345	14,345	14,345
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,807,658	1,807,658	1,807,658
LVIP SSGA Bond Index Fund - Standard Class	42,801,200	42,801,200	42,801,200
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,584,558	1,584,558	1,584,558
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	5,937,764	5,937,764	5,937,764
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	648,579	648,579	648,579
LVIP SSGA International Index Fund - Standard Class	31,801,050	31,801,050	31,801,050
LVIP SSGA Mid-Cap Index Fund - Standard Class	43,855,006	43,855,006	43,855,006
LVIP SSGA Moderate Index Allocation Fund - Standard Class	9,411,338	9,411,338	9,411,338
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	620,995	620,995	620,995
LVIP SSGA S&P 500 Index Fund - Standard Class	564,597,128	564,597,128	564,597,128
LVIP SSGA Short-Term Bond Index Fund - Standard Class	2,150,319	2,150,319	2,150,319
LVIP SSGA Small-Cap Index Fund - Standard Class	43,384,278	43,384,278	43,384,278
LVIP Structured Conservative Allocation Fund - Standard Class	410,975	410,975	410,975
LVIP Structured Moderate Allocation Fund - Standard Class	131,644	131,644	131,644
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	249,620	249,620	249,620
LVIP T. Rowe Price 2020 Fund - Standard Class	23,838,795	23,838,795	23,838,795
LVIP T. Rowe Price 2030 Fund - Standard Class	47,013,454	47,013,454	47,013,454
LVIP T. Rowe Price 2040 Fund - Standard Class	13,757,910	13,757,910	13,757,910
LVIP T. Rowe Price 2050 Fund - Standard Class	4,441,877	4,441,877	4,441,877
LVIP T. Rowe Price 2060 Fund - Standard Class	689	689	689
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	30,224,596	30,224,596	30,224,596
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	289,591	289,591	289,591
LVIP Vanguard Bond Allocation Fund - Standard Class	5,163,873	5,163,873	5,163,873
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	22,338,236	22,338,236	22,338,236
LVIP Vanguard International Equity ETF Fund - Standard Class	22,419,337	22,419,337	22,419,337
LVIP Wellington SMID Cap Value Fund - Standard Class	1,805,899	1,805,899	1,805,899
LVIP Western Asset Core Bond Fund - Standard Class	192,041	192,041	192,041
M Capital Appreciation Fund	82,771	82,771	82,771
Macquarie VIP Asset Strategy Series - Service Class	21,639	21,639	21,639
Macquarie VIP Emerging Markets Series - Standard Class	45,385,722	45,385,722	45,385,722
Macquarie VIP International Core Equity Series - Standard Class	1,687,390	1,687,390	1,687,390
Macquarie VIP Small Cap Value Series - Standard Class	61,347,247	61,347,247	61,347,247
MFS® VIT Growth Series - Initial Class	62,790,790	62,790,790	62,790,790
MFS® VIT Mid Cap Growth Series - Initial Class	7,998,985	7,998,985	7,998,985
MFS® VIT New Discovery Series - Initial Class	5,534,362	5,534,362	5,534,362
MFS® VIT Research Series - Initial Class	190,116	190,116	190,116
MFS® VIT Total Return Bond Series - Initial Class	193,448	193,448	193,448
MFS® VIT Total Return Series - Initial Class	29,222,876	29,222,876	29,222,876
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

MFS® VIT Utilities Series - Initial Class	$4,939,666	$4,939,666	$4,939,666
MFS® VIT II Core Equity Portfolio - Initial Class	119,902	119,902	119,902
MFS® VIT II Technology Portfolio - Initial Class	2,592,054	2,592,054	2,592,054
MFS® VIT III Mid Cap Value Portfolio - Initial Class	9,499,866	9,499,866	9,499,866
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	3,065,531	3,065,531	3,065,531
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	368,480	368,480	368,480
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	8,732,517	8,732,517	8,732,517
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	349,236	349,236	349,236
PIMCO VIT Real Return Portfolio - Administrative Class	3,786,001	3,786,001	3,786,001
PIMCO VIT Total Return Portfolio - Administrative Class	5,454,585	5,454,585	5,454,585
T. Rowe Price Equity Income Portfolio	6,009,701	6,009,701	6,009,701
Templeton Foreign VIP Fund - Class 2	128,234	128,234	128,234
Templeton Global Bond VIP Fund - Class 1	2,674,602	2,674,602	2,674,602
Templeton Growth VIP Fund - Class 1	1,353,793	1,353,793	1,353,793
TOPS® Conservative ETF Portfolio - Class 2 Shares	95,934	95,934	95,934
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$117,741	$(4,254)	$113,487	$(53,714)	$670,404	$616,690	$565,213	$1,295,390
AB VPS International Value Portfolio - Class A	49,294	(801)	48,493	9,227	—	9,227	29,634	87,354
AB VPS Large Cap Growth Portfolio - Class A	1,111	(2,050)	(939)	45,638	82,293	127,931	316,351	443,343
AB VPS Relative Value Portfolio - Class A	18,194	(227)	17,967	12,262	43,220	55,482	76,293	149,742
AB VPS Sustainable Global Thematic Portfolio - Class A	—	(136)	(136)	(16,107)	1,911	(14,196)	53,324	38,992
Allspring VT Discovery SMID Cap Growth Fund - Class 2	—	—	—	(8,797)	—	(8,797)	49,615	40,818
American Funds Capital Income Builder® - Class 2	34,198	—	34,198	955	—	955	(45,581)	(10,428)
American Funds Global Growth Fund - Class 2	608,600	(1,953)	606,647	935,581	1,151,009	2,086,590	2,042,793	4,736,030
American Funds Global Small Capitalization Fund - Class 2	50,741	(306)	50,435	(255,077)	179,272	(75,805)	135,976	110,606
American Funds Growth Fund - Class 2	388,454	(39,659)	348,795	4,138,010	2,558,003	6,696,013	24,097,738	31,142,546
American Funds Growth-Income Fund - Class 2	207,762	(13,329)	194,433	1,048,090	894,055	1,942,145	1,886,760	4,023,338
American Funds High-Income Trust - Class 2	940,215	(5,663)	934,552	(199,137)	—	(199,137)	301,061	1,036,476
American Funds International Fund - Class 2	859,331	(10,890)	848,441	(504,001)	—	(504,001)	2,091,994	2,436,434
American Funds The Bond Fund of America - Class 2	47,557	(539)	47,018	(3,228)	—	(3,228)	(29,644)	14,146
American Funds U.S. Government Securities Fund - Class 2	193,972	(2,374)	191,598	(427,344)	—	(427,344)	200,115	(35,631)
BlackRock Equity Dividend V.I. Fund - Class I	89,471	—	89,471	1,703	305,312	307,015	(151,206)	245,280
BlackRock High Yield V.I. Fund - Class I	304,602	(375)	304,227	(90,878)	—	(90,878)	131,745	345,094
ClearBridge Variable Growth Portfolio - Class I	251	(66)	185	(9,356)	59,452	50,096	(25,565)	24,716
ClearBridge Variable Mid Cap Portfolio - Class I	17,512	(680)	16,832	102,912	65,084	167,996	85,971	270,799
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(1,551)	(1,551)	4,819	170,313	175,132	69,631	243,212
Delaware VIP® International Series - Standard Class	34,817	(508)	34,309	(69,650)	—	(69,650)	78,470	43,129
DWS Alternative Asset Allocation VIP Portfolio - Class A	32,098	—	32,098	(546)	506	(40)	14,596	46,654
DWS Equity 500 Index VIP Portfolio - Class A	2,086,040	(262,731)	1,823,309	10,867,452	9,937,606	20,805,058	14,945,180	37,573,547
DWS Small Cap Index VIP Portfolio - Class A	1,113,406	(145,463)	967,943	(35,839)	2,609,567	2,573,728	6,864,947	10,406,618
Eaton Vance VT Floating-Rate Income Fund - Initial Class	35,066	—	35,066	(2,202)	—	(2,202)	514	33,378
Fidelity® VIP Asset Manager Portfolio - Service Class	17,433	(1,224)	16,209	11,746	4,713	16,459	25,204	57,872
Fidelity® VIP Contrafund® Portfolio - Service Class	29,293	(16,441)	12,852	5,810,636	3,908,337	9,718,973	(734,207)	8,997,618
Fidelity® VIP Equity-Income Portfolio - Service Class	13,777	(1,514)	12,263	98,487	47,367	145,854	(49,596)	108,521
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	629,550	(548)	629,002	(40)	277,867	277,827	(189,143)	717,686
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	712,430	—	712,430	55,167	65,382	120,549	(120,734)	712,245
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,321,051	(2,441)	1,318,610	529,776	141,893	671,669	943,337	2,933,616
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	537,363	—	537,363	250,922	188,617	439,539	127,605	1,104,507
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	622,498	(1,595)	620,903	261,624	519,726	781,350	2,065,054	3,467,307
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	96,193	—	96,193	108,735	59,597	168,332	70,775	335,300
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	147,239	(243)	146,996	157,521	170,933	328,454	655,460	1,130,910
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	18,797	—	18,797	9,930	10,691	20,621	14,741	54,159
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	3,456	—	3,456	5,857	4,677	10,534	15,359	29,349
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	104	—	104	6	31	37	(322)	(181)
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	195,147	(329)	194,818	(33,797)	3,595	(30,202)	(11,678)	152,938
Fidelity® VIP Growth Portfolio - Service Class	—	(19,186)	(19,186)	2,795,345	4,462,407	7,257,752	(2,285,388)	4,953,178
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,032,485	(14,394)	1,018,091	(1,756,691)	—	(1,756,691)	1,210,847	472,247
Fidelity® VIP Mid Cap Portfolio - Service Class	47,232	(3,572)	43,660	300,603	1,307,307	1,607,910	(10,770)	1,640,800
Fidelity® VIP Overseas Portfolio - Service Class	47,662	(554)	47,108	37,343	136,210	173,553	(86,514)	134,147
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Real Estate Portfolio - Service Class	$65,392	$—	$65,392	$(3,269)	$—	$(3,269)	$40,897	$103,020
Franklin Income VIP Fund - Class 1	234,019	(1,165)	232,854	(6,132)	18,290	12,158	93,650	338,662
Franklin Mutual Shares VIP Fund - Class 1	71,775	(1,380)	70,395	(928)	66,302	65,374	223,101	358,870
Franklin Rising Dividends VIP Fund - Class 1	21,795	(39)	21,756	64,053	84,374	148,427	(6,091)	164,092
Franklin Small Cap Value VIP Fund - Class 2	38,814	—	38,814	(98,954)	95,935	(3,019)	285,713	321,508
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(4)	(4)	(7,272)	—	(7,272)	98,871	91,595
Franklin U.S. Government Securities VIP Fund - Class 1	176,155	—	176,155	(91,627)	—	(91,627)	(10,828)	73,700
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	22,689	(13)	22,676	10,116	175,506	185,622	127,212	335,510
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	2,337	—	2,337	61	—	61	5,643	8,041
Invesco V.I. Comstock Fund - Series I Shares	29,594	(24)	29,570	34,799	119,645	154,444	30,757	214,771
Invesco V.I. Growth and Income Fund - Series I Shares	8,238	(11)	8,227	5,777	35,360	41,137	30,266	79,630
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	—	—	—	45,765	36,796	82,561	37,400	119,961
Janus Henderson Balanced Portfolio - Institutional Shares	10,677	(617)	10,060	72,702	—	72,702	(1,297)	81,465
Janus Henderson Balanced Portfolio - Service Shares	23,429	(2,675)	20,754	454,496	—	454,496	(294,482)	180,768
Janus Henderson Enterprise Portfolio - Institutional Shares	27,738	(3,783)	23,955	2,811	147,216	150,027	357,464	531,446
Janus Henderson Enterprise Portfolio - Service Shares	28,640	(6,471)	22,169	424,715	200,289	625,004	(21,724)	625,449
Janus Henderson Flexible Bond Portfolio - Institutional Shares	12,861	(245)	12,616	(2,267)	—	(2,267)	(6,398)	3,951
Janus Henderson Flexible Bond Portfolio - Service Shares	5,196	(110)	5,086	(7,518)	—	(7,518)	4,197	1,765
Janus Henderson Global Research Portfolio - Institutional Shares	4,836	(657)	4,179	11,628	20,396	32,024	97,759	133,962
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(15,210)	(15,210)	6,634,850	533,695	7,168,545	6,693,394	13,846,729
LVIP American Century Disciplined Core Value Fund - Standard Class II	88,235	(10,433)	77,802	(204,790)	—	(204,790)	983,918	856,930
LVIP American Century Inflation Protection Fund - Service Class	256,903	(3,957)	252,946	(507,070)	—	(507,070)	380,124	126,000
LVIP American Century International Fund - Standard Class II	10,675	(668)	10,007	(31,208)	—	(31,208)	34,104	12,903
LVIP American Century Mid Cap Value Fund - Standard Class II	104,496	—	104,496	(60,562)	199,308	138,746	109,485	352,727
LVIP American Century Ultra Fund - Standard Class	—	—	—	25,454	107,129	132,583	427,610	560,193
LVIP Baron Growth Opportunities Fund - Service Class	100,967	(7,640)	93,327	2,376,559	199,050	2,575,609	(460,153)	2,208,783
LVIP Baron Growth Opportunities Fund - Standard Class	288	—	288	338	263	601	2,491	3,380
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	36,850	(1,103)	35,747	(178)	72,215	72,037	29,600	137,384
LVIP BlackRock Global Allocation Fund - Standard Class	122,078	(280)	121,798	149,631	221,087	370,718	322,855	815,371
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	404,745	(220)	404,525	(285,033)	—	(285,033)	134,348	253,840
LVIP BlackRock Real Estate Fund - Standard Class	128,282	(279)	128,003	(1,416,473)	—	(1,416,473)	1,152,417	(136,053)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	84	(723)	(639)	23,154	61,387	84,541	209,018	292,920
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	94	(37)	57	22,062	44,490	66,552	67,014	133,623
LVIP Channing Small Cap Value Fund - Standard Class	51	—	51	114	—	114	—	165
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	895	—	895	18,451	6,512	24,963	6,625	32,483
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	27,793	—	27,793	8,965	—	8,965	8,445	45,203
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	150,194	(464)	149,730	646,203	596,427	1,242,630	1,105,775	2,498,135
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	255	—	255	696	1,008	1,704	2,251	4,210
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	35,972	—	35,972	88,324	121,602	209,926	221,476	467,374
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	47,650	—	47,650	110,448	122,384	232,832	70,224	350,706
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	25,416	—	25,416	6,262	—	6,262	25,022	56,700
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	135,219	(571)	134,648	201,620	—	201,620	(151,739)	184,529
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	103,599	(3,665)	99,934	674,564	553,923	1,228,487	1,234,905	2,563,326
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	$50,370	$(449)	$49,921	$(18,375)	$—	$(18,375)	$489,669	$521,215
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	67,802	(22)	67,780	(48,213)	13,015	(35,198)	164,359	196,941
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	44,433	(26)	44,407	(1,035)	11,182	10,147	69,157	123,711
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	92,710	(13)	92,697	(4,784)	22,524	17,740	122,954	233,391
LVIP Government Money Market Fund - Standard Class	12,769,851	(63,620)	12,706,231	(20)	9,085	9,065	20	12,715,316
LVIP JPMorgan Core Bond Fund - Standard Class	386,145	(2,003)	384,142	(589,559)	—	(589,559)	646,195	440,778
LVIP JPMorgan High Yield Fund - Standard Class	2,033,043	(10,447)	2,022,596	(175,622)	—	(175,622)	493,553	2,340,527
LVIP JPMorgan Mid Cap Value Fund - Standard Class	—	—	—	518	—	518	—	518
LVIP JPMorgan Retirement Income Fund - Standard Class	71,204	—	71,204	93,593	—	93,593	55,770	220,567
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,349	—	2,349	7,468	8,883	16,351	9,680	28,380
LVIP JPMorgan Small Cap Core Fund - Standard Class	2,889	—	2,889	1,697	5,466	7,163	25,695	35,747
LVIP JPMorgan U.S. Equity Fund - Standard Class	2,783	—	2,783	(52)	7,905	7,853	(26,061)	(15,425)
LVIP Macquarie Bond Fund - Standard Class	10,851,781	(183,111)	10,668,670	(4,756,589)	—	(4,756,589)	(2,629,784)	3,282,297
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	66,636	—	66,636	2,602	—	2,602	7,203	76,441
LVIP Macquarie Diversified Income Fund - Standard Class	1,046,617	(5,479)	1,041,138	(276,292)	—	(276,292)	(295,671)	469,175
LVIP Macquarie High Yield Fund - Standard Class	438,813	(6,974)	431,839	(436,241)	—	(436,241)	435,645	431,243
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	623,349	(10,102)	613,247	(112,900)	—	(112,900)	224,362	724,709
LVIP Macquarie Mid Cap Value Fund - Standard Class	236,432	(4,116)	232,316	861,770	476,388	1,338,158	734,043	2,304,517
LVIP Macquarie SMID Cap Core Fund - Standard Class	63,405	(894)	62,511	181,631	498,768	680,399	683,161	1,426,071
LVIP Macquarie Social Awareness Fund - Standard Class	21,507	(1,919)	19,588	156,549	74,673	231,222	233,561	484,371
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(661)	(661)	51,790	504,616	556,406	1,117,236	1,672,981
LVIP Macquarie U.S. REIT Fund - Standard Class	538,337	(6,997)	531,340	310,138	—	310,138	490,850	1,332,328
LVIP Macquarie Value Fund - Standard Class	877,247	(17,370)	859,877	(328,146)	1,693,472	1,365,326	1,081,592	3,306,795
LVIP Macquarie Wealth Builder Fund - Standard Class	1,330	(93)	1,237	(72)	—	(72)	2,348	3,513
LVIP MFS International Growth Fund - Standard Class	272,398	(5,066)	267,332	460,439	687,495	1,147,934	(109,754)	1,305,512
LVIP MFS Value Fund - Standard Class	1,939,673	(9,230)	1,930,443	3,096,140	6,104,249	9,200,389	1,099,523	12,230,355
LVIP Mondrian Global Income Fund - Standard Class	92,620	—	92,620	(979,373)	—	(979,373)	421,203	(465,550)
LVIP Mondrian International Value Fund - Standard Class	570,149	(4,215)	565,934	226,729	185,652	412,381	(148,198)	830,117
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	197	—	197	1,602	851	2,453	694	3,344
LVIP PIMCO Low Duration Bond Fund - Standard Class	81,624	—	81,624	71,950	—	71,950	143	153,717
LVIP SSGA Bond Index Fund - Standard Class	1,461,504	(30,612)	1,430,892	(2,504,196)	—	(2,504,196)	1,361,719	288,415
LVIP SSGA Conservative Index Allocation Fund - Standard Class	44,626	—	44,626	5,806	8,708	14,514	23,798	82,938
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	164,172	(779)	163,393	(449,572)	—	(449,572)	1,499,561	1,213,382
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	19,997	(127)	19,870	421	2,758	3,179	34,677	57,726
LVIP SSGA International Index Fund - Standard Class	984,833	(8,212)	976,621	5,802,186	—	5,802,186	(3,702,696)	3,076,111
LVIP SSGA Mid-Cap Index Fund - Standard Class	549,558	(12,361)	537,197	2,164,484	2,697,892	4,862,376	1,321,425	6,720,998
LVIP SSGA Moderate Index Allocation Fund - Standard Class	242,622	(12,064)	230,558	171,631	105,571	277,202	340,491	848,251
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	16,943	—	16,943	8,398	6,536	14,934	18,031	49,908
LVIP SSGA S&P 500 Index Fund - Standard Class	6,136,678	(221,243)	5,915,435	36,250,235	38,382,556	74,632,791	40,666,801	121,215,027
LVIP SSGA Short-Term Bond Index Fund - Standard Class	101,752	—	101,752	2,288	—	2,288	(5,907)	98,133
LVIP SSGA Small-Cap Index Fund - Standard Class	786,080	(3,681)	782,399	957,461	1,687,828	2,645,289	1,286,428	4,714,116
LVIP Structured Conservative Allocation Fund - Standard Class	13,773	(404)	13,369	762	36,615	37,377	(25,687)	25,059
LVIP Structured Moderate Allocation Fund - Standard Class	5,494	—	5,494	(3,578)	24,152	20,574	(8,096)	17,972
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	$8,236	$(247)	$7,989	$3,057	$37,584	$40,641	$(20,516)	$28,114
LVIP T. Rowe Price 2020 Fund - Standard Class	649,119	(105)	649,014	(247,433)	350,946	103,513	1,278,285	2,030,812
LVIP T. Rowe Price 2030 Fund - Standard Class	1,039,486	(1,097)	1,038,389	279,412	563,189	842,601	2,164,381	4,045,371
LVIP T. Rowe Price 2040 Fund - Standard Class	262,034	(1,002)	261,032	630,997	161,194	792,191	159,555	1,212,778
LVIP T. Rowe Price 2050 Fund - Standard Class	60,386	—	60,386	251,748	74,150	325,898	160,359	546,643
LVIP T. Rowe Price 2060 Fund - Standard Class	10	—	10	44	17	61	(40)	31
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	81,775	(4,956)	76,819	835,868	2,441,750	3,277,618	2,008,218	5,362,655
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	6,862	—	6,862	217	—	217	26,763	33,842
LVIP Vanguard Bond Allocation Fund - Standard Class	187,398	(2,254)	185,144	(796)	—	(796)	(115,652)	68,696
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	253,978	(10,393)	243,585	1,008,529	120,429	1,128,958	2,662,702	4,035,245
LVIP Vanguard International Equity ETF Fund - Standard Class	606,063	(10,843)	595,220	141,722	—	141,722	63,286	800,228
LVIP Wellington Capital Growth Fund - Standard Class	—	—	—	(206,691)	1,747,558	1,540,867	40,959	1,581,826
LVIP Wellington SMID Cap Value Fund - Standard Class	22,670	(910)	21,760	5,959	156,587	162,546	11,715	196,021
LVIP Western Asset Core Bond Fund - Standard Class	12,723	—	12,723	(492)	—	(492)	(9,839)	2,392
M Capital Appreciation Fund	1,634	—	1,634	(721)	5,367	4,646	2,862	9,142
M International Equity Fund	43	—	43	2,940	—	2,940	(1,661)	1,322
M Large Cap Growth Fund	—	—	—	12,263	97	12,360	(3,218)	9,142
M Large Cap Value Fund	—	—	—	6,334	10	6,344	(3,770)	2,574
Macquarie VIP Asset Strategy Series - Service Class	415	—	415	148	832	980	1,100	2,495
Macquarie VIP Emerging Markets Series - Standard Class	1,323,784	(14,362)	1,309,422	438,182	—	438,182	771,059	2,518,663
Macquarie VIP International Core Equity Series - Standard Class	21,059	(1,178)	19,881	2,472	3,812	6,284	(33,031)	(6,866)
Macquarie VIP Small Cap Value Series - Standard Class	782,124	(17,013)	765,111	1,307,382	2,159,552	3,466,934	1,952,615	6,184,660
MFS® VIT Growth Series - Initial Class	—	(21,807)	(21,807)	7,239,747	5,476,447	12,716,194	5,752,922	18,447,309
MFS® VIT Mid Cap Growth Series - Initial Class	—	(1,689)	(1,689)	180,711	488,129	668,840	552,184	1,219,335
MFS® VIT New Discovery Series - Initial Class	—	—	—	(287,409)	—	(287,409)	476,148	188,739
MFS® VIT Research Series - Initial Class	1,100	(192)	908	1,070	10,574	11,644	18,004	30,556
MFS® VIT Total Return Bond Series - Initial Class	10,969	—	10,969	(40,541)	—	(40,541)	65,012	35,440
MFS® VIT Total Return Series - Initial Class	723,487	(5,656)	717,831	91,005	1,400,610	1,491,615	180,622	2,390,068
MFS® VIT Utilities Series - Initial Class	123,034	(2,904)	120,130	115,224	151,824	267,048	144,449	531,627
MFS® VIT II Core Equity Portfolio - Initial Class	9,032	(2,059)	6,973	302,663	65,724	368,387	(141,239)	234,121
MFS® VIT II Technology Portfolio - Initial Class	—	—	—	412,642	22,713	435,355	457,800	893,155
MFS® VIT III Mid Cap Value Portfolio - Initial Class	116,526	(138)	116,388	462,811	392,925	855,736	326,230	1,298,354
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(3,651)	(3,651)	158,714	160,160	318,874	290,126	605,349
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2,565	(856)	1,709	1,259	11,551	12,810	14,739	29,258
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	252,937	(428)	252,509	(1,972,834)	—	(1,972,834)	2,302,684	582,359
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	9,643	(528)	9,115	(799)	—	(799)	(10,828)	(2,512)
PIMCO VIT Real Return Portfolio - Administrative Class	231,118	(571)	230,547	(922,418)	—	(922,418)	882,163	190,292
PIMCO VIT Total Return Portfolio - Administrative Class	910,652	(28)	910,624	(4,210,560)	—	(4,210,560)	4,080,093	780,157
T. Rowe Price Equity Income Portfolio	108,952	—	108,952	102,271	404,624	506,895	18,555	634,402
Templeton Foreign VIP Fund - Class 2	3,246	(135)	3,111	309	—	309	(4,751)	(1,331)
Templeton Global Bond VIP Fund - Class 1	—	(717)	(717)	(185,539)	—	(185,539)	(204,791)	(391,047)
Templeton Growth VIP Fund - Class 1	15,819	(2,877)	12,942	(16,470)	4,282	(12,188)	69,994	70,748
TOPS® Balanced ETF Portfolio - Class 2 Shares	—	—	—	140	—	140	(64)	76
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
TOPS® Conservative ETF Portfolio - Class 2 Shares	2,240	—	2,240	4,319	673	4,992	(2,590)	4,642
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Discovery Value Portfolio - Class A	AB VPS International Value Portfolio - Class A	AB VPS Large Cap Growth Portfolio - Class A	AB VPS Relative Value Portfolio - Class A	AB VPS Sustainable Global Thematic Portfolio - Class A	Allspring VT Discovery SMID Cap Growth Fund - Class 2	American Funds Capital Income Builder® - Class 2	American Funds Global Growth Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$13,444,920	$2,167,841	$1,394,342	$1,130,479	$702,294	$165,388	$220,827	$29,536,366

Changes From Operations:
Net investment income (loss)	148,907	18,172	(1,604)	16,355	1,570	—	7,088	290,036
Net realized gain (loss) on investments	870,746	(34,427)	202,570	102,129	25,014	(27,209)	1,689	1,973,737
Net change in unrealized appreciation or depreciation on investments	1,195,669	322,763	293,325	6,705	91,405	71,098	12,120	4,223,052
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,215,322	306,508	494,291	125,189	117,989	43,889	20,897	6,486,825

Changes From Unit Transactions:
Net unit transactions	(1,046,256)	(710,871)	(186,231)	(84,806)	61,647	114,239	52,193	(1,526,212)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,046,256)	(710,871)	(186,231)	(84,806)	61,647	114,239	52,193	(1,526,212)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,169,066	(404,363)	308,060	40,383	179,636	158,128	73,090	4,960,613

NET ASSETS AT DECEMBER 31, 2023	14,613,986	1,763,478	1,702,402	1,170,862	881,930	323,516	293,917	34,496,979

Changes From Operations:
Net investment income (loss)	113,487	48,493	(939)	17,967	(136)	—	34,198	606,647
Net realized gain (loss) on investments	616,690	9,227	127,931	55,482	(14,196)	(8,797)	955	2,086,590
Net change in unrealized appreciation or depreciation on investments	565,213	29,634	316,351	76,293	53,324	49,615	(45,581)	2,042,793
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,295,390	87,354	443,343	149,742	38,992	40,818	(10,428)	4,736,030

Changes From Unit Transactions:
Net unit transactions	(2,311,890)	(87,650)	32,853	(77,273)	(279,008)	(101,337)	1,464,825	(2,845,758)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,311,890)	(87,650)	32,853	(77,273)	(279,008)	(101,337)	1,464,825	(2,845,758)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,016,500)	(296)	476,196	72,469	(240,016)	(60,519)	1,454,397	1,890,272

NET ASSETS AT DECEMBER 31, 2024	$13,597,486	$1,763,182	$2,178,598	$1,243,331	$641,914	$262,997	$1,748,314	$36,387,251
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Global Small Capitalization Fund - Class 2	American Funds Growth Fund - Class 2	American Funds Growth-Income Fund - Class 2	American Funds High-Income Trust - Class 2	American Funds International Fund - Class 2	American Funds The Bond Fund of America - Class 2	American Funds U.S. Government Securities Fund - Class 2	BlackRock Equity Dividend V.I. Fund - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,489,014	$49,352,947	$16,031,566	$10,206,684	$63,905,041	$624,058	$4,091,143	$1,981,103

Changes From Operations:
Net investment income (loss)	11,967	175,096	227,744	760,624	902,942	27,438	268,737	43,151
Net realized gain (loss) on investments	(204,115)	2,758,873	1,043,617	(299,035)	(997,595)	(39,398)	(138,303)	116,065
Net change in unrealized appreciation or depreciation on investments	908,992	17,186,559	2,756,241	788,238	10,173,553	40,451	139,337	104,873
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	716,844	20,120,528	4,027,602	1,249,827	10,078,900	28,491	269,771	264,089

Changes From Unit Transactions:
Net unit transactions	(227,287)	31,566,872	(2,151,945)	299,466	907,078	210,298	3,631,162	778,030
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(227,287)	31,566,872	(2,151,945)	299,466	907,078	210,298	3,631,162	778,030

TOTAL INCREASE (DECREASE) IN NET ASSETS	489,557	51,687,400	1,875,657	1,549,293	10,985,978	238,789	3,900,933	1,042,119

NET ASSETS AT DECEMBER 31, 2023	4,978,571	101,040,347	17,907,223	11,755,977	74,891,019	862,847	7,992,076	3,023,222

Changes From Operations:
Net investment income (loss)	50,435	348,795	194,433	934,552	848,441	47,018	191,598	89,471
Net realized gain (loss) on investments	(75,805)	6,696,013	1,942,145	(199,137)	(504,001)	(3,228)	(427,344)	307,015
Net change in unrealized appreciation or depreciation on investments	135,976	24,097,738	1,886,760	301,061	2,091,994	(29,644)	200,115	(151,206)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	110,606	31,142,546	4,023,338	1,036,476	2,436,434	14,146	(35,631)	245,280

Changes From Unit Transactions:
Net unit transactions	(671,952)	166,145	(2,247,002)	2,041,800	(9,960,645)	287,023	(1,837,806)	836,311
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(671,952)	166,145	(2,247,002)	2,041,800	(9,960,645)	287,023	(1,837,806)	836,311

TOTAL INCREASE (DECREASE) IN NET ASSETS	(561,346)	31,308,691	1,776,336	3,078,276	(7,524,211)	301,169	(1,873,437)	1,081,591

NET ASSETS AT DECEMBER 31, 2024	$4,417,225	$132,349,038	$19,683,559	$14,834,253	$67,366,808	$1,164,016	$6,118,639	$4,104,813
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	BlackRock High Yield V.I. Fund - Class I	ClearBridge Variable Growth Portfolio - Class I	ClearBridge Variable Mid Cap Portfolio - Class I	ClearBridge Variable Small Cap Growth Portfolio - Class I	Delaware VIP® International Series - Standard Class	DWS Alternative Asset Allocation VIP Portfolio - Class A	DWS Equity 500 Index VIP Portfolio - Class A	DWS Small Cap Index VIP Portfolio - Class A
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,965,392	$160,607	$2,185,960	$3,654,571	$1,185,986	$847,995	$156,663,302	$85,055,257

Changes From Operations:
Net investment income (loss)	247,253	489	2,493	(1,575)	17,028	59,002	2,006,055	880,773
Net realized gain (loss) on investments	(50,922)	12,899	21,339	(120,004)	(23,585)	(1,305)	13,808,165	803,810
Net change in unrealized appreciation or depreciation on investments	273,233	25,653	270,487	479,799	163,922	(7,483)	21,347,283	12,550,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	469,564	39,041	294,319	358,220	157,365	50,214	37,161,503	14,235,312

Changes From Unit Transactions:
Net unit transactions	1,968,212	(1,657)	89,134	962,659	306,335	(48,467)	(25,123,288)	(4,006,872)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,968,212	(1,657)	89,134	962,659	306,335	(48,467)	(25,123,288)	(4,006,872)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,437,776	37,384	383,453	1,320,879	463,700	1,747	12,038,215	10,228,440

NET ASSETS AT DECEMBER 31, 2023	5,403,168	197,991	2,569,413	4,975,450	1,649,686	849,742	168,701,517	95,283,697

Changes From Operations:
Net investment income (loss)	304,227	185	16,832	(1,551)	34,309	32,098	1,823,309	967,943
Net realized gain (loss) on investments	(90,878)	50,096	167,996	175,132	(69,650)	(40)	20,805,058	2,573,728
Net change in unrealized appreciation or depreciation on investments	131,745	(25,565)	85,971	69,631	78,470	14,596	14,945,180	6,864,947
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	345,094	24,716	270,799	243,212	43,129	46,654	37,573,547	10,406,618

Changes From Unit Transactions:
Net unit transactions	(3,254,957)	(664)	49,723	(153,601)	(1,692,815)	70,623	(22,304,866)	(3,694,468)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,254,957)	(664)	49,723	(153,601)	(1,692,815)	70,623	(22,304,866)	(3,694,468)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,909,863)	24,052	320,522	89,611	(1,649,686)	117,277	15,268,681	6,712,150

NET ASSETS AT DECEMBER 31, 2024	$2,493,305	$222,043	$2,889,935	$5,065,061	$—	$967,019	$183,970,198	$101,995,847
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Eaton Vance VT Floating-Rate Income Fund - Initial Class	Fidelity® VIP Asset Manager Portfolio - Service Class	Fidelity® VIP Contrafund® Portfolio - Service Class	Fidelity® VIP Equity-Income Portfolio - Service Class	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$419,248	$638,314	$21,419,237	$665,167	$14,250,478	$4,248,509	$31,767,874	$3,909,243

Changes From Operations:
Net investment income (loss)	33,067	14,280	83,009	11,385	317,621	160,996	717,311	120,546
Net realized gain (loss) on investments	(3,671)	5,979	1,157,357	20,799	(1,034,168)	(87,321)	(830,384)	6,179
Net change in unrealized appreciation or depreciation on investments	14,324	60,191	5,591,134	35,766	1,790,985	643,429	3,955,054	754,712
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	43,720	80,450	6,831,500	67,950	1,074,438	717,104	3,841,981	881,437

Changes From Unit Transactions:
Net unit transactions	(43,193)	(9,605)	(801,866)	(8,479)	(7,500,206)	1,691,657	(5,032,502)	2,166,019
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(43,193)	(9,605)	(801,866)	(8,479)	(7,500,206)	1,691,657	(5,032,502)	2,166,019

TOTAL INCREASE (DECREASE) IN NET ASSETS	527	70,845	6,029,634	59,471	(6,425,768)	2,408,761	(1,190,521)	3,047,456

NET ASSETS AT DECEMBER 31, 2023	419,775	709,159	27,448,871	724,638	7,824,710	6,657,270	30,577,353	6,956,699

Changes From Operations:
Net investment income (loss)	35,066	16,209	12,852	12,263	629,002	712,430	1,318,610	537,363
Net realized gain (loss) on investments	(2,202)	16,459	9,718,973	145,854	277,827	120,549	671,669	439,539
Net change in unrealized appreciation or depreciation on investments	514	25,204	(734,207)	(49,596)	(189,143)	(120,734)	943,337	127,605
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,378	57,872	8,997,618	108,521	717,686	712,245	2,933,616	1,104,507

Changes From Unit Transactions:
Net unit transactions	(21,862)	(24,147)	(7,099,365)	(9,201)	16,706,996	26,592,894	31,382,915	23,961,495
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,862)	(24,147)	(7,099,365)	(9,201)	16,706,996	26,592,894	31,382,915	23,961,495

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,516	33,725	1,898,253	99,320	17,424,682	27,305,139	34,316,531	25,066,002

NET ASSETS AT DECEMBER 31, 2024	$431,291	$742,884	$29,347,124	$823,958	$25,249,392	$33,962,409	$64,893,884	$32,022,701
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	Fidelity® VIP Growth Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$21,406,948	$852,347	$5,375,785	$88,628	$84,590	$—	$4,056,692	$10,112,657

Changes From Operations:
Net investment income (loss)	354,356	24,038	99,880	3,497	2,812	—	156,656	(8,858)
Net realized gain (loss) on investments	(23,512)	12,676	30,956	1,829	2,962	—	(116,747)	741,602
Net change in unrealized appreciation or depreciation on investments	3,456,650	210,237	993,512	29,261	20,297	—	244,018	3,275,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,787,494	246,951	1,124,348	34,587	26,071	—	283,927	4,007,893

Changes From Unit Transactions:
Net unit transactions	302,792	843,639	1,195,038	171,594	95,647	—	(655,566)	2,468,417
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	302,792	843,639	1,195,038	171,594	95,647	—	(655,566)	2,468,417

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,090,286	1,090,590	2,319,386	206,181	121,718	—	(371,639)	6,476,310

NET ASSETS AT DECEMBER 31, 2023	25,497,234	1,942,937	7,695,171	294,809	206,308	—	3,685,053	16,588,967

Changes From Operations:
Net investment income (loss)	620,903	96,193	146,996	18,797	3,456	104	194,818	(19,186)
Net realized gain (loss) on investments	781,350	168,332	328,454	20,621	10,534	37	(30,202)	7,257,752
Net change in unrealized appreciation or depreciation on investments	2,065,054	70,775	655,460	14,741	15,359	(322)	(11,678)	(2,285,388)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,467,307	335,300	1,130,910	54,159	29,349	(181)	152,938	4,953,178

Changes From Unit Transactions:
Net unit transactions	19,199,116	6,052,867	3,410,004	1,280,421	73,564	9,937	1,951,938	1,516,882
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	19,199,116	6,052,867	3,410,004	1,280,421	73,564	9,937	1,951,938	1,516,882

TOTAL INCREASE (DECREASE) IN NET ASSETS	22,666,423	6,388,167	4,540,914	1,334,580	102,913	9,756	2,104,876	6,470,060

NET ASSETS AT DECEMBER 31, 2024	$48,163,657	$8,331,104	$12,236,085	$1,629,389	$309,221	$9,756	$5,789,929	$23,059,027
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Investment Grade Bond Portfolio - Service Class	Fidelity® VIP Mid Cap Portfolio - Service Class	Fidelity® VIP Overseas Portfolio - Service Class	Fidelity® VIP Real Estate Portfolio - Service Class	Franklin Income VIP Fund - Class 1	Franklin Mutual Shares VIP Fund - Class 1	Franklin Rising Dividends VIP Fund - Class 1	Franklin Small Cap Value VIP Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$26,643,766	$8,847,782	$2,285,207	$944,306	$2,365,482	$2,452,422	$1,663,737	$2,231,377

Changes From Operations:
Net investment income (loss)	687,462	42,089	24,162	31,041	164,552	57,994	16,816	17,377
Net realized gain (loss) on investments	(854,893)	162,494	(12,996)	11,712	176,722	89,671	168,610	146,657
Net change in unrealized appreciation or depreciation on investments	1,788,516	1,037,937	464,890	111,295	(25,945)	215,782	765	217,636
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,621,085	1,242,520	476,056	154,048	315,329	363,447	186,191	381,670

Changes From Unit Transactions:
Net unit transactions	843,445	(450,276)	27,712	427,155	1,963,040	444,247	(53,744)	1,197,171
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	843,445	(450,276)	27,712	427,155	1,963,040	444,247	(53,744)	1,197,171

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,464,530	792,244	503,768	581,203	2,278,369	807,694	132,447	1,578,841

NET ASSETS AT DECEMBER 31, 2023	29,108,296	9,640,026	2,788,975	1,525,509	4,643,851	3,260,116	1,796,184	3,810,218

Changes From Operations:
Net investment income (loss)	1,018,091	43,660	47,108	65,392	232,854	70,395	21,756	38,814
Net realized gain (loss) on investments	(1,756,691)	1,607,910	173,553	(3,269)	12,158	65,374	148,427	(3,019)
Net change in unrealized appreciation or depreciation on investments	1,210,847	(10,770)	(86,514)	40,897	93,650	223,101	(6,091)	285,713
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	472,247	1,640,800	134,147	103,020	338,662	358,870	164,092	321,508

Changes From Unit Transactions:
Net unit transactions	3,329,644	(3,814,260)	(32,001)	24,107	(1,430,988)	(289,070)	(848,859)	(1,609,972)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,329,644	(3,814,260)	(32,001)	24,107	(1,430,988)	(289,070)	(848,859)	(1,609,972)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,801,891	(2,173,460)	102,146	127,127	(1,092,326)	69,800	(684,767)	(1,288,464)

NET ASSETS AT DECEMBER 31, 2024	$32,910,187	$7,466,566	$2,891,121	$1,652,636	$3,551,525	$3,329,916	$1,111,417	$2,521,754
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin U.S. Government Securities VIP Fund - Class 1	Goldman Sachs VIT Mid Cap Value Fund - Service Shares	Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	Invesco V.I. Comstock Fund - Series I Shares	Invesco V.I. Growth and Income Fund - Series I Shares	Invesco V.I. Main Street Small Cap Fund®- Series I Shares	Janus Henderson Balanced Portfolio - Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$718,545	$4,733,420	$2,360,307	$1,797	$924,548	$507,515	$856,151	$705,268

Changes From Operations:
Net investment income (loss)	(9)	157,524	18,774	—	22,903	7,938	10,931	12,988
Net realized gain (loss) on investments	(42,941)	(142,002)	54,636	110	181,078	63,072	(1,941)	7,038
Net change in unrealized appreciation or depreciation on investments	243,565	221,238	191,264	68	(64,475)	(6,016)	148,631	76,495
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	200,615	236,760	264,674	178	139,506	64,994	157,621	96,521

Changes From Unit Transactions:
Net unit transactions	(8,082)	501,765	93,773	(1,975)	360,736	(81,483)	38,446	(155,883)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,082)	501,765	93,773	(1,975)	360,736	(81,483)	38,446	(155,883)

TOTAL INCREASE (DECREASE) IN NET ASSETS	192,533	738,525	358,447	(1,797)	500,242	(16,489)	196,067	(59,362)

NET ASSETS AT DECEMBER 31, 2023	911,078	5,471,945	2,718,754	—	1,424,790	491,026	1,052,218	645,906

Changes From Operations:
Net investment income (loss)	(4)	176,155	22,676	2,337	29,570	8,227	—	10,060
Net realized gain (loss) on investments	(7,272)	(91,627)	185,622	61	154,444	41,137	82,561	72,702
Net change in unrealized appreciation or depreciation on investments	98,871	(10,828)	127,212	5,643	30,757	30,266	37,400	(1,297)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	91,595	73,700	335,510	8,041	214,771	79,630	119,961	81,465

Changes From Unit Transactions:
Net unit transactions	6,775	(157,945)	54,785	67,206	66,334	(13,241)	(223,159)	(364,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,775	(157,945)	54,785	67,206	66,334	(13,241)	(223,159)	(364,390)

TOTAL INCREASE (DECREASE) IN NET ASSETS	98,370	(84,245)	390,295	75,247	281,105	66,389	(103,198)	(282,925)

NET ASSETS AT DECEMBER 31, 2024	$1,009,448	$5,387,700	$3,109,049	$75,247	$1,705,895	$557,415	$949,020	$362,981
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Institutional Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Flexible Bond Portfolio - Institutional Shares	Janus Henderson Flexible Bond Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Institutional Shares	JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	JPMorgan Insurance Trust Income Builder Portfolio - Class 1
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,315,855	$3,312,854	$3,664,100	$165,264	$276,411	$500,912	$2,865,968	$107,400

Changes From Operations:
Net investment income (loss)	19,826	1,841	(2,483)	8,653	5,823	4,514	—	—
Net realized gain (loss) on investments	56,309	156,728	170,359	(2,402)	(23,455)	15,850	(174,897)	876
Net change in unrealized appreciation or depreciation on investments	100,223	437,172	465,627	3,801	27,742	108,455	321,122	3,674
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	176,358	595,741	633,503	10,052	10,110	128,819	146,225	4,550

Changes From Unit Transactions:
Net unit transactions	(262,535)	(295,262)	(147,650)	38,768	(127,241)	(36,551)	(3,012,193)	(111,950)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(262,535)	(295,262)	(147,650)	38,768	(127,241)	(36,551)	(3,012,193)	(111,950)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,177)	300,479	485,853	48,820	(117,131)	92,268	(2,865,968)	(107,400)

NET ASSETS AT DECEMBER 31, 2023	1,229,678	3,613,333	4,149,953	214,084	159,280	593,180	—	—

Changes From Operations:
Net investment income (loss)	20,754	23,955	22,169	12,616	5,086	4,179	—	—
Net realized gain (loss) on investments	454,496	150,027	625,004	(2,267)	(7,518)	32,024	—	—
Net change in unrealized appreciation or depreciation on investments	(294,482)	357,464	(21,724)	(6,398)	4,197	97,759	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	180,768	531,446	625,449	3,951	1,765	133,962	—	—

Changes From Unit Transactions:
Net unit transactions	(25,902)	(169,940)	(86,272)	56,147	(41,585)	(57,497)	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,902)	(169,940)	(86,272)	56,147	(41,585)	(57,497)	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	154,866	361,506	539,177	60,098	(39,820)	76,465	—	—

NET ASSETS AT DECEMBER 31, 2024	$1,384,544	$3,974,839	$4,689,130	$274,182	$119,460	$669,645	$—	$—
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	LVIP American Century Disciplined Core Value Fund - Standard Class II	LVIP American Century Inflation Protection Fund - Service Class	LVIP American Century International Fund - Standard Class II	LVIP American Century Mid Cap Value Fund - Standard Class II	LVIP American Century Ultra Fund - Standard Class	LVIP Baron Growth Opportunities Fund - Service Class	LVIP Baron Growth Opportunities Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$63,194,819	$8,346,729	$10,656,459	$743,923	$774,094	$—	$41,010,301	$44,724

Changes From Operations:
Net investment income (loss)	(15,468)	103,552	326,208	10,075	101,499	—	(7,332)	—
Net realized gain (loss) on investments	(865,857)	(350,173)	(509,171)	(7,408)	412,069	—	1,564,964	968
Net change in unrealized appreciation or depreciation on investments	28,566,282	831,364	504,060	88,742	(197,056)	—	5,628,185	7,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	27,684,957	584,743	321,097	91,409	316,512	—	7,185,817	8,301

Changes From Unit Transactions:
Net unit transactions	(35,341,875)	(1,571,740)	(1,332,059)	(42,113)	3,250,954	—	(834,828)	2,836
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(35,341,875)	(1,571,740)	(1,332,059)	(42,113)	3,250,954	—	(834,828)	2,836

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,656,918)	(986,997)	(1,010,962)	49,296	3,567,466	—	6,350,989	11,137

NET ASSETS AT DECEMBER 31, 2023	55,537,901	7,359,732	9,645,497	793,219	4,341,560	—	47,361,290	55,861

Changes From Operations:
Net investment income (loss)	(15,210)	77,802	252,946	10,007	104,496	—	93,327	288
Net realized gain (loss) on investments	7,168,545	(204,790)	(507,070)	(31,208)	138,746	132,583	2,575,609	601
Net change in unrealized appreciation or depreciation on investments	6,693,394	983,918	380,124	34,104	109,485	427,610	(460,153)	2,491
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,846,729	856,930	126,000	12,903	352,727	560,193	2,208,783	3,380

Changes From Unit Transactions:
Net unit transactions	(14,328,205)	(1,869,205)	(3,766,839)	(171,959)	(915,532)	8,887,851	(7,332,182)	2,587
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(14,328,205)	(1,869,205)	(3,766,839)	(171,959)	(915,532)	8,887,851	(7,332,182)	2,587

TOTAL INCREASE (DECREASE) IN NET ASSETS	(481,476)	(1,012,275)	(3,640,839)	(159,056)	(562,805)	9,448,044	(5,123,399)	5,967

NET ASSETS AT DECEMBER 31, 2024	$55,056,425	$6,347,457	$6,004,658	$634,163	$3,778,755	$9,448,044	$42,237,891	$61,828
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Standard Class	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	LVIP Channing Small Cap Value Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,064,697	$9,047,738	$12,001,192	$8,374,346	$798,385	$980,090	$—	$115,459

Changes From Operations:
Net investment income (loss)	30,326	231,294	235,645	259,198	3,105	2,239	—	1,416
Net realized gain (loss) on investments	77,986	(90,669)	(598,220)	(351,030)	4,585	824	—	6,477
Net change in unrealized appreciation or depreciation on investments	(6,537)	988,680	892,725	1,217,037	255,766	137,515	—	17,961
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	101,775	1,129,305	530,150	1,125,205	263,456	140,578	—	25,854

Changes From Unit Transactions:
Net unit transactions	49,630	(1,667,544)	(2,707,370)	114,731	(57,233)	(253,437)	—	(1,373)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	49,630	(1,667,544)	(2,707,370)	114,731	(57,233)	(253,437)	—	(1,373)

TOTAL INCREASE (DECREASE) IN NET ASSETS	151,405	(538,239)	(2,177,220)	1,239,936	206,223	(112,859)	—	24,481

NET ASSETS AT DECEMBER 31, 2023	1,216,102	8,509,499	9,823,972	9,614,282	1,004,608	867,231	—	139,940

Changes From Operations:
Net investment income (loss)	35,747	121,798	404,525	128,003	(639)	57	51	895
Net realized gain (loss) on investments	72,037	370,718	(285,033)	(1,416,473)	84,541	66,552	114	24,963
Net change in unrealized appreciation or depreciation on investments	29,600	322,855	134,348	1,152,417	209,018	67,014	—	6,625
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,384	815,371	253,840	(136,053)	292,920	133,623	165	32,483

Changes From Unit Transactions:
Net unit transactions	(25,143)	(479,446)	(905,637)	(4,711,141)	(77,878)	(141,986)	(165)	(65,094)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(25,143)	(479,446)	(905,637)	(4,711,141)	(77,878)	(141,986)	(165)	(65,094)

TOTAL INCREASE (DECREASE) IN NET ASSETS	112,241	335,925	(651,797)	(4,847,194)	215,042	(8,363)	—	(32,611)

NET ASSETS AT DECEMBER 31, 2024	$1,328,343	$8,845,424	$9,172,175	$4,767,088	$1,219,650	$858,868	$—	$107,329
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$806,938	$11,546,042	$20,440	$1,348,734	$2,493,051	$674,509	$3,831,288	$4,845,006

Changes From Operations:
Net investment income (loss)	33,108	165,241	274	25,683	46,522	22,336	161,829	91,836
Net realized gain (loss) on investments	2,413	929,418	1,126	268,211	204,011	(17,494)	(8,651)	569,387
Net change in unrealized appreciation or depreciation on investments	103,793	1,382,211	2,980	89,335	193,413	60,977	529,106	266,238
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	139,314	2,476,870	4,380	383,229	443,946	65,819	682,284	927,461

Changes From Unit Transactions:
Net unit transactions	(242)	(2,068,454)	(1,233)	561,742	(1,810)	(92,268)	(421,044)	437,750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(242)	(2,068,454)	(1,233)	561,742	(1,810)	(92,268)	(421,044)	437,750

TOTAL INCREASE (DECREASE) IN NET ASSETS	139,072	408,416	3,147	944,971	442,136	(26,449)	261,240	1,365,211

NET ASSETS AT DECEMBER 31, 2023	946,010	11,954,458	23,587	2,293,705	2,935,187	648,060	4,092,528	6,210,217

Changes From Operations:
Net investment income (loss)	27,793	149,730	255	35,972	47,650	25,416	134,648	99,934
Net realized gain (loss) on investments	8,965	1,242,630	1,704	209,926	232,832	6,262	201,620	1,228,487
Net change in unrealized appreciation or depreciation on investments	8,445	1,105,775	2,251	221,476	70,224	25,022	(151,739)	1,234,905
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	45,203	2,498,135	4,210	467,374	350,706	56,700	184,529	2,563,326

Changes From Unit Transactions:
Net unit transactions	(57,715)	(1,397,283)	(2,254)	(146,698)	(469,286)	(926)	1,714,487	(1,009,636)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(57,715)	(1,397,283)	(2,254)	(146,698)	(469,286)	(926)	1,714,487	(1,009,636)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,512)	1,100,852	1,956	320,676	(118,580)	55,774	1,899,016	1,553,690

NET ASSETS AT DECEMBER 31, 2024	$933,498	$13,055,310	$25,543	$2,614,381	$2,816,607	$703,834	$5,991,544	$7,763,907
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	LVIP Government Money Market Fund - Standard Class	LVIP JPMorgan Core Bond Fund - Standard Class	LVIP JPMorgan High Yield Fund - Standard Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,312,046	$2,796,377	$1,685,994	$2,420,538	$225,177,336	$12,178,456	$25,066,970	$—

Changes From Operations:
Net investment income (loss)	61,802	49,893	23,234	42,533	10,410,104	482,697	1,309,585	—
Net realized gain (loss) on investments	(18,583)	(8,616)	(72,234)	(68,581)	(57)	(155,050)	(394,822)	—
Net change in unrealized appreciation or depreciation on investments	533,158	200,542	238,842	287,464	57	442,092	2,012,179	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	576,377	241,819	189,842	261,416	10,410,104	769,739	2,926,942	—

Changes From Unit Transactions:
Net unit transactions	(788,409)	(464,570)	(603,489)	(390,777)	8,718,988	1,796,515	51,531	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(788,409)	(464,570)	(603,489)	(390,777)	8,718,988	1,796,515	51,531	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(212,032)	(222,751)	(413,647)	(129,361)	19,129,092	2,566,254	2,978,473	—

NET ASSETS AT DECEMBER 31, 2023	4,100,014	2,573,626	1,272,347	2,291,177	244,306,428	14,744,710	28,045,443	—

Changes From Operations:
Net investment income (loss)	49,921	67,780	44,407	92,697	12,706,231	384,142	2,022,596	—
Net realized gain (loss) on investments	(18,375)	(35,198)	10,147	17,740	9,065	(589,559)	(175,622)	518
Net change in unrealized appreciation or depreciation on investments	489,669	164,359	69,157	122,954	20	646,195	493,553	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	521,215	196,941	123,711	233,391	12,715,316	440,778	2,340,527	518

Changes From Unit Transactions:
Net unit transactions	(101,155)	(798,087)	138,814	570,245	42,733,685	(6,393,230)	(2,608,998)	(518)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(101,155)	(798,087)	138,814	570,245	42,733,685	(6,393,230)	(2,608,998)	(518)

TOTAL INCREASE (DECREASE) IN NET ASSETS	420,060	(601,146)	262,525	803,636	55,449,001	(5,952,452)	(268,471)	—

NET ASSETS AT DECEMBER 31, 2024	$4,520,074	$1,972,480	$1,534,872	$3,094,813	$299,755,429	$8,792,258	$27,776,972	$—
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP JPMorgan Retirement Income Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Small Cap Core Fund - Standard Class	LVIP JPMorgan U.S. Equity Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,366,507	$91,605	$182,481	$—	$202,680,710	$1,743,874	$18,736,595	$6,716,657

Changes From Operations:
Net investment income (loss)	102,650	1,918	2,929	—	6,467,678	65,653	910,624	426,554
Net realized gain (loss) on investments	(26,319)	8,185	(1,449)	—	(4,975,801)	38,614	(486,916)	(174,887)
Net change in unrealized appreciation or depreciation on investments	199,745	6,981	26,525	—	10,200,063	9,248	833,941	531,785
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	276,076	17,084	28,005	—	11,691,940	113,515	1,257,649	783,452

Changes From Unit Transactions:
Net unit transactions	311,127	21,955	57,667	—	(3,567,144)	(583,296)	3,219,998	(804,461)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	311,127	21,955	57,667	—	(3,567,144)	(583,296)	3,219,998	(804,461)

TOTAL INCREASE (DECREASE) IN NET ASSETS	587,203	39,039	85,672	—	8,124,796	(469,781)	4,477,647	(21,009)

NET ASSETS AT DECEMBER 31, 2023	2,953,710	130,644	268,153	—	210,805,506	1,274,093	23,214,242	6,695,648

Changes From Operations:
Net investment income (loss)	71,204	2,349	2,889	2,783	10,668,670	66,636	1,041,138	431,839
Net realized gain (loss) on investments	93,593	16,351	7,163	7,853	(4,756,589)	2,602	(276,292)	(436,241)
Net change in unrealized appreciation or depreciation on investments	55,770	9,680	25,695	(26,061)	(2,629,784)	7,203	(295,671)	435,645
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	220,567	28,380	35,747	(15,425)	3,282,297	76,441	469,175	431,243

Changes From Unit Transactions:
Net unit transactions	(894,831)	19,139	39,566	577,860	204,963	843,255	2,927,858	(294,603)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(894,831)	19,139	39,566	577,860	204,963	843,255	2,927,858	(294,603)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(674,264)	47,519	75,313	562,435	3,487,260	919,696	3,397,033	136,640

NET ASSETS AT DECEMBER 31, 2024	$2,279,446	$178,163	$343,466	$562,435	$214,292,766	$2,193,789	$26,611,275	$6,832,288
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$21,211,938	$16,742,705	$8,387,648	$2,132,581	$3,494,430	$16,244,845	$53,241,276	$40,643

Changes From Operations:
Net investment income (loss)	628,300	252,357	102,479	21,735	(323)	540,530	867,054	1,119
Net realized gain (loss) on investments	(347,251)	1,350,060	415,386	115,086	(97,318)	(198,097)	1,930,955	(110)
Net change in unrealized appreciation or depreciation on investments	637,202	11,502	762,567	417,448	1,631,093	1,625,788	(1,079,811)	2,907
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	918,251	1,613,919	1,280,432	554,269	1,533,452	1,968,221	1,718,198	3,916

Changes From Unit Transactions:
Net unit transactions	(3,893,139)	(2,072,730)	(24,809)	(167,854)	(289,912)	(1,189,671)	(2,868,893)	(319)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,893,139)	(2,072,730)	(24,809)	(167,854)	(289,912)	(1,189,671)	(2,868,893)	(319)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,974,888)	(458,811)	1,255,623	386,415	1,243,540	778,550	(1,150,695)	3,597

NET ASSETS AT DECEMBER 31, 2023	18,237,050	16,283,894	9,643,271	2,518,996	4,737,970	17,023,395	52,090,581	44,240

Changes From Operations:
Net investment income (loss)	613,247	232,316	62,511	19,588	(661)	531,340	859,877	1,237
Net realized gain (loss) on investments	(112,900)	1,338,158	680,399	231,222	556,406	310,138	1,365,326	(72)
Net change in unrealized appreciation or depreciation on investments	224,362	734,043	683,161	233,561	1,117,236	490,850	1,081,592	2,348
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	724,709	2,304,517	1,426,071	484,371	1,672,981	1,332,328	3,306,795	3,513

Changes From Unit Transactions:
Net unit transactions	(1,303,349)	(4,110,343)	(494,027)	210,587	180,482	(1,663,246)	(11,907,954)	(364)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,303,349)	(4,110,343)	(494,027)	210,587	180,482	(1,663,246)	(11,907,954)	(364)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(578,640)	(1,805,826)	932,044	694,958	1,853,463	(330,918)	(8,601,159)	3,149

NET ASSETS AT DECEMBER 31, 2024	$17,658,410	$14,478,068	$10,575,315	$3,213,954	$6,591,433	$16,692,477	$43,489,422	$47,389
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP MFS International Growth Fund - Standard Class	LVIP MFS Value Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class	LVIP Mondrian International Value Fund - Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	LVIP PIMCO Low Duration Bond Fund - Standard Class	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$10,781,669	$98,419,892	$8,005,099	$15,963,607	$8,303	$1,796,950	$33,009,545	$1,220,168

Changes From Operations:
Net investment income (loss)	278,302	1,759,823	—	563,411	313	64,219	963,681	31,302
Net realized gain (loss) on investments	558,446	7,750,505	(177,481)	(40,512)	783	(47,660)	(1,073,900)	16,161
Net change in unrealized appreciation or depreciation on investments	840,803	(2,021,267)	522,109	2,589,060	1,605	62,071	1,923,161	81,986
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,677,551	7,489,061	344,628	3,111,959	2,701	78,630	1,812,942	129,449

Changes From Unit Transactions:
Net unit transactions	2,527,055	(890,629)	423,513	189,218	13,725	618,454	1,815,030	(16,128)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,527,055	(890,629)	423,513	189,218	13,725	618,454	1,815,030	(16,128)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,204,606	6,598,432	768,141	3,301,177	16,426	697,084	3,627,972	113,321

NET ASSETS AT DECEMBER 31, 2023	14,986,275	105,018,324	8,773,240	19,264,784	24,729	2,494,034	36,637,517	1,333,489

Changes From Operations:
Net investment income (loss)	267,332	1,930,443	92,620	565,934	197	81,624	1,430,892	44,626
Net realized gain (loss) on investments	1,147,934	9,200,389	(979,373)	412,381	2,453	71,950	(2,504,196)	14,514
Net change in unrealized appreciation or depreciation on investments	(109,754)	1,099,523	421,203	(148,198)	694	143	1,361,719	23,798
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,305,512	12,230,355	(465,550)	830,117	3,344	153,717	288,415	82,938

Changes From Unit Transactions:
Net unit transactions	1,840,437	(3,595,215)	(4,345,261)	(2,519,096)	(13,728)	(840,093)	5,875,268	168,131
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,840,437	(3,595,215)	(4,345,261)	(2,519,096)	(13,728)	(840,093)	5,875,268	168,131

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,145,949	8,635,140	(4,810,811)	(1,688,979)	(10,384)	(686,376)	6,163,683	251,069

NET ASSETS AT DECEMBER 31, 2024	$18,132,224	$113,653,464	$3,962,429	$17,575,805	$14,345	$1,807,658	$42,801,200	$1,584,558
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP SSGA Short-Term Bond Index Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$11,018,812	$500,709	$47,124,184	$47,547,560	$8,258,973	$590,619	$410,237,658	$1,043,409

Changes From Operations:
Net investment income (loss)	426,383	13,859	1,733,382	712,140	208,969	10,964	6,613,967	55,894
Net realized gain (loss) on investments	(162,281)	(1,059)	691,642	2,861,285	227,461	529	21,476,291	(3,586)
Net change in unrealized appreciation or depreciation on investments	768,526	55,602	6,202,875	4,269,763	706,370	57,688	76,853,925	34,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,032,628	68,402	8,627,899	7,843,188	1,142,800	69,181	104,944,183	87,037

Changes From Unit Transactions:
Net unit transactions	1,420,486	14,071	3,575,389	382,584	489,890	(138,015)	(9,923,121)	704,711
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,420,486	14,071	3,575,389	382,584	489,890	(138,015)	(9,923,121)	704,711

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,453,114	82,473	12,203,288	8,225,772	1,632,690	(68,834)	95,021,062	791,748

NET ASSETS AT DECEMBER 31, 2023	13,471,926	583,182	59,327,472	55,773,332	9,891,663	521,785	505,258,720	1,835,157

Changes From Operations:
Net investment income (loss)	163,393	19,870	976,621	537,197	230,558	16,943	5,915,435	101,752
Net realized gain (loss) on investments	(449,572)	3,179	5,802,186	4,862,376	277,202	14,934	74,632,791	2,288
Net change in unrealized appreciation or depreciation on investments	1,499,561	34,677	(3,702,696)	1,321,425	340,491	18,031	40,666,801	(5,907)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,213,382	57,726	3,076,111	6,720,998	848,251	49,908	121,215,027	98,133

Changes From Unit Transactions:
Net unit transactions	(8,747,544)	7,671	(30,602,533)	(18,639,324)	(1,328,576)	49,302	(61,876,619)	217,029
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,747,544)	7,671	(30,602,533)	(18,639,324)	(1,328,576)	49,302	(61,876,619)	217,029

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,534,162)	65,397	(27,526,422)	(11,918,326)	(480,325)	99,210	59,338,408	315,162

NET ASSETS AT DECEMBER 31, 2024	$5,937,764	$648,579	$31,801,050	$43,855,006	$9,411,338	$620,995	$564,597,128	$2,150,319
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Standard Class	LVIP T. Rowe Price 2030 Fund - Standard Class	LVIP T. Rowe Price 2040 Fund - Standard Class	LVIP T. Rowe Price 2050 Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$38,500,663	$443,171	$130,500	$215,236	$22,194,854	$27,713,619	$6,689,193	$2,679,165

Changes From Operations:
Net investment income (loss)	533,408	10,559	4,031	6,098	657,014	747,678	181,829	55,610
Net realized gain (loss) on investments	(486,243)	(4,481)	1,922	2,581	6,975	751,676	620,699	228,027
Net change in unrealized appreciation or depreciation on investments	6,555,917	39,361	12,049	23,449	2,808,863	3,902,588	1,125,770	404,513
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,603,082	45,439	18,002	32,128	3,472,852	5,401,942	1,928,298	688,150

Changes From Unit Transactions:
Net unit transactions	1,288,087	(69,038)	13,286	15,661	631,365	(3,149,732)	1,519,335	486,669
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,288,087	(69,038)	13,286	15,661	631,365	(3,149,732)	1,519,335	486,669

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,891,169	(23,599)	31,288	47,789	4,104,217	2,252,210	3,447,633	1,174,819

NET ASSETS AT DECEMBER 31, 2023	46,391,832	419,572	161,788	263,025	26,299,071	29,965,829	10,136,826	3,853,984

Changes From Operations:
Net investment income (loss)	782,399	13,369	5,494	7,989	649,014	1,038,389	261,032	60,386
Net realized gain (loss) on investments	2,645,289	37,377	20,574	40,641	103,513	842,601	792,191	325,898
Net change in unrealized appreciation or depreciation on investments	1,286,428	(25,687)	(8,096)	(20,516)	1,278,285	2,164,381	159,555	160,359
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,714,116	25,059	17,972	28,114	2,030,812	4,045,371	1,212,778	546,643

Changes From Unit Transactions:
Net unit transactions	(7,721,670)	(33,656)	(48,116)	(41,519)	(4,491,088)	13,002,254	2,408,306	41,250
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,721,670)	(33,656)	(48,116)	(41,519)	(4,491,088)	13,002,254	2,408,306	41,250

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,007,554)	(8,597)	(30,144)	(13,405)	(2,460,276)	17,047,625	3,621,084	587,893

NET ASSETS AT DECEMBER 31, 2024	$43,384,278	$410,975	$131,644	$249,620	$23,838,795	$47,013,454	$13,757,910	$4,441,877
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP T. Rowe Price 2060 Fund - Standard Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Standard Class	LVIP Vanguard Domestic Equity ETF Fund - Standard Class	LVIP Vanguard International Equity ETF Fund - Standard Class	LVIP Wellington Capital Growth Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$33,336	$23,078,754	$9,758	$3,410,267	$17,681,661	$18,274,406	$4,881,341	$1,329,435

Changes From Operations:
Net investment income (loss)	—	1,765	3,726	134,486	226,724	601,527	(3)	13,165
Net realized gain (loss) on investments	(39)	(440,733)	(1,490)	(2,628)	1,183,518	120,047	(41,969)	177,928
Net change in unrealized appreciation or depreciation on investments	5,725	5,137,536	13,726	95,254	2,741,092	2,047,089	2,072,891	35,357
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,686	4,698,568	15,962	227,112	4,151,334	2,768,663	2,030,919	226,450

Changes From Unit Transactions:
Net unit transactions	(39,022)	(3,225,271)	220,205	780,961	(3,632,295)	(63,688)	1,405,213	(4,115)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(39,022)	(3,225,271)	220,205	780,961	(3,632,295)	(63,688)	1,405,213	(4,115)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,336)	1,473,297	236,167	1,008,073	519,039	2,704,975	3,436,132	222,335

NET ASSETS AT DECEMBER 31, 2023	—	24,552,051	245,925	4,418,340	18,200,700	20,979,381	8,317,473	1,551,770

Changes From Operations:
Net investment income (loss)	10	76,819	6,862	185,144	243,585	595,220	—	21,760
Net realized gain (loss) on investments	61	3,277,618	217	(796)	1,128,958	141,722	1,540,867	162,546
Net change in unrealized appreciation or depreciation on investments	(40)	2,008,218	26,763	(115,652)	2,662,702	63,286	40,959	11,715
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	31	5,362,655	33,842	68,696	4,035,245	800,228	1,581,826	196,021

Changes From Unit Transactions:
Net unit transactions	658	309,890	9,824	676,837	102,291	639,728	(9,899,299)	58,108
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	658	309,890	9,824	676,837	102,291	639,728	(9,899,299)	58,108

TOTAL INCREASE (DECREASE) IN NET ASSETS	689	5,672,545	43,666	745,533	4,137,536	1,439,956	(8,317,473)	254,129

NET ASSETS AT DECEMBER 31, 2024	$689	$30,224,596	$289,591	$5,163,873	$22,338,236	$22,419,337	$—	$1,805,899
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Western Asset Core Bond Fund - Standard Class	M Capital Appreciation Fund	M International Equity Fund	M Large Cap Growth Fund	M Large Cap Value Fund	Macquarie VIP Asset Strategy Series - Service Class	Macquarie VIP Emerging Markets Series - Standard Class	Macquarie VIP International Core Equity Series - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$333,129	$97,635	$13,653	$26,845	$20,842	$17,396	$41,081,555	$—

Changes From Operations:
Net investment income (loss)	16,986	419	466	—	492	406	702,606	—
Net realized gain (loss) on investments	(40,947)	3,152	8	1,810	354	(268)	(784,768)	—
Net change in unrealized appreciation or depreciation on investments	27,352	16,705	1,753	6,881	784	2,283	5,681,923	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,391	20,276	2,227	8,691	1,630	2,421	5,599,761	—

Changes From Unit Transactions:
Net unit transactions	(174,585)	(14,775)	437	299	383	(39)	205,411	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(174,585)	(14,775)	437	299	383	(39)	205,411	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(171,194)	5,501	2,664	8,990	2,013	2,382	5,805,172	—

NET ASSETS AT DECEMBER 31, 2023	161,935	103,136	16,317	35,835	22,855	19,778	46,886,727	—

Changes From Operations:
Net investment income (loss)	12,723	1,634	43	—	—	415	1,309,422	19,881
Net realized gain (loss) on investments	(492)	4,646	2,940	12,360	6,344	980	438,182	6,284
Net change in unrealized appreciation or depreciation on investments	(9,839)	2,862	(1,661)	(3,218)	(3,770)	1,100	771,059	(33,031)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,392	9,142	1,322	9,142	2,574	2,495	2,518,663	(6,866)

Changes From Unit Transactions:
Net unit transactions	27,714	(29,507)	(17,639)	(44,977)	(25,429)	(634)	(4,019,668)	1,694,256
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,714	(29,507)	(17,639)	(44,977)	(25,429)	(634)	(4,019,668)	1,694,256

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,106	(20,365)	(16,317)	(35,835)	(22,855)	1,861	(1,501,005)	1,687,390

NET ASSETS AT DECEMBER 31, 2024	$192,041	$82,771	$—	$—	$—	$21,639	$45,385,722	$1,687,390
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP Small Cap Value Series - Standard Class	MFS® VIT Growth Series - Initial Class	MFS® VIT Mid Cap Growth Series - Initial Class	MFS® VIT New Discovery Series - Initial Class	MFS® VIT Research Series - Initial Class	MFS® VIT Total Return Bond Series - Initial Class	MFS® VIT Total Return Series - Initial Class	MFS® VIT Utilities Series - Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$57,496,733	$48,630,985	$4,337,241	$2,762,479	$140,250	$1,215,032	$35,470,680	$6,428,852

Changes From Operations:
Net investment income (loss)	522,768	(22,945)	(1,743)	—	612	51,911	661,451	181,036
Net realized gain (loss) on investments	2,558,195	3,963,471	10,687	(334,058)	8,448	(40,484)	883,603	305,995
Net change in unrealized appreciation or depreciation on investments	2,034,588	13,031,323	1,577,972	731,138	21,507	106,935	1,764,911	(672,411)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,115,551	16,971,849	1,586,916	397,080	30,567	118,362	3,309,965	(185,380)

Changes From Unit Transactions:
Net unit transactions	(6,005,166)	(6,351,300)	3,671,293	92,337	(5,464)	766,050	(5,039,096)	(1,546,044)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,005,166)	(6,351,300)	3,671,293	92,337	(5,464)	766,050	(5,039,096)	(1,546,044)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(889,615)	10,620,549	5,258,209	489,417	25,103	884,412	(1,729,131)	(1,731,424)

NET ASSETS AT DECEMBER 31, 2023	56,607,118	59,251,534	9,595,450	3,251,896	165,353	2,099,444	33,741,549	4,697,428

Changes From Operations:
Net investment income (loss)	765,111	(21,807)	(1,689)	—	908	10,969	717,831	120,130
Net realized gain (loss) on investments	3,466,934	12,716,194	668,840	(287,409)	11,644	(40,541)	1,491,615	267,048
Net change in unrealized appreciation or depreciation on investments	1,952,615	5,752,922	552,184	476,148	18,004	65,012	180,622	144,449
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,184,660	18,447,309	1,219,335	188,739	30,556	35,440	2,390,068	531,627

Changes From Unit Transactions:
Net unit transactions	(1,444,531)	(14,908,053)	(2,815,800)	2,093,727	(5,793)	(1,941,436)	(6,908,741)	(289,389)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,444,531)	(14,908,053)	(2,815,800)	2,093,727	(5,793)	(1,941,436)	(6,908,741)	(289,389)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,740,129	3,539,256	(1,596,465)	2,282,466	24,763	(1,905,996)	(4,518,673)	242,238

NET ASSETS AT DECEMBER 31, 2024	$61,347,247	$62,790,790	$7,998,985	$5,534,362	$190,116	$193,448	$29,222,876	$4,939,666
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	MFS® VIT II Core Equity Portfolio - Initial Class	MFS® VIT II Technology Portfolio - Initial Class	MFS® VIT III Mid Cap Value Portfolio - Initial Class	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	PIMCO VIT Real Return Portfolio - Administrative Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,200,457	$1,805,371	$7,564,527	$2,291,788	$348,770	$14,599,462	$261,102	$9,620,079

Changes From Operations:
Net investment income (loss)	4,379	(3)	157,116	(3,063)	2,566	2,334,384	5,359	294,441
Net realized gain (loss) on investments	67,346	102,881	352,857	(16,982)	16,236	(1,116,798)	1,267	(301,772)
Net change in unrealized appreciation or depreciation on investments	194,578	930,312	606,367	423,338	15,388	(2,398,790)	6,280	375,750
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	266,303	1,033,190	1,116,340	403,293	34,190	(1,181,204)	12,906	368,419

Changes From Unit Transactions:
Net unit transactions	(86,014)	165,386	1,243,701	(97,057)	(43,560)	88,543	(3,494)	173,700
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(86,014)	165,386	1,243,701	(97,057)	(43,560)	88,543	(3,494)	173,700

TOTAL INCREASE (DECREASE) IN NET ASSETS	180,289	1,198,576	2,360,041	306,236	(9,370)	(1,092,661)	9,412	542,119

NET ASSETS AT DECEMBER 31, 2023	1,380,746	3,003,947	9,924,568	2,598,024	339,400	13,506,801	270,514	10,162,198

Changes From Operations:
Net investment income (loss)	6,973	—	116,388	(3,651)	1,709	252,509	9,115	230,547
Net realized gain (loss) on investments	368,387	435,355	855,736	318,874	12,810	(1,972,834)	(799)	(922,418)
Net change in unrealized appreciation or depreciation on investments	(141,239)	457,800	326,230	290,126	14,739	2,302,684	(10,828)	882,163
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	234,121	893,155	1,298,354	605,349	29,258	582,359	(2,512)	190,292

Changes From Unit Transactions:
Net unit transactions	(1,494,965)	(1,305,048)	(1,723,056)	(137,842)	(178)	(5,356,643)	81,234	(6,566,489)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,494,965)	(1,305,048)	(1,723,056)	(137,842)	(178)	(5,356,643)	81,234	(6,566,489)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,260,844)	(411,893)	(424,702)	467,507	29,080	(4,774,284)	78,722	(6,376,197)

NET ASSETS AT DECEMBER 31, 2024	$119,902	$2,592,054	$9,499,866	$3,065,531	$368,480	$8,732,517	$349,236	$3,786,001
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	PIMCO VIT Total Return Portfolio - Administrative Class	T. Rowe Price Equity Income Portfolio	Templeton Foreign VIP Fund - Class 2	Templeton Global Bond VIP Fund - Class 1	Templeton Growth VIP Fund - Class 1	TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	TOPS® Balanced ETF Portfolio - Class 2 Shares	TOPS® Conservative ETF Portfolio - Class 2 Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$28,883,827	$5,213,233	$113,648	$5,214,133	$1,074,473	$4,543	$3,288	$—

Changes From Operations:
Net investment income (loss)	1,110,267	119,027	3,856	(627)	38,850	—	64	1,245
Net realized gain (loss) on investments	(752,723)	223,072	17	(325,449)	(4,338)	12	(76)	1,221
Net change in unrealized appreciation or depreciation on investments	1,538,658	172,331	19,251	444,150	189,300	156	349	1,081
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,896,202	514,430	23,124	118,074	223,812	168	337	3,547

Changes From Unit Transactions:
Net unit transactions	3,999,133	273,590	(3,667)	(1,670,567)	(16,340)	(4,711)	2,089	69,222
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,999,133	273,590	(3,667)	(1,670,567)	(16,340)	(4,711)	2,089	69,222

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,895,335	788,020	19,457	(1,552,493)	207,472	(4,543)	2,426	72,769

NET ASSETS AT DECEMBER 31, 2023	34,779,162	6,001,253	133,105	3,661,640	1,281,945	—	5,714	72,769

Changes From Operations:
Net investment income (loss)	910,624	108,952	3,111	(717)	12,942	—	—	2,240
Net realized gain (loss) on investments	(4,210,560)	506,895	309	(185,539)	(12,188)	—	140	4,992
Net change in unrealized appreciation or depreciation on investments	4,080,093	18,555	(4,751)	(204,791)	69,994	—	(64)	(2,590)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	780,157	634,402	(1,331)	(391,047)	70,748	—	76	4,642

Changes From Unit Transactions:
Net unit transactions	(30,104,734)	(625,954)	(3,540)	(595,991)	1,100	—	(5,790)	18,523
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(30,104,734)	(625,954)	(3,540)	(595,991)	1,100	—	(5,790)	18,523

TOTAL INCREASE (DECREASE) IN NET ASSETS	(29,324,577)	8,448	(4,871)	(987,038)	71,848	—	(5,714)	23,165

NET ASSETS AT DECEMBER 31, 2024	$5,454,585	$6,009,701	$128,234	$2,674,602	$1,353,793	$—	$—	$95,934
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,572

Changes From Operations:
Net investment income (loss)	—
Net realized gain (loss) on investments	4
Net change in unrealized appreciation or depreciation on investments	127
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	131

Changes From Unit Transactions:
Net unit transactions	(4,703)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,703)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,572)

NET ASSETS AT DECEMBER 31, 2023	—

Changes From Operations:
Net investment income (loss)	—
Net realized gain (loss) on investments	—
Net change in unrealized appreciation or depreciation on investments	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—

Changes From Unit Transactions:
Net unit transactions	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	—

NET ASSETS AT DECEMBER 31, 2024	$—
See accompanying notes

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Flexible Premium Variable Life Account S (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on May 14, 1999, are part of the operations of the Company. The Variable Account consists of six products as follows:

•Lincoln CVUL	•Lincoln Corporate Variable 4
•Lincoln CVUL Series III	•Lincoln Corporate Variable 5
•Lincoln Corporate Commitment VUL	•Lincoln Corporate Exec VUL
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred eighty-four available mutual funds (the Funds) of twenty-five open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco V.I. Comstock Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series I Shares**
Invesco V.I. Growth and Income Fund - Series I Shares
Invesco V.I. Main Street Fund - Series I Shares**
Invesco V.I. Main Street Small Cap Fund®- Series I Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS International Value Portfolio - Class A
AB VPS Large Cap Growth Portfolio - Class A
AB VPS Relative Value Portfolio - Class A
AB VPS Sustainable Global Thematic Portfolio - Class A

Allspring Variable Trust:
Allspring VT Discovery SMID Cap Growth Fund - Class 2

American Funds Insurance Series®:
American Funds Capital Income Builder® - Class 2
American Funds Global Growth Fund - Class 2
American Funds Global Small Capitalization Fund - Class 2
American Funds Growth Fund - Class 2
American Funds Growth-Income Fund - Class 2
American Funds High-Income Trust - Class 2
American Funds International Fund - Class 2
American Funds The Bond Fund of America - Class 2
American Funds U.S. Government Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:
BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:
BlackRock High Yield V.I. Fund - Class I

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Delaware VIP® Trust:
Macquarie VIP Emerging Markets Series - Standard Class
Macquarie VIP International Core Equity Series - Standard Class
Macquarie VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Asset Manager Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Equity-Income Portfolio - Service Class
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
Fidelity® VIP Growth Portfolio - Service Class
Fidelity® VIP High Income Portfolio - Service Class**
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
Fidelity® VIP Mid Cap Portfolio - Service Class
Fidelity® VIP Overseas Portfolio - Service Class
Fidelity® VIP Real Estate Portfolio - Service Class

Franklin Templeton Variable Insurance Products Trust:
Franklin Income VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 1
Franklin Small Cap Value VIP Fund - Class 2
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 2**
Franklin U.S. Government Securities VIP Fund - Class 1
Templeton Foreign VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 1
Templeton Growth VIP Fund - Class 1
Templeton Growth VIP Fund - Class 2**

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Mid Cap Value Fund - Service Shares
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares

Ivy Variable Insurance Portfolios:
Macquarie VIP Asset Strategy Series - Service Class

Janus Aspen Series:

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Janus Henderson Balanced Portfolio - Institutional Shares
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Institutional Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Flexible Bond Portfolio - Institutional Shares
Janus Henderson Flexible Bond Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Institutional Shares
Janus Henderson Global Research Portfolio - Service Shares**
Janus Henderson Global Technology and Innovation Portfolio - Service Shares**

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class I
ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Century Disciplined Core Value Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century International Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Standard Class II
LVIP American Century Ultra Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Channing Small Cap Value Fund - Standard Class**
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Standard Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class**
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Standard Class**
LVIP Macquarie Bond Fund - Standard Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Standard Class

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Macquarie Value Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Standard Class
LVIP T. Rowe Price 2030 Fund - Standard Class
LVIP T. Rowe Price 2040 Fund - Standard Class
LVIP T. Rowe Price 2050 Fund - Standard Class
LVIP T. Rowe Price 2060 Fund - Standard Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Standard Class
LVIP Western Asset Core Bond Fund - Standard Class

M Fund, Inc.:
M Capital Appreciation Fund
M International Equity Fund**
M Large Cap Growth Fund**
M Large Cap Value Fund**

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Mid Cap Growth Series - Initial Class
MFS® VIT New Discovery Series - Initial Class
MFS® VIT Research Series - Initial Class
MFS® VIT Total Return Bond Series - Initial Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Utilities Series - Initial Class

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Initial Class
MFS® VIT II Technology Portfolio - Initial Class

MFS® Variable Insurance Trust III:
MFS® VIT III Mid Cap Value Portfolio - Initial Class

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
Neuberger Berman AMT Sustainable Equity Portfolio - I Class**

Northern Lights Variable Trust:
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**
TOPS® Balanced ETF Portfolio - Class 2 Shares**
TOPS® Conservative ETF Portfolio - Class 2 Shares
TOPS® Growth ETF Portfolio - Class 2 Shares**
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class
PIMCO VIT Real Return Portfolio - Administrative Class
PIMCO VIT Total Return Portfolio - Administrative Class

T. Rowe Price Equity Series, Inc.:
T. Rowe Price Equity Income Portfolio
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2024
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable life contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.
Investment Fund Changes: During 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
Allspring VT Discovery Fund - Class 2	Allspring VT Discovery SMID Cap Growth Fund - Class 2
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following funds were affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	LVIP JPMorgan Core Bond Fund - Standard Class
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	LVIP JPMorgan Small Cap Core Fund - Standard Class
Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IA
JPMorgan Insurance Trust Income Builder Portfolio - Class 1

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP Channing Small Cap Value Fund - Standard Class	Macquarie VIP International Core Equity Series - Standard Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the Delaware VIP® International Series - Standard Class fund ceased to be available as an investment option to Variable Account contract owners.

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the Statements of operations. For the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•Lincoln CVUL at a daily rate of .0005479% to .0019178% (.20% to .70% on an annual basis)
•Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
•Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)
•Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)
•Lincoln Corporate Exec VUL at a daily rate of .0002740% to .0012877% (.10% to .47% on an annual basis)
For the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products, the mortality and expense guarantees deducted as a monthly charge amounted to $3,674,545 and $3,156,512 for the years ended December 31, 2024 and 2023, respectively.
The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2024 and 2023, amounted to $3,772,877 and $4,865,508, respectively.
The Company assumes responsibility for providing the insurance benefit included in the policy. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law) and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. The administrative fees and cost of insurance charges for the years December 31, 2024 and 2023, amounted to $39,717,393 and $37,903,228, respectively.
Under certain circumstances, the Company reserves the right to assess a transfer fee of $25 for each transfer after the twelfth transfer per year between variable subaccounts for the Lincoln CVUL and Lincoln CVUL Series III products and after the twenty-fourth transfer per year between variable subaccounts for the Lincoln Corporate Commitment VUL, Lincoln Corporate Variable 4, Lincoln Corporate Variable 5 and Lincoln Corporate Exec VUL products. For the years ended December 31, 2024 and 2023, no transfer fees were deducted from the variable subaccounts.
Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2024		0.00%	0.20%	11.11	47.46	341,601	13,597,486	9.80%	10.02%	0.85%
	2023		0.00%	0.20%	24.15	43.14	376,278	14,613,986	16.95%	17.18%	1.11%
	2022		0.00%	0.35%	16.17	36.81	403,458	13,444,920	-15.92%	-15.63%	1.12%
	2021		0.00%	0.35%	19.23	43.63	406,037	15,927,036	35.47%	35.95%	0.77%
	2020		0.00%	0.35%	14.20	44.53	442,932	12,309,991	3.01%	3.37%	1.06%

AB VPS International Value Portfolio - Class A	2024		0.00%	0.10%	12.07	12.29	144,705	1,763,182	4.96%	5.07%	2.72%
	2023		0.00%	0.20%	11.50	13.53	151,783	1,763,478	14.92%	15.15%	0.85%
	2022		0.00%	0.20%	9.99	11.77	215,330	2,167,841	-13.78%	-13.61%	4.65%
	2021		0.00%	0.20%	11.58	13.65	206,293	2,406,139	10.86%	11.08%	1.99%
	2020		0.00%	0.20%	10.43	12.31	220,439	2,317,119	2.26%	2.47%	1.95%

AB VPS Large Cap Growth Portfolio - Class A	2024		0.10%	0.10%	12.55	48.23	54,133	2,178,598	25.13%	25.13%	0.05%
	2023		0.10%	0.10%	10.03	38.54	53,237	1,702,402	34.99%	34.99%	0.00%
	2022		0.10%	0.10%	28.55	28.55	58,015	1,394,342	-28.58%	-28.58%	0.00%
	2021		0.10%	0.20%	39.98	67.18	55,043	2,253,454	28.72%	28.84%	0.00%
	2020		0.10%	0.20%	31.03	66.89	68,435	2,226,840	35.21%	35.35%	0.00%

AB VPS Relative Value Portfolio - Class A	2024		0.00%	0.20%	32.02	47.61	27,279	1,243,331	12.80%	13.02%	1.46%
	2023		0.00%	0.20%	28.39	42.12	29,010	1,170,862	11.80%	12.03%	1.52%
	2022		0.00%	0.20%	25.39	37.60	31,343	1,130,479	-4.38%	-4.19%	1.40%
	2021		0.00%	0.20%	26.56	39.25	39,903	1,513,365	27.90%	28.16%	0.83%
	2020		0.00%	0.20%	20.76	37.71	43,289	1,282,775	2.52%	2.72%	1.57%

AB VPS Sustainable Global Thematic Portfolio - Class A	2024		0.00%	0.10%	24.97	37.77	18,465	641,914	6.11%	6.21%	0.00%
	2023		0.00%	0.10%	23.54	35.56	30,257	881,930	15.89%	16.01%	0.26%
	2022		0.00%	0.10%	20.31	30.66	29,314	702,294	-27.06%	-26.98%	0.00%
	2021		0.00%	0.10%	27.84	41.99	35,512	1,152,313	22.75%	22.87%	0.00%
	2020		0.00%	0.10%	22.68	36.88	46,365	1,213,563	39.27%	39.41%	0.59%

Allspring VT Discovery SMID Cap Growth Fund - Class 2	2024		0.00%	0.00%	25.59	25.59	10,277	262,997	18.13%	18.13%	0.00%
	2023		0.00%	0.00%	21.66	21.66	14,934	323,516	20.14%	20.14%	0.00%
	2022		0.00%	0.00%	18.03	18.03	9,172	165,388	-37.85%	-37.85%	0.00%
	2021		0.00%	0.00%	29.01	29.01	6,286	182,357	-5.04%	-5.04%	0.00%
	2020		0.00%	0.00%	30.55	30.55	5,681	173,556	62.65%	62.65%	0.00%

American Funds Capital Income Builder® - Class 2	2024		0.00%	0.00%	16.60	16.60	105,314	1,748,314	10.19%	10.19%	6.64%
	2023		0.00%	0.00%	15.07	15.07	19,509	293,917	9.01%	9.01%	2.98%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value (3)	Maximum Unit Value (3)	Units Outstanding	Net Assets	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.00%	13.82	13.82	15,979	220,827	-7.13%	-7.13%	2.84%
	2021		0.00%	0.00%	14.88	14.88	12,882	191,701	14.94%	14.94%	2.65%
	2020		0.00%	0.00%	12.95	12.95	21,607	279,723	4.48%	4.48%	3.03%

American Funds Global Growth Fund - Class 2	2024		0.00%	0.20%	17.06	58.84	668,091	36,387,251	13.46%	13.68%	1.58%
	2023		0.00%	0.20%	15.02	51.76	705,134	34,496,979	22.36%	22.60%	0.91%
	2022		0.00%	0.20%	12.26	42.22	753,960	29,536,366	-24.89%	-24.74%	0.66%
	2021		0.00%	0.20%	16.31	56.09	891,974	46,614,008	16.19%	16.42%	0.34%
	2020		0.00%	0.20%	14.02	59.22	975,210	44,365,043	30.20%	30.47%	0.36%

American Funds Global Small Capitalization Fund - Class 2	2024		0.00%	0.20%	16.98	32.85	141,775	4,417,225	2.13%	2.33%	1.05%
	2023		0.00%	0.20%	16.61	32.10	165,415	4,978,571	15.94%	16.17%	0.26%
	2022		0.00%	0.20%	14.31	27.63	173,199	4,489,014	-29.70%	-29.55%	0.00%
	2021		0.00%	0.20%	20.33	39.23	225,199	7,956,837	6.53%	6.74%	0.00%
	2020		0.00%	0.20%	13.92	56.15	263,405	8,473,385	29.46%	29.72%	0.16%

American Funds Growth Fund - Class 2	2024		0.00%	0.35%	25.33	90.09	1,898,261	132,349,038	31.17%	31.63%	0.34%
	2023		0.00%	0.35%	19.27	68.45	1,709,865	101,040,347	38.00%	38.48%	0.35%
	2022		0.00%	0.35%	13.93	49.43	1,257,837	49,352,947	-30.18%	-29.94%	0.32%
	2021		0.00%	0.35%	19.90	70.55	1,342,214	74,627,918	21.56%	21.99%	0.21%
	2020		0.00%	0.35%	16.33	75.99	1,585,860	73,153,366	51.55%	52.08%	0.32%

American Funds Growth-Income Fund - Class 2	2024		0.00%	0.35%	31.89	60.78	428,407	19,683,559	23.79%	24.23%	1.11%
	2023		0.00%	0.35%	15.67	48.93	445,265	17,907,223	25.70%	26.14%	1.39%
	2022		0.00%	0.35%	20.50	38.79	502,111	16,031,566	-16.79%	-16.49%	1.34%
	2021		0.00%	0.35%	24.63	46.45	457,892	17,168,046	23.66%	24.10%	1.11%
	2020		0.00%	0.35%	12.02	45.88	623,294	19,063,839	13.15%	13.55%	1.21%

American Funds High-Income Trust - Class 2	2024		0.00%	0.35%	15.67	28.67	621,472	14,834,253	9.28%	9.67%	7.80%
	2023		0.00%	0.35%	14.34	26.14	540,629	11,755,977	12.06%	12.45%	7.36%
	2022		0.00%	0.35%	12.80	23.24	519,158	10,206,684	-9.58%	-9.26%	7.43%
	2021		0.00%	0.35%	14.15	25.62	599,865	12,787,063	8.04%	8.42%	4.53%
	2020		0.00%	0.35%	11.05	27.40	520,395	9,139,666	7.56%	7.94%	9.53%

American Funds International Fund - Class 2	2024		0.00%	0.20%	9.72	24.59	2,918,604	67,366,808	2.95%	3.16%	1.15%
	2023		0.00%	0.20%	9.44	23.84	3,399,337	74,891,019	15.61%	15.84%	1.33%
	2022		0.00%	0.35%	9.28	20.58	3,362,447	63,905,041	-21.06%	-20.79%	1.62%
	2021		0.00%	0.35%	11.73	25.97	4,070,655	96,266,481	-1.84%	-1.50%	2.37%
	2020		0.00%	0.35%	11.92	38.94	4,553,193	107,922,317	13.57%	13.97%	0.65%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

American Funds The Bond Fund of America - Class 2	2024		0.00%	0.20%	11.80	12.08	96,859	1,164,016	0.95%	1.16%	4.59%
	2023		0.00%	0.20%	11.69	11.95	72,719	862,847	4.81%	5.02%	3.47%
	2022		0.00%	0.20%	11.16	11.37	55,310	624,058	-12.75%	-12.58%	3.14%
	2021		0.00%	0.20%	12.79	13.01	46,950	605,633	-0.51%	-0.31%	1.31%
	2020		0.00%	0.20%	13.05	13.05	58,889	763,881	9.73%	9.73%	4.25%

American Funds U.S. Government Securities Fund - Class 2	2024		0.00%	0.20%	11.10	16.07	422,743	6,118,639	0.54%	0.75%	3.36%
	2023		0.00%	0.20%	11.04	15.96	540,219	7,992,076	2.68%	2.89%	4.99%
	2022		0.00%	0.35%	10.61	15.51	305,783	4,091,143	-11.26%	-10.95%	3.53%
	2021		0.00%	0.35%	11.96	17.41	397,546	6,049,498	-0.99%	-0.62%	1.26%
	2020		0.00%	0.35%	10.96	18.37	609,849	8,361,734	9.37%	9.80%	1.93%

BlackRock Equity Dividend V.I. Fund - Class I	2024		0.00%	0.00%	29.26	29.26	140,272	4,104,813	10.06%	10.06%	2.73%
	2023		0.00%	0.00%	26.59	26.59	113,704	3,023,222	12.24%	12.24%	2.09%
	2022		0.00%	0.00%	23.69	23.69	83,628	1,981,103	-3.85%	-3.85%	1.82%
	2021		0.00%	0.00%	24.64	24.64	53,325	1,313,777	20.54%	20.54%	1.51%
	2020		0.00%	0.00%	20.44	20.44	16,090	328,852	3.91%	3.91%	1.64%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.00%	0.20%	17.85	26.70	441,139	11,486,744	6.46%	6.67%	0.87%
	2020		0.00%	0.20%	16.76	25.03	472,686	11,691,305	20.63%	21.01%	1.44%

BlackRock High Yield V.I. Fund - Class I	2024		0.00%	0.00%	13.85	13.85	180,356	2,493,305	8.26%	8.26%	6.98%
	2023		0.00%	0.00%	12.79	12.79	422,409	5,403,168	13.19%	13.19%	6.59%
	2022		0.00%	0.00%	11.30	11.30	262,411	2,965,392	-10.34%	-10.34%	5.39%
	2021		0.00%	0.00%	12.60	12.60	194,041	2,445,664	5.32%	5.32%	4.48%
	2020		0.00%	0.00%	11.97	11.97	4,923	58,910	7.28%	7.28%	5.43%

ClearBridge Variable Growth Portfolio - Class I	2024		0.00%	0.10%	10.69	19.09	14,490	222,043	12.68%	12.80%	0.11%
	2023		0.00%	0.10%	9.48	16.92	14,587	197,991	24.30%	24.42%	0.31%
	2022		0.00%	0.00%	13.60	13.60	14,728	160,607	-26.41%	-26.41%	0.45%
	2021		0.00%	0.20%	18.27	18.48	13,082	241,002	10.08%	10.30%	0.17%
	2020		0.00%	0.20%	16.60	16.76	12,600	210,537	17.78%	18.02%	0.89%

ClearBridge Variable Mid Cap Portfolio - Class I	2024		0.00%	0.20%	22.41	22.92	126,458	2,889,935	9.79%	10.01%	0.62%
	2023		0.00%	0.20%	20.41	20.83	123,663	2,569,413	12.69%	12.92%	0.13%
	2022		0.00%	0.20%	18.11	18.45	118,782	2,185,960	-25.46%	-25.31%	0.63%
	2021		0.00%	0.20%	24.30	24.70	52,043	1,279,007	28.45%	28.71%	0.03%
	2020		0.00%	0.20%	18.92	19.19	52,835	1,009,532	15.12%	15.35%	0.28%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

ClearBridge Variable Small Cap Growth Portfolio - Class I	2024		0.00%	0.20%	23.15	23.66	214,416	5,065,061	4.29%	4.50%	0.00%
	2023		0.00%	0.20%	22.19	22.64	220,572	4,975,450	8.19%	8.40%	0.00%
	2022		0.00%	0.20%	20.51	20.89	175,925	3,654,571	-28.99%	-28.85%	0.00%
	2021		0.00%	0.20%	28.88	29.35	183,555	5,374,706	12.39%	12.61%	0.00%
	2020		0.00%	0.20%	25.70	26.07	146,707	3,813,480	42.98%	43.26%	0.00%

Delaware VIP® International Series - Standard Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.19%
	2023		0.10%	0.10%	10.93	10.93	150,940	1,649,686	13.47%	13.47%	1.37%
	2022		0.10%	0.10%	9.63	9.63	123,126	1,185,986	-17.42%	-17.42%	1.47%
	2021		0.10%	0.10%	11.66	11.66	69,242	807,613	6.76%	6.76%	0.91%
	2020	12/11/2020	0.10%	0.20%	10.93	15.84	56,076	644,468	1.80%	1.80%	0.00%

Delaware VIP® International Value Equity Series - Standard Class	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.10%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2024		0.00%	0.00%	19.89	19.89	48,625	967,019	5.64%	5.64%	3.56%
	2023		0.00%	0.00%	18.83	18.83	45,137	849,742	6.19%	6.19%	6.88%
	2022		0.00%	0.00%	17.73	17.73	47,831	847,995	-7.42%	-7.42%	7.39%
	2021		0.00%	0.00%	19.15	19.15	53,144	1,017,704	12.74%	12.74%	1.92%
	2020		0.00%	0.00%	16.99	16.99	64,194	1,090,366	5.71%	5.71%	2.79%

DWS Equity 500 Index VIP Portfolio - Class A	2024		0.00%	0.20%	20.44	66.36	3,868,751	183,970,198	24.38%	24.63%	1.20%
	2023		0.00%	0.20%	16.42	53.24	3,801,684	168,701,517	25.75%	26.00%	1.40%
	2022		0.00%	0.20%	13.04	42.26	4,410,733	156,663,302	-18.50%	-18.34%	1.24%
	2021		0.00%	0.20%	15.99	51.75	4,785,553	211,278,804	28.14%	28.40%	1.47%
	2020		0.00%	0.20%	12.46	49.11	5,334,987	183,460,379	17.86%	18.10%	1.71%

DWS Small Cap Index VIP Portfolio - Class A	2024		0.00%	0.20%	14.74	41.02	2,871,588	101,995,847	10.93%	11.15%	1.14%
	2023		0.00%	0.20%	13.28	36.91	2,961,831	95,283,697	16.52%	16.76%	1.16%
	2022		0.00%	0.35%	11.38	31.61	3,085,093	85,055,257	-20.91%	-20.64%	0.90%
	2021		0.00%	0.35%	14.36	39.83	3,671,936	128,408,722	14.10%	14.50%	0.82%
	2020		0.00%	0.35%	12.55	45.06	4,473,613	136,957,426	19.01%	19.43%	1.24%

Eaton Vance VT Floating-Rate Income Fund - Initial Class	2024		0.00%	0.00%	13.06	13.06	33,036	431,291	7.68%	7.68%	7.90%
	2023		0.00%	0.00%	12.12	12.12	34,623	419,775	11.21%	11.21%	8.19%
	2022		0.00%	0.00%	10.90	10.90	38,457	419,248	-2.74%	-2.74%	4.36%
	2021		0.00%	0.00%	11.21	11.21	36,502	409,138	3.61%	3.61%	2.88%
	2020		0.00%	0.00%	10.82	10.82	12,740	137,823	2.06%	2.06%	2.16%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Fidelity® VIP Asset Manager Portfolio - Service Class	2024		0.00%	0.10%	13.46	30.44	60,636	742,884	8.23%	8.34%	2.35%
	2023		0.00%	0.20%	12.43	28.10	42,439	709,159	12.67%	12.90%	2.30%
	2022		0.00%	0.20%	11.02	24.89	43,112	638,314	-15.20%	-15.03%	1.57%
	2021		0.00%	0.20%	12.99	29.29	57,972	1,031,705	9.58%	9.80%	0.78%
	2020		0.00%	0.20%	11.84	29.54	155,206	2,423,122	14.51%	14.74%	2.45%

Fidelity® VIP Contrafund® Portfolio - Service Class	2024		0.00%	0.35%	23.04	74.17	830,589	29,347,124	33.17%	33.63%	0.09%
	2023		0.00%	0.35%	17.26	55.50	599,915	27,448,871	32.87%	33.34%	0.40%
	2022		0.00%	0.35%	12.95	41.62	624,286	21,419,237	-26.64%	-26.38%	0.40%
	2021		0.00%	0.35%	17.61	56.54	655,803	30,852,428	27.26%	27.71%	0.05%
	2020		0.00%	0.35%	13.81	60.77	785,235	27,122,051	29.97%	30.43%	0.15%

Fidelity® VIP Equity-Income Portfolio - Service Class	2024	1/2/2024	0.10%	0.10%	12.37	12.52	66,538	823,958	-0.19%	14.71%	1.73%
	2023		0.20%	0.20%	24.79	35.20	28,583	724,638	10.31%	10.31%	1.88%
	2022		0.20%	0.20%	22.47	31.91	28,919	665,167	-5.28%	-5.28%	1.35%
	2021		0.20%	0.20%	23.72	33.69	42,631	1,028,231	24.58%	24.58%	1.61%
	2020		0.10%	0.20%	19.04	35.22	52,884	1,117,604	6.33%	6.44%	1.66%

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	2024		0.00%	0.20%	19.65	20.12	1,255,530	25,249,392	7.34%	7.55%	3.72%
	2023		0.00%	0.20%	18.31	18.70	418,657	7,824,710	12.11%	12.34%	3.34%
	2022		0.00%	0.20%	16.33	16.65	856,185	14,250,478	-16.00%	-15.83%	1.95%
	2021		0.00%	0.20%	19.44	19.78	1,099,103	21,734,215	9.25%	9.47%	1.01%
	2020		0.00%	0.20%	17.80	18.07	1,179,477	21,305,634	14.69%	14.92%	1.10%

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2024		0.00%	0.00%	14.51	14.51	2,340,479	33,962,409	8.40%	8.40%	3.48%
	2023		0.00%	0.00%	13.39	13.39	497,317	6,657,270	13.48%	13.48%	2.91%
	2022		0.00%	0.00%	11.80	11.80	360,163	4,248,509	-16.51%	-16.51%	1.66%
	2021		0.00%	0.00%	14.13	14.13	530,805	7,499,538	10.71%	10.71%	1.57%
	2020		0.00%	0.00%	12.76	12.76	220,286	2,811,345	15.83%	15.83%	1.02%

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2024		0.00%	0.20%	22.88	23.42	2,771,845	64,893,884	9.12%	9.34%	2.78%
	2023		0.00%	0.20%	20.97	21.42	1,428,572	30,577,353	14.33%	14.56%	2.47%
	2022		0.00%	0.20%	18.34	18.70	1,699,821	31,767,874	-17.11%	-16.94%	1.90%
	2021		0.00%	0.20%	22.13	22.51	1,519,355	34,189,960	12.02%	12.24%	1.09%
	2020		0.00%	0.20%	19.75	20.06	1,295,377	25,949,906	16.52%	16.76%	1.09%

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	2024		0.00%	0.00%	15.98	15.98	2,003,693	32,022,701	10.93%	10.93%	2.62%
	2023		0.00%	0.00%	14.41	14.41	482,879	6,956,699	16.71%	16.71%	2.14%
	2022		0.00%	0.00%	12.34	12.34	316,690	3,909,243	-17.75%	-17.75%	1.72%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.00%	15.01	15.01	208,447	3,128,441	15.32%	15.32%	0.95%
	2020		0.00%	0.00%	13.01	13.01	144,706	1,883,330	18.15%	18.15%	0.71%

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2024		0.00%	0.20%	27.12	27.76	1,735,745	48,163,657	12.76%	12.99%	1.67%
	2023		0.00%	0.20%	24.05	24.57	1,038,455	25,497,234	18.53%	18.77%	1.57%
	2022		0.00%	0.20%	20.29	20.69	1,035,521	21,406,948	-18.47%	-18.30%	1.63%
	2021		0.00%	0.20%	24.89	25.32	866,186	21,917,549	17.45%	17.68%	0.85%
	2020		0.00%	0.20%	21.19	21.52	850,015	18,277,234	18.92%	19.16%	0.96%

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	2024		0.00%	0.00%	17.13	17.13	486,259	8,331,104	13.70%	13.70%	1.82%
	2023		0.00%	0.00%	15.07	15.07	128,941	1,942,937	19.33%	19.33%	1.62%
	2022		0.00%	0.00%	12.63	12.63	67,499	852,347	-18.30%	-18.30%	2.21%
	2021		0.00%	0.00%	15.46	15.46	36,813	569,005	17.69%	17.69%	1.08%
	2020		0.00%	0.00%	13.13	13.13	25,747	338,140	19.18%	19.18%	0.71%

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2024		0.00%	0.20%	27.52	28.17	434,453	12,236,085	13.51%	13.74%	1.41%
	2023		0.00%	0.20%	24.25	24.77	310,655	7,695,171	19.12%	19.36%	1.63%
	2022		0.00%	0.20%	20.36	20.75	259,067	5,375,785	-18.52%	-18.35%	1.61%
	2021		0.00%	0.20%	24.98	25.42	212,583	5,402,824	17.50%	17.73%	0.88%
	2020		0.00%	0.20%	21.26	21.59	188,535	4,067,981	18.94%	19.17%	0.91%

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	2024		0.00%	0.00%	17.15	17.15	94,998	1,629,389	13.72%	13.72%	1.94%
	2023		0.00%	0.00%	15.08	15.08	19,546	294,809	19.40%	19.40%	2.01%
	2022		0.00%	0.00%	12.63	12.63	7,016	88,628	-18.36%	-18.36%	2.41%
	2021		0.00%	0.00%	15.47	15.47	110	1,703	17.72%	17.72%	1.29%
	2020		0.00%	0.00%	13.14	13.14	579	7,607	19.11%	19.11%	0.53%

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	2024		0.00%	0.00%	17.16	17.16	18,019	309,221	13.72%	13.72%	1.29%
	2023		0.00%	0.00%	15.09	15.09	13,672	206,308	19.30%	19.30%	2.05%
	2022		0.00%	0.00%	12.65	12.65	6,688	84,590	-18.27%	-18.27%	1.97%
	2021		0.00%	0.00%	15.48	15.48	2,009	31,092	17.62%	17.62%	1.06%
	2020		0.00%	0.00%	13.16	13.16	1,367	17,987	19.22%	19.22%	0.84%

Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	2024	9/5/2024	0.00%	0.00%	10.43	10.43	936	9,756	0.88%	0.88%	1.99%

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2024		0.00%	0.20%	14.42	14.76	392,616	5,789,929	4.07%	4.28%	4.37%
	2023		0.00%	0.20%	13.85	14.15	260,645	3,685,053	7.60%	7.81%	4.26%
	2022		0.00%	0.20%	12.87	13.13	309,277	4,056,692	-12.23%	-12.06%	2.17%
	2021		0.00%	0.20%	14.67	14.93	304,063	4,536,549	2.96%	3.17%	0.92%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.20%	14.25	14.47	347,660	5,026,945	10.16%	10.38%	1.26%

Fidelity® VIP Growth Portfolio - Service Class	2024		0.00%	0.20%	25.19	93.96	742,867	23,059,027	30.00%	30.27%	0.00%
	2023		0.00%	0.20%	19.36	72.13	381,992	16,588,967	35.82%	36.09%	0.04%
	2022		0.00%	0.20%	14.24	53.00	344,871	10,112,657	-24.67%	-24.52%	0.50%
	2021		0.00%	0.20%	18.88	70.22	353,089	13,234,968	22.84%	23.08%	0.00%
	2020		0.00%	0.20%	15.36	63.31	558,449	15,900,239	43.46%	43.75%	0.06%

Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2024		0.00%	0.20%	12.06	12.34	2,835,482	32,910,187	1.42%	1.62%	3.54%
	2023		0.00%	0.20%	11.89	12.14	2,413,074	29,108,296	5.91%	6.12%	2.63%
	2022		0.00%	0.20%	11.23	11.44	2,342,947	26,643,766	-13.20%	-13.03%	2.19%
	2021		0.00%	0.20%	12.93	13.16	2,365,683	30,949,896	-0.92%	-0.72%	1.96%
	2020		0.00%	0.20%	13.05	13.25	2,323,102	30,629,139	9.04%	9.25%	2.32%

Fidelity® VIP Mid Cap Portfolio - Service Class	2024		0.00%	0.35%	17.79	52.49	205,706	7,466,566	16.94%	17.35%	0.46%
	2023		0.00%	0.35%	15.18	44.73	277,697	9,640,026	14.60%	15.00%	0.51%
	2022		0.00%	0.35%	13.21	38.89	281,659	8,847,782	-15.15%	-14.85%	0.38%
	2021		0.00%	0.35%	15.53	45.68	317,959	12,503,691	25.07%	25.51%	0.44%
	2020		0.00%	0.35%	12.39	36.40	485,518	13,704,466	17.63%	18.04%	0.59%

Fidelity® VIP Overseas Portfolio - Service Class	2024		0.00%	0.35%	16.41	26.67	114,087	2,891,121	4.59%	4.95%	1.62%
	2023		0.00%	0.35%	15.69	25.41	113,333	2,788,975	19.99%	20.41%	0.99%
	2022		0.00%	0.35%	13.08	21.10	111,840	2,285,207	-24.85%	-24.58%	0.94%
	2021		0.00%	0.35%	17.40	27.98	114,290	3,116,270	19.16%	19.57%	0.37%
	2020		0.00%	0.35%	12.13	32.20	167,550	3,751,456	15.09%	15.49%	0.51%

Fidelity® VIP Real Estate Portfolio - Service Class	2024		0.00%	0.00%	11.70	11.70	141,266	1,652,636	6.38%	6.38%	4.11%
	2023		0.00%	0.00%	11.00	11.00	138,712	1,525,509	11.09%	11.09%	2.71%
	2022		0.00%	0.00%	9.90	9.90	95,385	944,306	-27.62%	-27.62%	1.37%
	2021		0.00%	0.00%	13.68	13.68	93,836	1,283,386	38.86%	38.86%	1.60%
	2020	1/27/2020	0.00%	0.00%	9.85	9.85	4,919	48,454	-8.55%	-8.55%	5.00%

Franklin Income VIP Fund - Class 1	2024		0.00%	0.35%	15.93	30.40	141,143	3,551,525	7.08%	7.46%	5.28%
	2023		0.00%	0.35%	14.87	28.29	197,335	4,643,851	8.49%	8.87%	5.53%
	2022		0.00%	0.35%	13.71	25.98	94,292	2,365,482	-5.57%	-5.24%	4.97%
	2021		0.00%	0.35%	14.52	27.42	98,042	2,601,005	16.60%	17.00%	3.71%
	2020		0.00%	0.35%	12.45	23.43	261,024	6,045,406	0.62%	0.97%	3.15%

Franklin Mutual Shares VIP Fund - Class 1	2024		0.00%	0.20%	17.90	29.78	137,528	3,329,916	11.27%	11.50%	2.18%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.20%	16.07	26.71	148,318	3,260,116	13.50%	13.73%	2.16%
	2022		0.00%	0.20%	14.15	23.49	125,912	2,452,422	-7.34%	-7.15%	2.17%
	2021		0.00%	0.20%	15.25	25.30	131,338	2,765,329	19.28%	19.52%	2.69%
	2020		0.00%	0.20%	12.77	21.17	180,270	3,194,608	-5.04%	-4.85%	3.13%

Franklin Rising Dividends VIP Fund - Class 1	2024		0.00%	0.00%	34.75	34.75	33,740	1,111,417	11.04%	11.04%	1.45%
	2023		0.00%	0.00%	31.30	31.30	57,413	1,796,184	12.39%	12.39%	1.09%
	2022		0.00%	0.00%	27.85	27.85	59,747	1,663,737	-10.34%	-10.34%	0.91%
	2021		0.00%	0.00%	31.06	31.06	31,392	975,003	27.10%	27.10%	1.04%
	2020		0.00%	0.00%	24.44	24.44	31,586	771,853	16.23%	16.23%	1.41%

Franklin Small Cap Value VIP Fund - Class 2	2024		0.00%	0.00%	27.23	27.23	92,600	2,521,754	11.71%	11.71%	1.23%
	2023		0.00%	0.00%	24.38	24.38	156,789	3,810,218	12.75%	12.75%	0.55%
	2022		0.00%	0.00%	21.62	21.62	103,194	2,231,377	-10.06%	-10.06%	0.99%
	2021		0.00%	0.00%	24.04	24.04	97,442	2,342,783	25.37%	25.37%	1.22%
	2020		0.00%	0.00%	19.18	19.18	38,845	744,973	5.19%	5.19%	1.55%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2024		0.00%	0.00%	52.29	52.29	19,337	1,009,448	11.31%	11.31%	0.00%
	2023		0.00%	0.10%	8.68	46.97	19,954	911,078	27.00%	27.12%	0.00%
	2022		0.00%	0.35%	17.88	36.95	20,216	718,545	-33.75%	-33.52%	0.00%
	2021		0.00%	0.35%	26.99	55.58	21,900	1,212,836	9.94%	10.25%	0.00%
	2020		0.00%	0.35%	24.55	61.54	25,078	1,284,387	55.03%	55.52%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 2	2020		0.10%	0.10%	16.30	16.30	14,434	235,301	54.94%	54.94%	0.00%

Franklin U.S. Government Securities VIP Fund - Class 1	2024		0.00%	0.00%	14.70	14.70	366,583	5,387,700	1.50%	1.50%	3.19%
	2023		0.00%	0.00%	14.48	14.48	377,911	5,471,945	4.76%	4.76%	3.00%
	2022		0.00%	0.00%	13.82	13.82	342,461	4,733,420	-9.50%	-9.50%	2.58%
	2021		0.00%	0.00%	15.27	15.27	379,980	5,803,382	-1.62%	-1.62%	2.76%
	2020		0.00%	0.00%	15.52	15.52	460,728	7,152,207	4.08%	4.08%	3.61%

Goldman Sachs VIT Mid Cap Value Fund - Service Shares	2024		0.00%	0.00%	39.54	39.54	79,221	3,109,049	12.16%	12.16%	0.76%
	2023		0.00%	0.00%	35.25	35.25	77,250	2,718,754	11.11%	11.11%	0.75%
	2022		0.00%	0.00%	31.73	31.73	74,388	2,360,307	-10.23%	-10.23%	0.43%
	2021		0.00%	0.00%	35.35	35.35	73,476	2,597,082	30.57%	30.57%	0.21%
	2020		0.00%	0.20%	18.50	27.07	80,342	2,125,356	7.98%	8.20%	0.45%

Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	2024	1/10/2024	0.00%	0.00%	15.62	15.62	4,816	75,247	11.86%	11.86%	3.18%
	2022	12/13/2022	0.00%	0.00%	12.10	12.10	149	1,797	-3.66%	-3.66%	0.00%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Invesco V.I. Comstock Fund - Series I Shares	2024		0.00%	0.10%	13.53	25.90	66,690	1,705,895	15.07%	15.18%	1.81%
	2023		0.00%	0.00%	22.49	22.49	63,748	1,424,790	12.36%	12.36%	2.19%
	2022		0.00%	0.00%	20.01	20.01	46,198	924,548	1.12%	1.12%	1.54%
	2021		0.00%	0.00%	19.79	19.79	58,153	1,150,868	33.36%	33.36%	1.56%
	2020		0.00%	0.00%	14.84	14.84	110,386	1,638,101	-0.85%	-0.85%	4.74%

Invesco V.I. Growth and Income Fund - Series I Shares	2024		0.00%	0.10%	12.65	41.85	13,896	557,415	15.89%	16.00%	1.51%
	2023		0.00%	0.00%	36.07	36.07	14,207	491,026	12.66%	12.66%	1.53%
	2022		0.00%	0.00%	32.02	32.02	15,850	507,515	-5.75%	-5.75%	1.71%
	2021		0.00%	0.00%	33.97	33.97	14,940	507,581	28.51%	28.51%	1.31%
	2020		0.00%	0.00%	26.44	26.44	24,020	635,044	2.09%	2.09%	0.53%

Invesco V.I. Main Street Small Cap Fund®- Series I Shares	2024		0.00%	0.00%	23.69	23.69	40,057	949,020	12.68%	12.68%	0.00%
	2023		0.00%	0.00%	21.03	21.03	50,046	1,052,218	18.13%	18.13%	1.24%
	2022		0.00%	0.00%	17.80	17.80	48,103	856,151	-15.83%	-15.83%	0.70%
	2021		0.00%	0.00%	21.15	21.15	40,783	862,431	22.55%	22.55%	0.40%
	2020		0.00%	0.00%	17.26	17.26	36,030	621,699	19.93%	19.93%	0.68%

Janus Henderson Balanced Portfolio - Institutional Shares	2024		0.10%	0.10%	15.44	15.44	23,508	362,981	15.31%	15.31%	1.73%
	2023		0.10%	0.10%	13.39	13.39	48,237	645,906	15.41%	15.41%	2.01%
	2022		0.10%	0.10%	11.60	11.60	60,789	705,268	-16.57%	-16.57%	1.17%
	2021		0.10%	0.20%	13.91	31.74	74,003	1,035,830	16.99%	17.08%	0.96%
	2020		0.10%	0.20%	11.88	27.13	153,514	1,833,894	14.09%	14.20%	1.41%

Janus Henderson Balanced Portfolio - Service Shares	2024		0.35%	0.35%	22.45	22.45	107,982	1,384,544	14.74%	14.74%	1.77%
	2023		0.20%	0.35%	19.56	22.65	54,739	1,229,678	14.73%	14.90%	1.80%
	2022		0.20%	0.35%	17.05	19.71	67,211	1,315,855	-16.91%	-16.78%	0.84%
	2021		0.20%	0.35%	20.52	23.69	101,511	2,393,677	16.51%	16.68%	0.67%
	2020		0.10%	0.35%	17.61	43.53	130,232	2,838,091	13.63%	13.91%	1.49%

Janus Henderson Enterprise Portfolio - Institutional Shares	2024		0.10%	0.10%	16.69	16.69	238,212	3,974,839	15.49%	15.49%	0.73%
	2023		0.10%	0.10%	14.45	14.45	250,092	3,613,333	17.95%	17.95%	0.15%
	2022		0.10%	0.10%	12.25	12.25	270,461	3,312,854	-16.02%	-16.02%	0.21%
	2021		0.10%	0.20%	14.59	55.78	240,191	3,535,194	16.60%	16.71%	0.34%
	2020		0.10%	0.20%	12.50	47.84	185,610	2,428,442	19.23%	19.35%	0.06%

Janus Henderson Enterprise Portfolio - Service Shares	2024		0.10%	0.20%	11.83	41.31	269,551	4,689,130	15.09%	15.22%	0.64%
	2023		0.10%	0.20%	10.27	35.89	131,330	4,149,953	17.54%	17.66%	0.09%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.10%	0.20%	24.82	30.53	136,223	3,664,100	-16.32%	-16.23%	0.08%
	2021		0.10%	0.20%	36.49	48.77	137,403	4,685,782	16.31%	16.31%	0.25%
	2020		0.10%	0.20%	31.37	80.98	91,283	2,920,111	18.94%	19.07%	0.00%

Janus Henderson Flexible Bond Portfolio - Institutional Shares	2024		0.10%	0.10%	10.14	10.14	27,036	274,182	1.86%	1.86%	5.25%
	2023		0.10%	0.10%	9.96	9.96	21,501	214,084	5.40%	5.40%	4.43%
	2022		0.10%	0.10%	9.45	9.45	17,494	165,264	-13.74%	-13.74%	3.32%
	2021		0.10%	0.10%	10.95	10.95	3,682	40,324	-1.00%	-1.00%	1.94%
	2020		0.10%	0.20%	11.06	15.99	26,614	295,970	10.27%	10.37%	3.05%

Janus Henderson Flexible Bond Portfolio - Service Shares	2024		0.00%	0.35%	11.14	19.66	7,303	119,460	1.27%	1.63%	3.88%
	2023		0.00%	0.35%	11.00	19.35	9,465	159,280	4.93%	5.29%	2.97%
	2022		0.00%	0.35%	10.49	18.37	16,302	276,411	-14.20%	-13.90%	2.02%
	2021		0.00%	0.35%	12.22	21.34	16,350	321,951	-1.46%	-1.11%	1.60%
	2020		0.00%	0.35%	12.40	22.74	272,754	3,644,803	9.87%	10.25%	2.43%

Janus Henderson Global Research Portfolio - Institutional Shares	2024		0.10%	0.35%	18.89	40.64	35,368	669,645	23.15%	23.46%	0.74%
	2023		0.10%	0.35%	15.30	33.00	38,664	593,180	26.33%	26.65%	0.93%
	2022		0.10%	0.35%	12.08	26.12	41,330	500,912	-19.69%	-19.49%	1.04%
	2021		0.10%	0.35%	15.01	33.12	44,025	672,667	17.65%	17.97%	0.52%
	2020		0.10%	0.35%	12.72	28.10	44,324	580,588	19.60%	19.94%	0.72%

Janus Henderson Global Technology and Innovation Portfolio - Service Shares	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.12%
	2020		0.10%	0.10%	16.26	16.26	11,843	192,523	50.58%	50.58%	0.00%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	2022		0.00%	0.00%	14.02	14.02	204,406	2,865,968	-17.60%	-17.60%	1.87%
	2021		0.00%	0.00%	17.02	17.02	250,091	4,255,591	9.51%	9.51%	0.86%
	2020		0.00%	0.00%	15.54	15.54	212,620	3,303,851	15.69%	15.69%	1.06%

JPMorgan Insurance Trust Income Builder Portfolio - Class 1	2022		0.00%	0.00%	12.67	12.67	8,475	107,400	-12.30%	-12.30%	3.83%
	2021		0.00%	0.00%	14.45	14.45	4,197	60,652	8.51%	8.51%	2.84%
	2020		0.00%	0.00%	13.32	13.32	3,794	50,521	5.45%	5.45%	3.57%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2024		0.00%	0.20%	10.99	59.89	1,728,011	55,056,425	25.68%	25.93%	0.00%
	2023		0.00%	0.20%	8.74	49.98	1,197,785	55,537,901	46.03%	46.32%	0.00%
	2022		0.00%	0.20%	20.14	34.23	1,980,185	63,194,819	-40.84%	-40.72%	0.00%
	2021		0.00%	0.20%	34.05	57.85	2,020,170	109,915,102	20.23%	20.47%	0.00%
	2020		0.00%	0.20%	28.32	48.11	2,146,413	97,232,229	36.19%	36.47%	0.00%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP American Century Disciplined Core Value Fund - Standard Class II	2024		0.10%	0.20%	15.41	28.42	374,529	6,347,457	12.87%	12.98%	1.25%
	2023		0.10%	0.20%	13.64	25.18	390,551	7,359,732	8.44%	8.54%	1.51%
	2022		0.10%	0.20%	12.57	23.22	510,363	8,346,729	-12.91%	-12.82%	1.85%
	2021		0.00%	0.20%	14.42	39.11	402,612	8,300,245	23.40%	23.65%	1.08%
	2020		0.00%	0.20%	11.67	39.80	412,175	7,286,415	11.59%	11.81%	2.01%

LVIP American Century Inflation Protection Fund - Service Class	2024		0.00%	0.20%	10.62	17.01	444,454	6,004,658	1.34%	1.54%	3.32%
	2023		0.00%	0.20%	10.47	16.76	700,030	9,645,497	3.19%	3.40%	3.32%
	2022		0.00%	0.20%	10.14	16.20	806,522	10,656,459	-13.25%	-13.08%	5.37%
	2021		0.00%	0.20%	11.68	18.64	1,587,391	26,038,313	6.06%	6.27%	3.61%
	2020		0.00%	0.20%	11.00	18.83	1,080,220	16,155,312	9.34%	9.55%	1.57%

LVIP American Century International Fund - Standard Class II	2024		0.00%	0.10%	12.40	26.21	47,375	634,163	2.50%	2.61%	1.59%
	2023		0.00%	0.10%	12.09	25.55	59,612	793,219	12.46%	12.57%	1.39%
	2022		0.00%	0.35%	10.75	22.69	62,913	743,923	-25.02%	-24.75%	1.53%
	2021		0.00%	0.35%	14.31	30.16	70,139	1,109,662	8.37%	8.75%	0.18%
	2020		0.00%	0.35%	13.17	37.07	90,867	1,382,869	25.44%	25.88%	0.41%

LVIP American Century Mid Cap Value Fund - Standard Class II	2024		0.00%	0.00%	17.31	17.31	218,243	3,778,755	8.73%	8.73%	2.50%
	2023		0.00%	0.00%	15.92	15.92	272,634	4,341,560	6.13%	6.13%	2.79%
	2022		0.00%	0.00%	15.00	15.00	51,592	774,094	-1.19%	-1.19%	2.07%
	2021		0.00%	0.00%	15.19	15.19	66,871	1,015,455	23.20%	23.20%	1.39%
	2020		0.00%	0.00%	12.33	12.33	35,748	440,609	1.21%	1.21%	1.70%

LVIP American Century Ultra Fund - Standard Class	2024	8/23/2024	0.00%	0.00%	70.00	70.00	134,968	9,448,044	6.77%	6.77%	0.00%

LVIP Baron Growth Opportunities Fund - Service Class	2024		0.00%	0.35%	15.25	57.77	955,860	42,237,891	5.07%	5.44%	0.22%
	2023		0.00%	0.35%	14.47	54.78	1,048,287	47,361,290	17.40%	17.81%	0.00%
	2022		0.00%	0.35%	12.30	46.50	1,065,454	41,010,301	-26.09%	-25.83%	0.00%
	2021		0.00%	0.35%	16.60	62.70	1,201,141	61,722,941	18.30%	18.72%	0.00%
	2020		0.00%	0.35%	13.99	70.20	1,294,926	57,089,407	33.61%	34.08%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2024		0.00%	0.00%	57.42	57.42	1,077	61,828	5.71%	5.71%	0.48%
	2023		0.00%	0.00%	54.32	54.32	1,028	55,861	18.10%	18.10%	0.00%
	2022		0.00%	0.00%	46.00	46.00	972	44,724	-25.64%	-25.64%	0.00%
	2021		0.00%	0.00%	61.86	61.86	908	56,190	19.02%	19.02%	0.00%
	2020		0.00%	0.00%	51.97	51.97	2,762	143,556	34.41%	34.41%	0.00%

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2024		0.00%	0.20%	15.42	29.79	73,112	1,328,343	11.27%	11.50%	2.83%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.20%	13.84	26.72	74,091	1,216,102	9.17%	9.39%	2.76%
	2022		0.00%	0.20%	12.66	24.43	69,381	1,064,697	-2.48%	-2.28%	2.29%
	2021		0.00%	0.20%	12.97	25.36	84,102	1,273,063	22.83%	23.07%	1.69%
	2020		0.00%	0.20%	10.55	20.65	83,855	1,412,341	0.92%	1.12%	2.37%

LVIP BlackRock Global Allocation Fund - Standard Class	2024		0.00%	0.00%	28.13	28.13	322,076	8,845,424	9.51%	9.51%	1.33%
	2023		0.00%	0.20%	17.10	25.69	333,676	8,509,499	13.40%	13.62%	2.65%
	2022	6/3/2022	0.00%	0.20%	15.08	22.61	408,152	9,047,738	-5.05%	-4.94%	0.37%

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2024		0.00%	0.20%	11.49	14.25	645,156	9,172,175	2.43%	2.64%	4.06%
	2023		0.00%	0.20%	11.22	13.89	709,771	9,823,972	4.86%	5.07%	2.13%
	2022		0.00%	0.00%	13.22	13.22	911,373	12,001,192	-4.70%	-4.70%	8.96%
	2021		0.00%	0.00%	13.87	13.87	882,255	12,235,402	4.67%	4.67%	6.10%
	2020		0.00%	0.20%	10.77	13.25	1,044,056	13,741,840	5.06%	5.28%	0.16%

LVIP BlackRock Real Estate Fund - Standard Class	2024		0.00%	0.20%	13.32	13.67	348,958	4,767,088	1.41%	1.61%	1.79%
	2023		0.00%	0.20%	13.14	13.46	714,885	9,614,282	12.83%	13.06%	3.01%
	2022		0.00%	0.20%	11.64	11.90	703,998	8,374,346	-28.79%	-28.64%	1.61%
	2021		0.00%	0.20%	16.35	16.68	620,802	10,348,753	27.74%	28.02%	9.14%
	2020		0.00%	0.20%	12.80	18.80	237,540	3,098,920	-2.44%	-2.21%	5.38%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		0.00%	0.10%	21.77	53.83	43,865	1,219,650	30.28%	30.41%	0.01%
	2023		0.00%	0.10%	16.71	41.28	47,461	1,004,608	34.02%	34.15%	0.41%
	2022		0.00%	0.10%	12.47	30.77	50,466	798,385	-26.81%	-26.73%	0.00%
	2021		0.00%	0.20%	17.04	42.00	50,633	1,202,891	30.60%	30.86%	0.00%
	2020		0.00%	0.20%	13.03	37.28	58,592	1,081,827	23.57%	23.82%	0.33%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	28.90	28.90	31,054	858,868	19.23%	19.23%	0.01%
	2023		0.00%	0.20%	21.00	24.24	35,951	867,231	17.52%	17.75%	0.27%
	2022		0.00%	0.20%	17.87	20.58	47,811	980,090	-23.72%	-23.57%	0.00%
	2021		0.00%	0.20%	23.43	26.93	48,788	1,308,130	13.06%	13.29%	0.00%
	2020		0.00%	0.20%	20.72	23.77	50,167	1,187,090	27.46%	27.71%	0.00%

LVIP Channing Small Cap Value Fund - Standard Class	2024	9/19/2024	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.90%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	18.85	18.85	5,693	107,329	22.29%	22.29%	0.59%
	2023		0.00%	0.00%	15.42	15.42	9,078	139,940	22.54%	22.54%	1.13%
	2022		0.00%	0.00%	12.58	12.58	9,178	115,459	-17.45%	-17.45%	0.91%
	2021		0.00%	0.00%	15.24	15.24	9,275	141,347	22.04%	22.04%	0.56%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.00%	12.49	12.49	9,365	116,940	14.86%	14.86%	1.22%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	14.31	14.31	65,230	933,498	4.69%	4.69%	2.78%
	2023		0.00%	0.00%	13.67	13.67	69,205	946,010	16.69%	16.69%	3.69%
	2022		0.00%	0.00%	11.71	11.71	68,884	806,938	-11.15%	-11.15%	3.48%
	2021		0.00%	0.00%	13.18	13.18	66,629	878,478	15.37%	15.37%	3.16%
	2020		0.00%	0.00%	11.43	11.43	64,442	736,460	-6.42%	-6.42%	1.84%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		0.00%	0.20%	39.32	58.66	224,652	13,055,310	20.53%	20.77%	1.11%
	2023		0.00%	0.20%	32.62	48.57	248,226	11,954,458	22.54%	22.78%	1.38%
	2022		0.00%	0.20%	26.62	39.56	293,985	11,546,042	-15.42%	-15.25%	1.35%
	2021		0.00%	0.20%	31.47	46.67	336,801	15,620,895	27.29%	27.55%	1.20%
	2020		0.00%	0.20%	24.72	36.59	368,456	13,420,739	16.17%	16.40%	1.54%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2024		0.00%	0.00%	28.44	28.44	898	25,543	18.45%	18.45%	1.01%
	2023		0.00%	0.00%	24.01	24.01	982	23,587	21.65%	21.65%	1.25%
	2022		0.00%	0.00%	19.74	19.74	1,036	20,440	-13.91%	-13.91%	1.22%
	2021		0.00%	0.00%	22.93	22.93	1,128	25,873	27.77%	27.77%	0.96%
	2020		0.00%	0.00%	17.94	17.94	7,200	129,204	15.34%	15.34%	1.38%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	36.59	36.59	71,450	2,614,381	20.65%	20.65%	1.45%
	2023		0.00%	0.00%	30.33	30.33	75,632	2,293,705	21.95%	21.95%	1.37%
	2022		0.00%	0.00%	24.87	24.87	54,234	1,348,734	-14.69%	-14.69%	1.00%
	2021		0.00%	0.00%	29.15	29.15	55,279	1,611,342	27.69%	27.69%	0.95%
	2020		0.00%	0.00%	22.83	22.83	68,083	1,554,193	15.30%	15.30%	1.19%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	20.89	20.89	134,858	2,816,607	12.54%	12.54%	1.58%
	2023		0.00%	0.00%	18.56	18.56	158,161	2,935,187	17.24%	17.24%	1.68%
	2022		0.00%	0.00%	15.83	15.83	157,497	2,493,051	-12.06%	-12.06%	1.59%
	2021		0.00%	0.00%	18.00	18.00	164,184	2,955,242	17.32%	17.32%	1.21%
	2020		0.00%	0.00%	15.34	15.34	161,921	2,484,244	12.66%	12.66%	1.10%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.15%
	2021		0.00%	0.00%	16.04	16.04	3,297	52,887	11.25%	11.25%	3.95%
	2020		0.00%	0.00%	14.42	14.42	28	399	13.94%	13.94%	1.33%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2024		0.00%	0.00%	17.93	17.93	39,251	703,834	8.90%	8.90%	3.59%
	2023		0.00%	0.00%	16.47	16.47	39,358	648,060	10.04%	10.04%	3.34%
	2022		0.00%	0.00%	14.96	14.96	45,077	674,509	-11.83%	-11.83%	10.87%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.00%	16.97	16.97	34,003	577,089	8.79%	8.79%	6.04%
	2020		0.00%	0.20%	12.27	15.60	27,923	433,968	2.45%	2.65%	3.10%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2024		0.00%	0.20%	11.71	17.89	358,480	5,991,544	3.56%	3.76%	3.39%
	2023		0.00%	0.20%	11.29	17.28	254,356	4,092,528	18.68%	18.92%	4.11%
	2022		0.00%	0.20%	13.58	14.56	283,047	3,831,288	-7.20%	-7.02%	7.37%
	2021		0.00%	0.20%	14.61	19.37	311,940	4,588,432	12.92%	13.16%	4.77%
	2020		0.00%	0.20%	12.91	17.15	279,376	3,621,541	-4.29%	-4.10%	2.73%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2024		0.00%	0.10%	14.10	53.98	205,095	7,763,907	27.86%	27.99%	1.02%
	2023		0.00%	0.10%	11.03	42.18	153,133	6,210,217	17.27%	17.39%	1.66%
	2022		0.00%	0.00%	35.93	35.93	140,808	4,845,006	-9.97%	-9.97%	3.03%
	2021		0.00%	0.20%	38.65	39.91	125,377	5,001,290	31.61%	31.88%	2.18%
	2020		0.00%	0.20%	29.36	30.27	135,119	4,087,370	2.78%	2.98%	2.62%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2024		0.00%	0.10%	22.10	44.28	116,349	4,520,074	13.08%	13.19%	1.16%
	2023		0.00%	0.20%	19.55	39.12	115,579	4,100,014	15.31%	15.54%	1.51%
	2022		0.00%	0.20%	16.93	33.86	138,330	4,312,046	-12.63%	-12.45%	3.47%
	2021		0.00%	0.20%	19.36	38.67	140,076	4,981,299	33.39%	33.66%	2.42%
	2020		0.00%	0.20%	14.50	28.94	146,206	3,766,659	5.77%	5.98%	2.86%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.00%	25.47	25.47	78,148	1,972,480	7.71%	7.71%	2.84%
	2023		0.00%	0.20%	14.36	23.65	109,179	2,573,626	9.50%	9.72%	1.87%
	2022		0.00%	0.20%	13.11	21.56	130,121	2,796,377	-15.56%	-15.40%	2.66%
	2021		0.00%	0.20%	15.53	25.48	136,380	3,450,447	7.42%	7.63%	3.57%
	2020		0.00%	0.20%	14.46	23.67	138,127	3,242,057	6.86%	7.07%	2.12%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.00%	24.74	24.74	62,668	1,534,872	11.15%	11.15%	3.42%
	2023		0.00%	0.20%	14.88	22.25	57,385	1,272,347	13.10%	13.33%	1.66%
	2022		0.00%	0.20%	13.15	19.64	85,996	1,685,994	-18.84%	-18.68%	2.28%
	2021		0.00%	0.20%	16.21	24.15	102,730	2,477,916	12.54%	12.77%	3.23%
	2020		0.00%	0.20%	14.40	21.41	102,223	2,186,096	5.65%	5.86%	2.20%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.00%	25.45	25.45	121,928	3,094,813	10.19%	10.19%	3.55%
	2023		0.00%	0.20%	14.61	23.10	99,335	2,291,177	11.62%	11.84%	1.92%
	2022		0.00%	0.20%	13.09	20.65	117,320	2,420,538	-17.54%	-17.38%	2.71%
	2021		0.00%	0.20%	15.87	24.99	116,687	2,914,821	10.60%	10.82%	3.02%
	2020		0.00%	0.20%	14.35	22.55	138,023	3,034,069	5.88%	6.10%	2.15%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Government Money Market Fund - Standard Class	2024		0.00%	0.35%	11.01	13.21	23,338,152	299,755,429	4.57%	4.94%	4.81%
	2023		0.00%	0.35%	10.53	12.59	19,988,624	244,306,428	4.39%	4.75%	4.63%
	2022		0.00%	0.35%	10.09	12.12	19,266,969	225,177,336	0.94%	1.30%	1.20%
	2021		0.00%	0.35%	9.99	11.98	21,233,048	244,973,146	-0.33%	0.02%	0.01%
	2020		0.00%	0.35%	10.03	11.99	18,192,499	209,874,169	-0.07%	0.28%	0.27%

LVIP JPMorgan Core Bond Fund - Standard Class	2024		0.00%	0.00%	11.89	11.89	752,137	8,792,258	1.72%	1.72%	2.94%
	2023		0.00%	0.20%	11.44	11.69	1,263,422	14,744,710	5.69%	5.91%	3.63%
	2022		0.00%	0.20%	10.82	11.04	1,105,150	12,178,456	-12.75%	-12.58%	1.96%
	2021		0.00%	0.20%	12.41	12.62	1,172,943	14,778,284	-1.55%	-1.35%	1.08%
	2020		0.00%	0.20%	12.60	12.80	452,686	5,769,852	7.63%	7.84%	3.01%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.00%	0.20%	15.06	21.98	1,538,474	27,776,972	7.87%	8.09%	6.89%
	2023		0.00%	0.20%	14.61	20.34	1,444,258	28,045,443	11.54%	11.76%	5.08%
	2022		0.00%	0.20%	13.10	18.20	1,438,159	25,066,970	-10.41%	-10.23%	5.57%
	2021		0.00%	0.20%	14.62	20.27	1,542,339	30,100,271	6.22%	6.43%	4.35%
	2020		0.00%	0.20%	13.76	19.04	1,608,258	29,276,837	5.35%	5.56%	4.68%

LVIP JPMorgan Retirement Income Fund - Standard Class	2024		0.00%	0.00%	13.57	13.57	167,978	2,279,446	7.96%	7.96%	2.63%
	2023		0.00%	0.00%	12.57	12.57	235,002	2,953,710	11.60%	11.60%	3.62%
	2022		0.00%	0.00%	11.26	11.26	210,127	2,366,507	-13.33%	-13.33%	3.02%
	2021	1/4/2021	0.00%	0.00%	12.99	12.99	212	2,749	6.17%	6.17%	0.53%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	26.89	26.89	6,625	178,163	15.44%	15.44%	1.17%
	2023		0.00%	0.00%	23.30	23.30	5,608	130,644	12.08%	12.08%	1.53%
	2022		0.00%	0.00%	20.79	20.79	4,407	91,605	-9.17%	-9.17%	1.43%
	2021		0.00%	0.00%	22.88	22.88	4,384	100,333	29.08%	29.08%	0.91%
	2020		0.00%	0.00%	17.73	17.73	4,849	85,970	1.95%	1.95%	1.03%

LVIP JPMorgan Small Cap Core Fund - Standard Class	2024		0.00%	0.00%	14.93	14.93	23,000	343,466	11.71%	11.71%	0.88%
	2023		0.00%	0.00%	13.37	13.37	20,059	268,153	13.10%	13.10%	1.41%
	2022		0.00%	0.00%	11.82	11.82	15,439	182,481	-19.35%	-19.35%	0.37%
	2021		0.00%	0.00%	14.66	14.66	10,473	153,496	21.39%	21.39%	0.03%
	2020	1/6/2020	0.00%	0.00%	12.07	12.07	84	1,016	14.27%	14.27%	0.23%

LVIP JPMorgan U.S. Equity Fund - Standard Class	2024	7/17/2024	0.00%	0.00%	11.17	11.17	50,335	562,435	4.75%	4.75%	1.24%

LVIP Macquarie Bond Fund - Standard Class	2024		0.00%	0.35%	9.96	19.26	14,881,640	214,292,766	1.25%	1.61%	5.00%
	2023		0.00%	0.35%	9.81	18.95	14,436,976	210,805,506	5.56%	5.93%	3.24%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.35%	9.27	17.89	14,594,394	202,680,710	-14.00%	-13.70%	3.10%
	2021		0.00%	0.35%	10.75	20.73	14,583,387	236,131,207	-2.14%	-1.80%	2.04%
	2020		0.00%	0.35%	10.96	22.96	13,520,062	226,005,225	9.48%	9.87%	2.36%

LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2024		0.00%	0.00%	13.33	13.33	164,536	2,193,789	6.07%	6.07%	5.11%
	2023		0.00%	0.00%	12.57	12.57	101,356	1,274,093	5.57%	5.57%	3.14%
	2022		0.00%	0.00%	11.91	11.91	146,451	1,743,874	0.10%	0.10%	4.05%
	2021		0.00%	0.00%	11.90	11.90	69,648	828,543	0.40%	0.40%	1.61%
	2020		0.00%	0.20%	10.92	11.85	41,958	497,045	1.08%	1.36%	1.46%

LVIP Macquarie Diversified Income Fund - Standard Class	2024		0.00%	0.35%	10.18	21.28	1,412,636	26,611,275	1.62%	1.98%	4.39%
	2023		0.00%	0.35%	9.99	20.87	1,246,656	23,214,242	5.87%	6.24%	4.51%
	2022		0.00%	0.35%	9.41	19.64	1,066,673	18,736,595	-14.16%	-13.86%	2.46%
	2021		0.00%	0.35%	10.94	22.80	1,645,267	34,132,501	-1.64%	-1.30%	5.08%
	2020		0.00%	0.35%	11.09	25.28	1,937,975	40,401,466	10.65%	11.04%	2.51%

LVIP Macquarie High Yield Fund - Standard Class	2024		0.00%	0.10%	12.18	29.99	501,601	6,832,288	6.56%	6.66%	6.48%
	2023		0.00%	0.20%	11.43	28.12	452,206	6,695,648	12.44%	12.67%	6.54%
	2022		0.00%	0.20%	10.16	24.96	515,714	6,716,657	-11.59%	-11.41%	6.20%
	2021		0.00%	0.20%	11.48	28.17	541,965	7,989,719	4.71%	4.92%	9.65%
	2020		0.00%	0.20%	10.95	32.97	544,496	7,773,998	7.03%	7.24%	5.63%

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	2024		0.00%	0.20%	10.84	16.51	1,273,539	17,658,410	4.09%	4.30%	3.63%
	2023		0.00%	0.20%	10.41	15.83	1,340,399	18,237,050	4.78%	5.00%	3.23%
	2022		0.00%	0.20%	9.92	15.08	1,668,196	21,211,938	-4.31%	-4.12%	2.30%
	2021		0.00%	0.20%	10.36	15.72	1,905,203	25,398,389	-0.87%	-0.67%	1.76%
	2020		0.00%	0.20%	10.44	15.83	2,138,236	27,925,434	4.10%	4.31%	1.79%

LVIP Macquarie Mid Cap Value Fund - Standard Class	2024		0.00%	0.20%	24.36	38.21	481,048	14,478,068	14.59%	14.82%	1.40%
	2023		0.00%	0.20%	21.24	35.52	513,685	16,283,894	11.02%	11.24%	1.61%
	2022		0.00%	0.20%	19.11	31.99	585,771	16,742,705	-9.05%	-8.87%	1.29%
	2021		0.00%	0.20%	20.99	35.18	749,278	23,944,218	31.65%	31.91%	1.29%
	2020		0.00%	0.20%	15.93	26.72	930,131	22,599,342	0.31%	0.51%	2.78%

LVIP Macquarie SMID Cap Core Fund - Standard Class	2024		0.00%	0.10%	26.68	61.55	194,532	10,575,315	14.62%	14.73%	0.61%
	2023		0.00%	0.20%	23.27	53.65	197,203	9,643,271	16.22%	16.45%	1.16%
	2022		0.00%	0.20%	20.01	46.07	200,268	8,387,648	-13.90%	-13.73%	0.46%
	2021		0.00%	0.20%	23.21	53.40	217,186	10,269,608	22.93%	23.18%	1.01%
	2020		0.00%	0.20%	11.55	51.59	243,306	9,240,562	10.86%	11.08%	0.59%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Macquarie Social Awareness Fund - Standard Class	2024		0.00%	0.10%	20.18	63.27	115,769	3,213,954	20.95%	21.07%	0.87%
	2023		0.00%	0.10%	16.69	52.26	112,016	2,518,996	30.04%	30.17%	1.12%
	2022		0.00%	0.10%	12.83	40.14	113,420	2,132,581	-19.79%	-19.71%	1.22%
	2021		0.00%	0.10%	16.00	50.00	93,950	2,190,603	26.31%	26.43%	0.84%
	2020		0.00%	0.20%	12.67	52.15	102,468	1,926,947	19.45%	19.69%	1.21%

LVIP Macquarie U.S. Growth Fund - Standard Class	2024		0.00%	0.10%	41.88	82.38	88,848	6,591,433	33.93%	34.07%	0.00%
	2023		0.00%	0.10%	31.27	61.44	82,959	4,737,970	48.20%	48.35%	0.00%
	2022		0.00%	0.10%	21.10	41.42	96,130	3,494,430	-27.74%	-27.66%	0.00%
	2021		0.00%	0.20%	29.20	57.26	84,858	4,600,276	17.86%	18.10%	0.00%
	2020		0.00%	0.20%	24.75	58.57	105,541	4,580,277	43.84%	44.13%	0.00%

LVIP Macquarie U.S. REIT Fund - Standard Class	2024		0.00%	0.35%	11.31	30.46	722,891	16,692,477	7.50%	7.87%	3.14%
	2023		0.00%	0.35%	10.49	28.24	741,425	17,023,395	12.18%	12.58%	3.35%
	2022		0.00%	0.35%	9.33	25.09	799,453	16,244,845	-25.56%	-25.30%	3.15%
	2021		0.00%	0.35%	12.50	33.58	808,972	22,413,629	42.57%	43.07%	2.98%
	2020		0.00%	0.35%	8.75	35.86	1,081,851	22,031,916	-10.72%	-10.41%	1.98%

LVIP Macquarie Value Fund - Standard Class	2024		0.00%	0.20%	11.23	54.90	1,251,899	43,489,422	6.97%	7.18%	1.84%
	2023		0.00%	0.20%	10.49	51.27	1,547,959	52,090,581	3.28%	3.49%	1.72%
	2022		0.00%	0.20%	18.95	49.59	1,651,027	53,241,276	-3.46%	-3.27%	1.53%
	2021		0.00%	0.20%	19.61	51.31	2,035,387	71,358,880	22.17%	22.42%	5.66%
	2020		0.00%	0.20%	16.04	41.96	2,237,913	64,971,123	0.21%	0.41%	2.10%

LVIP Macquarie Wealth Builder Fund - Standard Class	2024		0.20%	0.20%	17.96	17.96	2,639	47,389	7.97%	7.97%	2.87%
	2023		0.20%	0.20%	16.63	16.63	2,660	44,240	9.69%	9.69%	2.88%
	2022		0.20%	0.20%	15.16	15.16	2,680	40,643	-11.39%	-11.39%	2.28%
	2021		0.20%	0.20%	17.11	17.11	2,701	46,217	11.56%	11.56%	0.34%
	2020		0.10%	0.20%	10.79	28.91	28,377	413,791	5.40%	5.51%	2.04%

LVIP MFS International Growth Fund - Standard Class	2024		0.00%	0.20%	21.16	22.10	909,002	18,132,224	7.88%	8.10%	1.58%
	2023		0.00%	0.20%	19.61	20.45	736,848	14,986,275	14.48%	14.71%	2.19%
	2022		0.00%	0.20%	17.13	17.83	608,653	10,781,669	-14.46%	-14.29%	1.26%
	2021		0.00%	0.20%	20.02	20.80	461,555	9,582,689	11.02%	11.24%	0.74%
	2020		0.00%	0.20%	18.04	18.70	406,207	7,589,852	14.31%	14.54%	1.18%

LVIP MFS Value Fund - Standard Class	2024		0.00%	0.20%	11.69	36.08	3,425,284	113,653,464	11.62%	11.84%	1.73%
	2023		0.00%	0.20%	10.46	32.26	3,324,329	105,018,324	7.85%	8.07%	1.82%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	0.20%	20.01	29.85	3,362,126	98,419,892	-6.26%	-6.07%	1.86%
	2021		0.00%	0.20%	21.33	36.54	3,397,166	105,731,795	25.21%	25.46%	1.36%
	2020		0.00%	0.20%	17.02	29.18	3,454,537	85,391,871	3.45%	3.66%	1.62%

LVIP Mondrian Global Income Fund - Standard Class	2024		0.00%	0.00%	12.18	12.18	325,258	3,962,429	-5.15%	-5.15%	1.47%
	2023		0.00%	0.00%	12.84	12.84	683,056	8,773,240	4.02%	4.02%	0.00%
	2022		0.00%	0.00%	12.35	12.35	648,308	8,005,099	-15.13%	-15.13%	0.00%
	2021		0.00%	0.00%	14.55	14.55	666,446	9,696,481	-5.09%	-5.09%	3.96%
	2020		0.00%	0.00%	15.33	15.33	285,316	4,373,708	6.78%	6.78%	1.57%

LVIP Mondrian International Value Fund - Standard Class	2024		0.00%	0.20%	13.39	22.16	928,686	17,575,805	4.49%	4.70%	3.08%
	2023		0.00%	0.20%	12.80	21.16	984,568	19,264,784	19.87%	20.11%	3.32%
	2022		0.00%	0.20%	10.67	17.62	984,271	15,963,607	-10.93%	-10.75%	2.68%
	2021		0.00%	0.20%	11.97	19.74	1,117,347	20,219,152	11.04%	11.26%	3.37%
	2020		0.00%	0.20%	10.77	26.44	1,174,666	18,969,192	-5.16%	-4.97%	2.29%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2024		0.00%	0.00%	21.15	21.15	678	14,345	16.84%	16.84%	0.95%
	2023		0.00%	0.00%	18.10	18.10	1,366	24,729	26.01%	26.01%	3.00%
	2022		0.00%	0.00%	14.36	14.36	578	8,303	-17.93%	-17.93%	2.67%
	2021		0.00%	0.00%	17.50	17.50	251	4,389	15.90%	15.90%	1.42%
	2020		0.00%	0.00%	15.10	15.10	281	4,250	15.47%	15.47%	3.79%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2024		0.00%	0.00%	12.06	12.06	149,930	1,807,658	5.13%	5.13%	3.02%
	2023		0.00%	0.00%	11.47	11.47	217,470	2,494,034	4.87%	4.87%	3.61%
	2022		0.00%	0.00%	10.94	10.94	164,322	1,796,950	-4.88%	-4.88%	2.99%
	2021		0.00%	0.00%	11.50	11.50	92,472	1,063,070	-0.64%	-0.64%	1.53%
	2020		0.00%	0.00%	11.57	11.57	37,011	428,246	4.09%	4.09%	2.18%

LVIP SSGA Bond Index Fund - Standard Class	2024		0.00%	0.20%	11.11	14.58	3,665,248	42,801,200	0.85%	1.05%	3.78%
	2023		0.00%	0.20%	11.01	14.43	2,887,008	36,637,517	5.09%	5.30%	3.08%
	2022		0.00%	0.20%	10.48	13.70	2,783,439	33,009,545	-13.62%	-13.44%	1.98%
	2021		0.00%	0.20%	12.13	15.83	2,947,978	40,920,928	-2.17%	-1.98%	1.71%
	2020		0.00%	0.20%	12.40	16.15	2,769,718	40,151,377	7.27%	7.48%	2.22%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2024		0.00%	0.00%	20.12	20.12	78,757	1,584,558	5.94%	5.94%	2.97%
	2023		0.00%	0.00%	18.99	18.99	70,215	1,333,489	10.73%	10.73%	2.45%
	2022		0.00%	0.00%	17.15	17.15	71,145	1,220,168	-14.75%	-14.75%	2.51%
	2021		0.00%	0.00%	20.12	20.12	74,331	1,495,370	6.37%	6.37%	2.20%
	2020		0.00%	0.00%	18.91	18.91	68,615	1,297,685	12.18%	12.18%	2.27%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2024		0.00%	0.20%	11.89	12.04	496,775	5,937,764	6.59%	6.80%	1.60%
	2023		0.00%	0.20%	11.16	11.27	1,195,620	13,471,926	8.62%	8.83%	3.49%
	2022		0.00%	0.00%	10.36	10.36	1,064,200	11,018,812	-21.19%	-21.19%	3.26%
	2021		0.00%	0.00%	13.14	13.14	780,861	10,261,238	-3.30%	-3.30%	5.03%
	2020		0.00%	0.00%	13.59	13.59	79,765	1,083,996	17.20%	17.20%	2.62%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2024		0.00%	0.20%	16.53	22.34	30,294	648,579	9.75%	9.97%	3.22%
	2023		0.00%	0.20%	15.06	20.31	29,718	583,182	13.28%	13.51%	2.61%
	2022		0.00%	0.20%	13.30	17.90	28,956	500,709	-14.50%	-14.33%	4.01%
	2021		0.00%	0.20%	15.55	20.89	28,839	582,322	12.35%	12.58%	4.97%
	2020		0.00%	0.20%	13.84	18.55	31,775	571,789	6.81%	7.02%	1.79%

LVIP SSGA International Index Fund - Standard Class	2024		0.00%	0.20%	14.53	16.60	2,033,490	31,801,050	3.01%	3.22%	2.04%
	2023		0.00%	0.20%	10.40	21.43	3,838,656	59,327,472	17.34%	17.57%	3.28%
	2022		0.00%	0.20%	12.00	18.26	3,569,731	47,124,184	-14.49%	-14.32%	4.45%
	2021		0.00%	0.20%	14.01	21.36	3,444,301	53,057,702	10.83%	11.06%	2.29%
	2020		0.00%	0.20%	12.63	19.27	4,087,860	56,913,241	7.63%	7.85%	2.51%

LVIP SSGA International Managed Volatility Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.10%
	2021		0.00%	0.00%	14.44	14.44	246	3,548	10.76%	10.76%	1.81%
	2020		0.00%	0.00%	13.04	13.04	1,359	17,724	-0.97%	-0.97%	2.13%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2024		0.00%	0.20%	24.17	24.67	1,853,076	43,855,006	13.32%	13.55%	1.04%
	2023		0.00%	0.20%	21.33	21.73	2,573,307	55,773,332	15.82%	16.05%	1.46%
	2022		0.00%	0.20%	18.41	18.72	2,545,656	47,547,560	-13.57%	-13.40%	1.42%
	2021		0.00%	0.20%	21.31	21.62	2,675,775	57,716,149	24.12%	24.37%	1.09%
	2020		0.00%	0.20%	17.17	17.38	3,062,190	53,105,564	12.96%	13.19%	1.65%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2024		0.00%	0.20%	18.83	25.07	456,614	9,411,338	8.16%	8.37%	2.36%
	2023		0.00%	0.20%	17.41	23.13	509,206	9,891,663	13.34%	13.57%	2.44%
	2022		0.00%	0.20%	15.36	20.37	487,477	8,258,973	-15.58%	-15.41%	2.75%
	2021		0.00%	0.20%	18.19	24.08	514,143	10,140,370	10.17%	10.39%	2.36%
	2020		0.00%	0.20%	16.51	21.81	478,403	8,397,445	13.60%	13.83%	2.33%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2024		0.00%	0.00%	26.90	26.90	23,089	620,995	9.26%	9.26%	2.83%
	2023		0.00%	0.00%	24.62	24.62	21,197	521,785	14.82%	14.82%	2.26%
	2022		0.00%	0.00%	21.44	21.44	27,550	590,619	-15.88%	-15.88%	3.18%
	2021		0.00%	0.00%	25.48	25.48	12,148	309,598	11.37%	11.37%	2.36%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.00%	22.88	22.88	9,887	226,253	14.28%	14.28%	2.19%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		0.00%	0.20%	20.46	63.66	15,958,030	564,597,128	24.48%	24.73%	1.11%
	2023		0.00%	0.20%	16.42	51.09	16,618,432	505,258,720	25.76%	26.01%	1.49%
	2022		0.00%	0.20%	13.05	40.58	16,896,365	410,237,658	-18.47%	-18.31%	1.44%
	2021		0.00%	0.20%	15.99	49.73	17,274,140	518,211,545	28.17%	28.42%	1.26%
	2020		0.00%	0.20%	12.46	38.76	18,113,563	432,378,494	17.80%	18.03%	1.58%

LVIP SSGA Short-Term Bond Index Fund - Standard Class	2024		0.00%	0.00%	11.69	11.69	183,989	2,150,319	4.88%	4.88%	5.02%
	2023		0.00%	0.00%	11.14	11.14	164,693	1,835,157	5.17%	5.17%	3.23%
	2022		0.00%	0.00%	10.60	10.60	98,480	1,043,409	-3.45%	-3.45%	1.82%
	2021		0.00%	0.00%	10.97	10.97	51,874	569,270	-0.52%	-0.52%	1.18%
	2020		0.00%	0.00%	11.03	11.03	2,631	29,021	3.65%	3.65%	1.20%

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		0.00%	0.20%	25.39	31.62	1,374,899	43,384,278	10.92%	11.14%	1.69%
	2023		0.00%	0.20%	9.39	31.67	1,630,922	46,391,832	16.27%	16.50%	1.32%
	2022		0.00%	0.20%	19.69	27.24	1,576,413	38,500,663	-20.94%	-20.78%	1.18%
	2021		0.00%	0.20%	24.90	34.45	1,677,241	51,533,134	14.33%	14.56%	0.84%
	2020		0.00%	0.20%	21.78	30.14	1,649,805	44,477,111	18.96%	19.20%	1.03%

LVIP Structured Conservative Allocation Fund - Standard Class	2024		0.00%	0.20%	15.80	19.85	23,336	410,975	6.24%	6.46%	3.22%
	2023		0.00%	0.20%	14.88	18.64	25,184	419,572	10.05%	10.27%	2.54%
	2022		0.00%	0.00%	16.91	16.91	29,793	443,171	-13.30%	-13.30%	11.16%
	2021		0.00%	0.00%	19.50	19.50	1,327	25,870	7.43%	7.43%	0.48%
	2020		0.00%	0.20%	14.57	18.15	61,179	961,553	9.46%	9.68%	2.11%

LVIP Structured Moderate Allocation Fund - Standard Class	2024		0.00%	0.00%	24.77	24.77	5,315	131,644	9.41%	9.41%	3.05%
	2023		0.00%	0.00%	22.64	22.64	7,147	161,788	13.09%	13.09%	2.82%
	2022		0.00%	0.00%	20.02	20.02	6,519	130,500	-13.15%	-13.15%	5.47%
	2021		0.00%	0.00%	23.05	23.05	5,277	121,633	12.15%	12.15%	4.86%
	2020		0.00%	0.00%	20.55	20.55	4,950	101,733	9.86%	9.86%	2.60%

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2024		0.00%	0.20%	20.03	26.85	10,988	249,620	10.26%	10.48%	2.97%
	2023		0.00%	0.20%	18.16	24.30	12,407	263,025	14.05%	14.27%	2.75%
	2022		0.00%	0.00%	21.27	21.27	11,828	215,236	-13.13%	-13.13%	14.47%
	2021		0.00%	0.00%	24.48	24.48	493	12,062	13.68%	13.68%	0.68%
	2020		0.00%	0.20%	16.19	21.54	22,675	402,539	9.06%	9.28%	2.84%

LVIP T. Rowe Price 2010 Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.20%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.00%	21.28	21.28	228,082	4,853,295	8.61%	8.61%	2.84%
	2020		0.00%	0.00%	19.59	19.59	231,187	4,529,416	12.29%	12.29%	1.72%

LVIP T. Rowe Price 2020 Fund - Standard Class	2024		0.00%	0.20%	17.96	22.67	1,052,113	23,838,795	8.60%	8.81%	2.60%
	2023		0.00%	0.20%	16.54	20.84	1,262,870	26,299,071	13.31%	13.54%	2.46%
	2022		0.00%	0.20%	14.60	18.35	1,210,099	22,194,854	-15.34%	-15.18%	2.92%
	2021		0.00%	0.20%	17.24	21.63	1,362,688	29,466,663	9.99%	10.23%	2.88%
	2020		0.00%	0.20%	15.68	19.63	1,604,646	31,492,765	13.02%	13.27%	2.58%

LVIP T. Rowe Price 2030 Fund - Standard Class	2024		0.00%	0.20%	19.55	24.03	1,961,714	47,013,454	10.21%	10.43%	2.40%
	2023		0.00%	0.20%	17.74	21.76	1,382,362	29,965,829	15.91%	16.14%	2.15%
	2022		0.00%	0.20%	15.30	18.74	1,484,375	27,713,619	-17.04%	-16.87%	2.07%
	2021		0.00%	0.20%	18.45	22.54	1,279,790	28,726,116	13.37%	13.60%	2.33%
	2020		0.00%	0.20%	16.27	19.84	1,604,980	31,786,162	15.02%	15.25%	2.12%

LVIP T. Rowe Price 2040 Fund - Standard Class	2024		0.00%	0.20%	21.55	24.95	554,788	13,757,910	12.82%	13.04%	2.26%
	2023		0.00%	0.20%	19.10	22.07	462,620	10,136,826	18.95%	19.19%	1.79%
	2022		0.00%	0.20%	16.06	18.51	364,533	6,689,193	-17.91%	-17.74%	1.62%
	2021		0.00%	0.20%	19.56	22.51	473,142	10,576,882	16.70%	16.93%	2.63%
	2020		0.00%	0.20%	16.76	19.25	518,613	9,935,362	16.39%	16.62%	2.05%

LVIP T. Rowe Price 2050 Fund - Standard Class	2024		0.00%	0.00%	24.38	24.38	182,176	4,441,877	14.20%	14.20%	1.40%
	2023		0.00%	0.00%	21.35	21.35	180,508	3,853,984	20.30%	20.30%	1.51%
	2022		0.00%	0.00%	17.75	17.75	150,959	2,679,165	-17.95%	-17.95%	1.49%
	2021		0.00%	0.00%	21.63	21.63	171,706	3,713,851	18.01%	18.01%	2.50%
	2020		0.00%	0.00%	18.33	18.33	187,213	3,431,384	16.89%	16.89%	1.86%

LVIP T. Rowe Price 2060 Fund - Standard Class	2024	4/9/2024	0.00%	0.00%	18.47	18.47	37	689	6.20%	6.20%	2.31%
	2022	2/25/2022	0.00%	0.00%	13.43	13.43	2,482	33,336	-11.79%	-11.79%	1.79%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		0.00%	0.20%	17.79	89.32	430,484	30,224,596	23.42%	23.67%	0.30%
	2023		0.00%	0.20%	9.49	72.29	439,711	24,552,051	20.93%	21.17%	0.03%
	2022		0.00%	0.20%	11.90	59.72	502,517	23,078,754	-24.67%	-24.52%	0.01%
	2021		0.00%	0.20%	15.78	79.21	670,729	41,189,137	13.62%	13.84%	0.01%
	2020		0.00%	0.20%	13.87	69.64	654,026	33,623,355	31.43%	31.69%	0.00%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2024		0.00%	0.00%	16.86	16.86	17,172	289,591	13.56%	13.56%	2.53%
	2023		0.00%	0.00%	14.85	14.85	16,559	245,925	15.02%	15.02%	4.05%
	2022	2/4/2022	0.00%	0.00%	12.91	12.91	756	9,758	-13.85%	-13.85%	1.58%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Vanguard Bond Allocation Fund - Standard Class	2024		0.00%	0.20%	9.23	12.21	482,301	5,163,873	1.22%	1.42%	3.89%
	2023		0.00%	0.20%	9.11	12.04	421,413	4,418,340	5.79%	6.00%	3.52%
	2022		0.00%	0.20%	10.16	11.36	341,979	3,410,267	-13.54%	-13.37%	3.93%
	2021		0.00%	0.20%	11.75	13.12	114,351	1,495,612	-1.48%	-1.29%	1.21%
	2020		0.00%	0.20%	11.93	13.29	151,840	2,013,218	5.47%	5.68%	1.68%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2024		0.00%	0.20%	12.84	48.41	1,080,020	22,338,236	21.86%	22.10%	1.22%
	2023		0.00%	0.20%	10.52	39.65	1,092,270	18,200,700	24.97%	25.22%	1.29%
	2022		0.00%	0.00%	31.66	31.66	1,127,294	17,681,661	-18.74%	-18.74%	1.76%
	2021		0.00%	0.00%	38.96	38.96	401,461	15,642,815	25.74%	25.74%	1.22%
	2020		0.00%	0.00%	30.99	30.99	424,364	13,150,802	19.82%	19.82%	1.30%

LVIP Vanguard International Equity ETF Fund - Standard Class	2024		0.00%	0.20%	10.20	16.85	1,707,048	22,419,337	3.66%	3.86%	2.70%
	2023		0.00%	0.20%	9.83	16.22	1,659,516	20,979,381	15.13%	15.36%	3.15%
	2022		0.00%	0.20%	13.37	14.06	1,613,457	18,274,406	-16.79%	-16.62%	4.06%
	2021		0.00%	0.20%	16.06	16.87	665,905	11,215,215	7.94%	8.16%	3.26%
	2020		0.00%	0.20%	14.88	15.60	443,699	6,919,503	10.64%	10.89%	2.26%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.00%	0.00%	54.99	54.99	151,241	8,317,473	38.70%	38.70%	0.00%
	2022		0.00%	0.20%	25.38	39.65	123,239	4,881,341	-33.46%	-33.33%	0.00%
	2021		0.00%	0.20%	38.14	59.47	123,176	7,317,328	16.86%	17.12%	0.00%
	2020		0.00%	0.20%	50.78	50.78	84,773	4,297,781	43.03%	43.03%	0.00%

LVIP Wellington SMID Cap Value Fund - Standard Class	2024		0.00%	0.20%	12.33	32.59	58,711	1,805,899	12.09%	12.32%	1.35%
	2023		0.00%	0.20%	24.41	29.01	56,776	1,551,770	17.00%	17.24%	0.97%
	2022		0.00%	0.20%	20.86	24.75	56,487	1,329,435	-10.18%	-10.00%	0.77%
	2021		0.00%	0.20%	23.23	27.50	58,610	1,535,749	27.92%	28.20%	0.51%
	2020		0.00%	0.20%	18.16	21.45	62,490	1,339,562	1.55%	1.77%	0.93%

LVIP Western Asset Core Bond Fund - Standard Class	2024		0.00%	0.00%	9.37	9.37	20,494	192,041	0.69%	0.69%	6.89%
	2023		0.00%	0.00%	9.31	9.31	17,401	161,935	5.93%	5.93%	5.44%
	2022		0.00%	0.00%	8.79	8.79	37,920	333,129	-16.42%	-16.42%	2.31%
	2021		0.00%	0.00%	10.51	10.51	50,799	533,927	-1.72%	-1.72%	7.21%
	2020	12/21/2020	0.00%	0.00%	10.69	10.69	510	5,455	0.48%	0.48%	0.00%

M Capital Appreciation Fund	2024		0.00%	0.00%	57.30	57.30	1,445	82,771	9.94%	9.94%	1.73%
	2023		0.00%	0.00%	52.11	52.11	1,979	103,136	23.56%	23.56%	0.43%
	2022		0.00%	0.00%	42.18	42.18	2,315	97,635	-18.14%	-18.14%	0.00%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.00%	51.52	51.52	2,363	121,741	17.74%	17.74%	0.00%
	2020		0.00%	0.00%	43.76	43.76	2,392	104,681	17.73%	17.73%	0.00%

M International Equity Fund	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.25%
	2023		0.00%	0.00%	17.71	17.71	922	16,317	16.00%	16.00%	3.09%
	2022		0.00%	0.00%	15.26	15.26	895	13,653	-14.16%	-14.16%	2.73%
	2021		0.00%	0.00%	17.78	17.78	868	15,435	11.05%	11.05%	2.43%
	2020		0.00%	0.00%	16.01	16.01	842	13,476	8.90%	8.90%	1.52%

M Large Cap Growth Fund	2023		0.00%	0.00%	62.52	62.52	573	35,835	32.04%	32.04%	0.00%
	2022		0.00%	0.00%	47.35	47.35	567	26,845	-25.41%	-25.41%	0.00%
	2021		0.00%	0.00%	63.48	63.48	561	35,632	21.49%	21.49%	0.00%
	2020		0.00%	0.00%	52.25	52.25	555	29,014	28.89%	28.89%	0.00%

M Large Cap Value Fund	2023		0.00%	0.00%	32.88	32.88	695	22,855	7.60%	7.60%	2.31%
	2022		0.00%	0.00%	30.56	30.56	682	20,842	-1.45%	-1.45%	2.10%
	2021		0.00%	0.00%	31.01	31.01	669	20,740	30.01%	30.01%	1.65%
	2020		0.00%	0.00%	23.85	23.85	654	15,595	-3.16%	-3.16%	1.81%

Macquarie VIP Asset Strategy Series - Service Class	2024		0.00%	0.00%	18.78	18.78	1,152	21,639	12.44%	12.44%	1.91%
	2023		0.00%	0.00%	16.70	16.70	1,184	19,778	13.94%	13.94%	2.17%
	2022		0.00%	0.00%	14.66	14.66	1,187	17,396	-14.74%	-14.74%	1.70%
	2021	4/8/2021	0.00%	0.00%	17.19	17.19	153	2,634	7.21%	7.21%	1.21%
	2020	8/11/2020	0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.88%

Macquarie VIP Emerging Markets Series - Standard Class	2024		0.00%	0.20%	11.31	26.29	1,911,097	45,385,722	4.88%	5.09%	2.63%
	2023		0.00%	0.20%	10.78	25.02	2,119,179	46,886,727	13.57%	13.79%	1.61%
	2022		0.00%	0.20%	9.48	21.98	2,119,191	41,081,555	-27.73%	-27.58%	4.26%
	2021		0.00%	0.20%	13.10	30.36	2,229,482	59,980,385	-3.03%	-2.84%	0.30%
	2020		0.00%	0.20%	13.50	52.06	1,786,544	52,133,577	24.83%	25.08%	0.78%

Macquarie VIP International Core Equity Series - Standard Class	2024	4/26/2024	0.10%	0.10%	11.18	11.18	150,913	1,687,390	-0.47%	-0.47%	1.22%

Macquarie VIP Small Cap Value Series - Standard Class	2024		0.00%	0.35%	14.69	63.67	1,763,646	61,347,247	10.93%	11.32%	1.33%
	2023		0.00%	0.35%	13.21	57.25	1,685,045	56,607,118	9.06%	9.44%	0.97%
	2022		0.00%	0.35%	12.09	52.37	1,855,718	57,496,733	-12.40%	-12.09%	0.86%
	2021		0.00%	0.35%	13.76	59.63	2,040,653	72,299,656	33.95%	34.42%	0.85%
	2020		0.00%	0.35%	10.25	44.40	2,179,175	57,162,998	-2.25%	-1.90%	1.35%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

MFS® VIT Growth Series - Initial Class	2024		0.00%	0.20%	21.02	117.53	1,371,616	62,790,790	31.20%	31.47%	0.00%
	2023		0.00%	0.20%	16.00	89.49	1,324,624	59,251,534	35.59%	35.86%	0.00%
	2022		0.00%	0.20%	11.79	65.93	1,455,991	48,630,985	-31.77%	-31.63%	0.00%
	2021		0.00%	0.20%	17.26	96.54	1,945,096	99,103,647	23.29%	23.53%	0.00%
	2020		0.00%	0.20%	13.99	78.23	2,191,042	93,109,798	31.59%	31.86%	0.00%

MFS® VIT Mid Cap Growth Series - Initial Class	2024		0.00%	0.20%	19.97	20.25	416,713	7,998,985	14.49%	14.72%	0.00%
	2023		0.00%	0.20%	17.44	17.65	544,293	9,595,450	21.08%	21.32%	0.00%
	2022		0.00%	0.20%	14.41	14.55	298,690	4,337,241	-28.84%	-28.70%	0.00%
	2021		0.00%	0.20%	20.24	20.40	296,413	6,036,461	13.88%	14.11%	0.00%
	2020		0.00%	0.20%	17.78	17.88	336,944	6,017,048	36.21%	36.48%	0.00%

MFS® VIT New Discovery Series - Initial Class	2024		0.00%	0.00%	23.93	23.93	231,246	5,534,362	6.72%	6.72%	0.00%
	2023		0.00%	0.00%	22.43	22.43	145,012	3,251,896	14.41%	14.41%	0.00%
	2022		0.00%	0.00%	19.60	19.60	140,941	2,762,479	-29.76%	-29.76%	0.00%
	2021		0.00%	0.00%	27.90	27.90	290,611	8,109,164	1.80%	1.80%	0.00%
	2020		0.00%	0.00%	27.41	27.41	225,107	6,170,271	45.89%	45.89%	0.00%

MFS® VIT Research Series - Initial Class	2024		0.10%	0.35%	18.45	53.55	10,150	190,116	18.46%	18.75%	0.61%
	2023		0.10%	0.35%	15.54	45.21	10,442	165,353	21.99%	22.30%	0.52%
	2022		0.10%	0.35%	12.71	37.06	10,781	140,250	-17.50%	-17.29%	0.48%
	2021		0.10%	0.35%	15.36	45.71	10,837	178,011	24.37%	24.68%	0.54%
	2020		0.10%	0.35%	12.32	36.70	10,864	147,216	16.17%	16.48%	0.72%

MFS® VIT Total Return Bond Series - Initial Class	2024		0.00%	0.00%	10.79	10.79	17,937	193,448	2.55%	2.55%	0.89%
	2023		0.00%	0.00%	10.52	10.52	199,624	2,099,444	7.38%	7.38%	3.27%
	2022		0.00%	0.00%	9.79	9.79	124,056	1,215,032	-13.93%	-13.93%	3.19%
	2021		0.00%	0.00%	11.38	11.38	56,835	646,783	-0.81%	-0.81%	3.52%
	2020	1/6/2020	0.00%	0.00%	11.47	11.47	1,347	15,457	7.91%	7.91%	1.71%

MFS® VIT Total Return Series - Initial Class	2024		0.00%	0.20%	13.86	38.34	1,039,528	29,222,876	7.54%	7.75%	2.31%
	2023		0.00%	0.20%	12.88	35.62	1,229,516	33,741,549	10.22%	10.44%	1.97%
	2022		0.00%	0.20%	11.67	32.28	1,422,614	35,470,680	-9.76%	-9.58%	1.23%
	2021		0.00%	0.20%	12.92	35.74	2,853,401	81,754,976	13.89%	14.12%	1.81%
	2020		0.00%	0.20%	11.33	31.35	2,689,340	66,415,784	9.59%	9.81%	2.38%

MFS® VIT Utilities Series - Initial Class	2024		0.00%	0.20%	17.97	47.75	212,582	4,939,666	11.44%	11.66%	2.44%
	2023		0.00%	0.20%	16.11	42.76	164,930	4,697,428	-2.30%	-2.11%	3.34%
	2022		0.00%	0.20%	16.48	43.68	206,965	6,428,852	0.55%	0.76%	2.15%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.00%	0.20%	16.37	43.35	398,090	10,340,110	13.86%	14.09%	1.58%
	2020		0.00%	0.20%	10.73	63.31	308,978	8,518,354	5.69%	5.90%	2.52%

MFS® VIT II Core Equity Portfolio - Initial Class	2024		0.10%	0.35%	19.22	58.76	6,103	119,902	19.69%	19.99%	0.72%
	2023		0.10%	0.35%	16.01	49.09	43,169	1,380,746	22.71%	23.02%	0.54%
	2022		0.20%	0.35%	28.14	40.01	45,936	1,200,457	-17.56%	-17.44%	0.33%
	2021		0.20%	0.35%	34.08	49.39	64,781	2,241,075	24.86%	25.06%	0.35%
	2020		0.10%	0.35%	12.58	51.97	108,837	2,639,928	18.28%	18.59%	0.71%

MFS® VIT II Technology Portfolio - Initial Class	2024		0.00%	0.00%	30.42	30.42	85,222	2,592,054	36.80%	36.80%	0.00%
	2023		0.00%	0.00%	22.23	22.23	135,111	3,003,947	54.23%	54.23%	0.00%
	2022		0.00%	0.20%	14.30	14.42	125,244	1,805,371	-35.82%	-35.70%	0.00%
	2021		0.00%	0.20%	22.28	22.42	129,253	2,897,558	13.47%	13.68%	0.00%
	2020		0.00%	0.20%	19.72	19.72	126,032	2,485,311	46.84%	46.84%	0.00%

MFS® VIT III Mid Cap Value Portfolio - Initial Class	2024		0.00%	0.20%	21.64	22.00	431,856	9,499,866	13.52%	13.75%	1.15%
	2023		0.00%	0.00%	19.34	19.34	513,165	9,924,568	12.73%	12.73%	1.80%
	2022		0.00%	0.00%	17.16	17.16	440,870	7,564,527	-8.79%	-8.79%	1.01%
	2021		0.00%	0.00%	18.81	18.81	424,916	7,992,990	30.99%	30.99%	0.80%
	2020		0.00%	0.00%	14.36	14.36	443,655	6,371,232	3.87%	3.87%	1.23%

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	2024		0.00%	0.35%	17.27	62.23	185,685	3,065,531	23.59%	24.02%	0.00%
	2023		0.00%	0.35%	13.94	50.18	160,388	2,598,024	17.73%	18.15%	0.00%
	2022		0.00%	0.35%	11.81	42.47	167,515	2,291,788	-28.98%	-28.73%	0.00%
	2021		0.00%	0.35%	16.59	59.59	175,984	3,710,014	12.60%	12.99%	0.00%
	2020		0.00%	0.35%	14.69	69.87	194,973	3,821,067	39.43%	39.98%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		0.00%	0.35%	17.63	34.07	23,965	368,480	8.44%	8.82%	0.72%
	2023		0.00%	0.35%	16.26	31.31	17,627	339,400	10.61%	11.00%	0.98%
	2022		0.00%	0.35%	14.70	28.21	19,263	348,770	-10.07%	-9.75%	0.60%
	2021		0.00%	0.35%	16.34	31.26	25,711	553,131	32.33%	32.80%	0.52%
	2020		0.00%	0.35%	12.35	35.44	32,338	628,929	-2.96%	-2.62%	0.89%

Neuberger Berman AMT Sustainable Equity Portfolio - I Class	2020		0.10%	0.10%	12.64	12.64	320	4,039	19.49%	19.49%	0.26%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	2024		0.00%	0.20%	8.34	12.56	702,176	8,732,517	3.95%	4.16%	2.14%
	2023		0.00%	0.20%	8.03	12.06	1,128,901	13,506,801	-8.04%	-7.85%	16.02%
	2022		0.00%	0.20%	8.73	13.09	1,123,739	14,599,462	8.40%	8.61%	21.04%
	2021		0.00%	0.20%	8.05	12.05	1,231,125	14,689,107	33.08%	33.34%	4.34%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	0.20%	6.05	9.04	1,124,949	10,079,584	1.15%	1.35%	6.39%

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	2024		0.00%	0.20%	9.65	9.78	36,079	349,236	-0.70%	-0.50%	3.54%
	2023		0.00%	0.20%	9.71	9.83	27,842	270,514	5.05%	5.26%	2.25%
	2022		0.00%	0.20%	9.25	9.34	28,230	261,102	-11.18%	-11.00%	1.48%
	2021		0.00%	0.20%	10.41	10.49	30,948	322,464	-4.35%	-4.16%	4.97%
	2020		0.00%	0.20%	10.95	10.95	30,621	333,471	10.12%	10.12%	1.72%

PIMCO VIT Real Return Portfolio - Administrative Class	2024		0.00%	0.10%	11.80	11.90	326,751	3,786,001	2.03%	2.13%	3.14%
	2023		0.00%	0.20%	11.48	11.65	872,688	10,162,198	3.46%	3.67%	2.99%
	2022		0.00%	0.20%	11.10	11.24	856,526	9,620,079	-12.08%	-11.90%	7.03%
	2021		0.00%	0.20%	12.62	12.76	903,853	11,517,242	5.37%	5.59%	4.75%
	2020		0.00%	0.20%	11.98	12.08	273,701	3,297,604	11.49%	11.71%	1.42%

PIMCO VIT Total Return Portfolio - Administrative Class	2024		0.00%	0.10%	11.61	11.75	464,386	5,454,585	2.43%	2.53%	4.03%
	2023		0.00%	0.10%	11.34	11.46	3,035,794	34,779,162	5.83%	5.93%	3.57%
	2022		0.00%	0.10%	10.71	10.81	2,670,795	28,883,827	-14.39%	-14.30%	2.62%
	2021		0.00%	0.20%	12.40	12.62	2,595,310	32,750,338	-1.46%	-1.27%	1.83%
	2020		0.00%	0.20%	12.68	12.78	2,271,698	29,034,238	8.54%	8.65%	2.09%

T. Rowe Price Equity Income Portfolio	2024		0.00%	0.00%	38.35	38.35	156,726	6,009,701	11.70%	11.70%	1.82%
	2023		0.00%	0.00%	34.33	34.33	174,818	6,001,253	9.54%	9.54%	2.11%
	2022		0.00%	0.00%	31.34	31.34	166,351	5,213,233	-3.34%	-3.34%	1.80%
	2021		0.00%	0.00%	32.42	32.42	197,836	6,414,305	25.55%	25.55%	1.58%
	2020		0.00%	0.00%	25.82	25.82	210,245	5,429,435	1.18%	1.18%	2.27%

Templeton Foreign VIP Fund - Class 2	2024		0.10%	0.10%	11.79	11.79	10,879	128,234	-1.10%	-1.10%	2.41%
	2023		0.10%	0.10%	11.92	11.92	11,168	133,105	20.64%	20.64%	3.19%
	2022		0.10%	0.10%	9.88	9.88	11,504	113,648	-7.70%	-7.70%	3.06%
	2021		0.10%	0.20%	10.70	14.01	11,702	126,602	3.96%	4.05%	2.15%
	2020		0.10%	0.20%	10.29	13.47	18,373	191,368	-1.35%	-1.26%	3.40%

Templeton Global Bond VIP Fund - Class 1	2024		0.00%	0.20%	7.97	18.18	175,456	2,674,602	-11.31%	-11.13%	0.00%
	2023		0.00%	0.20%	8.98	20.45	207,039	3,661,640	2.99%	3.19%	0.00%
	2022		0.00%	0.20%	8.71	19.82	283,539	5,214,133	-5.04%	-4.85%	0.00%
	2021		0.00%	0.20%	9.17	20.83	655,042	9,395,046	-4.81%	-4.62%	0.00%
	2020		0.00%	0.20%	9.62	21.84	639,707	9,980,318	-5.26%	-5.07%	7.67%

Templeton Growth VIP Fund - Class 1	2024		0.00%	0.35%	13.64	23.16	111,823	1,353,793	5.33%	5.70%	1.16%

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	0.35%	12.95	21.91	81,759	1,281,945	20.81%	21.23%	3.51%
	2022		0.00%	0.35%	10.72	18.07	83,053	1,074,473	-11.63%	-11.32%	0.51%
	2021		0.00%	0.35%	12.13	20.38	83,032	1,214,597	4.89%	5.26%	1.31%
	2020		0.00%	0.35%	11.56	26.30	84,164	1,178,538	5.62%	5.99%	3.16%

Templeton Growth VIP Fund - Class 2	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.10%
	2020		0.10%	0.10%	10.96	10.96	1,661	18,204	5.69%	5.69%	2.37%

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	2022	12/13/2022	0.00%	0.00%	11.26	11.26	403	4,543	-3.33%	-3.33%	0.00%

TOPS® Balanced ETF Portfolio - Class 2 Shares	2023		0.00%	0.00%	11.70	11.70	488	5,714	11.39%	11.39%	1.78%
	2022		0.00%	0.00%	10.51	10.51	313	3,288	-11.15%	-11.15%	1.36%
	2021	12/29/2021	0.00%	0.00%	11.83	11.83	157	1,860	0.00%	0.00%	0.00%

TOPS® Conservative ETF Portfolio - Class 2 Shares	2024		0.00%	0.00%	11.93	11.93	8,040	95,934	6.00%	6.00%	2.76%
	2023	1/26/2023	0.00%	0.00%	11.26	11.26	6,464	72,769	5.63%	5.63%	2.23%

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	2022	12/13/2022	0.00%	0.00%	10.82	10.82	422	4,572	-2.70%	-2.70%	0.00%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$2,256,354	$3,784,353
AB VPS International Value Portfolio - Class A	175,181	214,338
AB VPS Large Cap Growth Portfolio - Class A	275,734	161,527
AB VPS Relative Value Portfolio - Class A	66,176	82,262
AB VPS Sustainable Global Thematic Portfolio - Class A	53,991	331,224
Allspring VT Discovery SMID Cap Growth Fund - Class 2	455,059	556,396
American Funds Capital Income Builder® - Class 2	1,544,929	45,906
American Funds Global Growth Fund - Class 2	10,751,896	11,839,998
American Funds Global Small Capitalization Fund - Class 2	811,524	1,253,769
American Funds Growth Fund - Class 2	16,279,352	13,206,409
American Funds Growth-Income Fund - Class 2	2,349,071	3,507,585
American Funds High-Income Trust - Class 2	7,183,958	4,207,606
American Funds International Fund - Class 2	5,634,734	14,746,938
American Funds The Bond Fund of America - Class 2	535,336	201,295
American Funds U.S. Government Securities Fund - Class 2	3,409,822	5,056,030
BlackRock Equity Dividend V.I. Fund - Class I	1,466,401	235,307
BlackRock High Yield V.I. Fund - Class I	1,772,813	4,723,543
ClearBridge Variable Growth Portfolio - Class I	87,395	28,422
ClearBridge Variable Mid Cap Portfolio - Class I	1,060,045	928,406
ClearBridge Variable Small Cap Growth Portfolio - Class I	1,626,694	1,611,533
Delaware VIP® International Series - Standard Class	207,246	1,865,752
DWS Alternative Asset Allocation VIP Portfolio - Class A	140,569	37,342
DWS Equity 500 Index VIP Portfolio - Class A	14,328,801	24,872,752
DWS Small Cap Index VIP Portfolio - Class A	8,729,817	8,846,775
Eaton Vance VT Floating-Rate Income Fund - Initial Class	227,883	214,679
Fidelity® VIP Asset Manager Portfolio - Service Class	22,137	25,362
Fidelity® VIP Contrafund® Portfolio - Service Class	5,975,345	9,153,521
Fidelity® VIP Equity-Income Portfolio - Service Class	61,136	10,707
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	22,374,827	4,760,962
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	31,012,610	3,641,904
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	43,704,525	10,861,107
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	29,583,671	4,896,196
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	23,248,669	2,908,924
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	7,789,650	1,580,993
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	5,145,369	1,417,436
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	1,478,509	168,600
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	135,004	53,307
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	10,460	388
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	3,173,011	1,022,660
Fidelity® VIP Growth Portfolio - Service Class	7,825,189	1,865,086
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	13,339,520	8,991,785
Fidelity® VIP Mid Cap Portfolio - Service Class	2,236,848	4,700,141
Fidelity® VIP Overseas Portfolio - Service Class	538,728	387,411
Fidelity® VIP Real Estate Portfolio - Service Class	669,104	579,605
Franklin Income VIP Fund - Class 1	682,532	1,862,376
Franklin Mutual Shares VIP Fund - Class 1	328,429	480,802
Franklin Rising Dividends VIP Fund - Class 1	526,821	1,269,550
Franklin Small Cap Value VIP Fund - Class 2	859,077	2,334,300
Franklin Small-Mid Cap Growth VIP Fund - Class 1	348,137	341,366
Franklin U.S. Government Securities VIP Fund - Class 1	949,153	930,943
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	421,603	168,636
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	70,328	785
Invesco V.I. Comstock Fund - Series I Shares	855,881	640,332
Invesco V.I. Growth and Income Fund - Series I Shares	163,711	133,365

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	$321,896	$508,259
Janus Henderson Balanced Portfolio - Institutional Shares	187,610	541,940
Janus Henderson Balanced Portfolio - Service Shares	23,415	28,563
Janus Henderson Enterprise Portfolio - Institutional Shares	545,462	544,231
Janus Henderson Enterprise Portfolio - Service Shares	262,294	126,108
Janus Henderson Flexible Bond Portfolio - Institutional Shares	103,740	34,977
Janus Henderson Flexible Bond Portfolio - Service Shares	5,874	42,373
Janus Henderson Global Research Portfolio - Institutional Shares	25,229	58,151
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	13,986,253	27,795,973
LVIP American Century Disciplined Core Value Fund - Standard Class II	558,494	2,349,897
LVIP American Century Inflation Protection Fund - Service Class	1,200,385	4,714,278
LVIP American Century International Fund - Standard Class II	28,530	190,482
LVIP American Century Mid Cap Value Fund - Standard Class II	966,333	1,578,061
LVIP American Century Ultra Fund - Standard Class	9,559,654	564,674
LVIP Baron Growth Opportunities Fund - Service Class	3,720,634	10,760,439
LVIP Baron Growth Opportunities Fund - Standard Class	4,547	1,409
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	146,176	63,357
LVIP BlackRock Global Allocation Fund - Standard Class	1,511,607	1,648,168
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	4,446,530	4,947,642
LVIP BlackRock Real Estate Fund - Standard Class	2,338,108	6,921,246
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	67,506	84,636
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	76,414	173,853
LVIP Channing Small Cap Value Fund - Standard Class	7,830	7,944
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	7,407	65,094
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	93,057	122,979
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2,405,905	3,057,031
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,473	2,464
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	862,873	851,997
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	383,816	683,068
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	224,730	200,240
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	4,131,276	2,282,141
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	5,321,141	5,676,920
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	333,770	385,004
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	97,272	814,564
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	639,706	445,303
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	802,739	117,273
LVIP Government Money Market Fund - Standard Class	189,745,422	134,296,421
LVIP JPMorgan Core Bond Fund - Standard Class	4,647,161	10,656,249
LVIP JPMorgan High Yield Fund - Standard Class	8,854,257	9,440,659
LVIP JPMorgan Mid Cap Value Fund - Standard Class	11,874	12,392
LVIP JPMorgan Retirement Income Fund - Standard Class	590,030	1,413,657
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	119,873	89,502
LVIP JPMorgan Small Cap Core Fund - Standard Class	99,796	51,875
LVIP JPMorgan U.S. Equity Fund - Standard Class	597,465	8,917
LVIP Macquarie Bond Fund - Standard Class	36,893,460	26,019,827
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	1,345,470	435,579
LVIP Macquarie Diversified Income Fund - Standard Class	5,221,259	1,252,263
LVIP Macquarie High Yield Fund - Standard Class	821,870	684,634
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	4,325,406	5,015,508
LVIP Macquarie Mid Cap Value Fund - Standard Class	2,226,256	5,627,895
LVIP Macquarie SMID Cap Core Fund - Standard Class	1,474,279	1,407,027
LVIP Macquarie Social Awareness Fund - Standard Class	2,330,848	2,026,000
LVIP Macquarie U.S. Growth Fund - Standard Class	984,386	299,949
LVIP Macquarie U.S. REIT Fund - Standard Class	2,014,346	3,146,252
LVIP Macquarie Value Fund - Standard Class	4,637,856	13,992,461
LVIP Macquarie Wealth Builder Fund - Standard Class	1,330	457

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP MFS International Growth Fund - Standard Class	$5,799,465	$3,004,201
LVIP MFS Value Fund - Standard Class	18,002,926	13,563,449
LVIP Mondrian Global Income Fund - Standard Class	1,769,669	6,022,310
LVIP Mondrian International Value Fund - Standard Class	1,514,481	3,281,991
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2,272	14,952
LVIP PIMCO Low Duration Bond Fund - Standard Class	2,856,709	3,615,178
LVIP SSGA Bond Index Fund - Standard Class	27,986,955	20,680,795
LVIP SSGA Conservative Index Allocation Fund - Standard Class	371,014	149,549
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	1,795,554	10,379,705
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	60,039	29,740
LVIP SSGA International Index Fund - Standard Class	18,942,443	48,568,355
LVIP SSGA Mid-Cap Index Fund - Standard Class	9,123,705	24,527,940
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,130,077	2,122,524
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	213,222	140,441
LVIP SSGA S&P 500 Index Fund - Standard Class	97,575,397	115,154,025
LVIP SSGA Short-Term Bond Index Fund - Standard Class	515,541	196,760
LVIP SSGA Small-Cap Index Fund - Standard Class	14,382,577	19,634,020
LVIP Structured Conservative Allocation Fund - Standard Class	149,525	133,197
LVIP Structured Moderate Allocation Fund - Standard Class	154,750	173,220
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	232,940	228,886
LVIP T. Rowe Price 2020 Fund - Standard Class	6,344,398	9,835,526
LVIP T. Rowe Price 2030 Fund - Standard Class	24,626,010	10,022,178
LVIP T. Rowe Price 2040 Fund - Standard Class	10,101,742	7,271,210
LVIP T. Rowe Price 2050 Fund - Standard Class	2,279,908	2,104,122
LVIP T. Rowe Price 2060 Fund - Standard Class	2,250	1,565
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	14,117,032	11,288,573
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	18,553	1,867
LVIP Vanguard Bond Allocation Fund - Standard Class	918,768	56,787
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	3,845,406	3,379,101
LVIP Vanguard International Equity ETF Fund - Standard Class	2,638,490	1,403,542
LVIP Wellington Capital Growth Fund - Standard Class	1,944,360	10,096,101
LVIP Wellington SMID Cap Value Fund - Standard Class	382,648	146,193
LVIP Western Asset Core Bond Fund - Standard Class	44,219	3,782
M Capital Appreciation Fund	7,548	30,054
M International Equity Fund	597	18,193
M Large Cap Growth Fund	633	45,513
M Large Cap Value Fund	559	25,978
Macquarie VIP Asset Strategy Series - Service Class	3,335	2,722
Macquarie VIP Emerging Markets Series - Standard Class	7,570,704	10,280,950
Macquarie VIP International Core Equity Series - Standard Class	1,887,701	169,752
Macquarie VIP Small Cap Value Series - Standard Class	10,596,369	9,116,237
MFS® VIT Growth Series - Initial Class	30,991,990	40,445,403
MFS® VIT Mid Cap Growth Series - Initial Class	1,801,743	4,131,103
MFS® VIT New Discovery Series - Initial Class	3,181,444	1,087,717
MFS® VIT Research Series - Initial Class	11,673	5,984
MFS® VIT Total Return Bond Series - Initial Class	337,191	2,267,658
MFS® VIT Total Return Series - Initial Class	4,994,076	9,784,376
MFS® VIT Utilities Series - Initial Class	1,606,055	1,623,490
MFS® VIT II Core Equity Portfolio - Initial Class	108,299	1,530,567
MFS® VIT II Technology Portfolio - Initial Class	745,820	2,028,155
MFS® VIT III Mid Cap Value Portfolio - Initial Class	2,570,054	3,783,797
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	167,366	148,699
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	24,616	11,534
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,172,925	6,277,059
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	94,626	4,277
PIMCO VIT Real Return Portfolio - Administrative Class	2,406,038	8,741,980

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
PIMCO VIT Total Return Portfolio - Administrative Class	$9,200,548	$38,394,658
T. Rowe Price Equity Income Portfolio	1,820,194	1,932,572
Templeton Foreign VIP Fund - Class 2	3,245	3,674
Templeton Global Bond VIP Fund - Class 1	1,306,801	1,903,509
Templeton Growth VIP Fund - Class 1	43,069	24,745
TOPS® Balanced ETF Portfolio - Class 2 Shares	—	5,790
TOPS® Conservative ETF Portfolio - Class 2 Shares	205,798	184,362

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	742,221	$18.32	$13,597,486	$13,643,576
AB VPS International Value Portfolio - Class A	116,613	15.12	1,763,182	1,684,645
AB VPS Large Cap Growth Portfolio - Class A	24,394	89.31	2,178,598	1,550,396
AB VPS Relative Value Portfolio - Class A	39,247	31.68	1,243,331	1,060,732
AB VPS Sustainable Global Thematic Portfolio - Class A	18,273	35.13	641,914	614,352
Allspring VT Discovery SMID Cap Growth Fund - Class 2	10,881	24.17	262,997	260,957
American Funds Capital Income Builder® - Class 2	141,221	12.38	1,748,314	1,776,947
American Funds Global Growth Fund - Class 2	1,000,474	36.37	36,387,251	34,193,390
American Funds Global Small Capitalization Fund - Class 2	259,075	17.05	4,417,225	5,262,385
American Funds Growth Fund - Class 2	1,052,143	125.79	132,349,038	97,891,493
American Funds Growth-Income Fund - Class 2	287,856	68.38	19,683,559	15,696,542
American Funds High-Income Trust - Class 2	1,655,609	8.96	14,834,253	15,435,908
American Funds International Fund - Class 2	3,795,313	17.75	67,366,808	71,654,962
American Funds The Bond Fund of America - Class 2	127,633	9.12	1,164,016	1,272,899
American Funds U.S. Government Securities Fund - Class 2	646,791	9.46	6,118,639	6,436,645
BlackRock Equity Dividend V.I. Fund - Class I	388,713	10.56	4,104,813	4,445,273
BlackRock High Yield V.I. Fund - Class I	360,826	6.91	2,493,305	2,510,245
ClearBridge Variable Growth Portfolio - Class I	15,303	14.51	222,043	302,803
ClearBridge Variable Mid Cap Portfolio - Class I	118,295	24.43	2,889,935	2,573,119
ClearBridge Variable Small Cap Growth Portfolio - Class I	182,920	27.69	5,065,061	5,307,343
DWS Alternative Asset Allocation VIP Portfolio - Class A	74,673	12.95	967,019	977,931
DWS Equity 500 Index VIP Portfolio - Class A	5,913,539	31.11	183,970,198	124,312,899
DWS Small Cap Index VIP Portfolio - Class A	7,024,507	14.52	101,995,847	97,747,183
Eaton Vance VT Floating-Rate Income Fund - Initial Class	50,092	8.61	431,291	435,684
Fidelity® VIP Asset Manager Portfolio - Service Class	45,688	16.26	742,884	763,611
Fidelity® VIP Contrafund® Portfolio - Service Class	510,562	57.48	29,347,124	24,977,475
Fidelity® VIP Equity-Income Portfolio - Service Class	31,258	26.36	823,958	822,087
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,997,578	12.64	25,249,392	25,735,768
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,129,305	15.95	33,962,409	34,207,363
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	3,971,474	16.34	64,893,884	63,389,940
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,151,896	27.80	32,022,701	31,639,827
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,769,422	27.22	48,163,657	44,823,284
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	300,653	27.71	8,331,104	8,110,659
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	489,443	25.00	12,236,085	11,119,081
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	115,971	14.05	1,629,389	1,590,883
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	22,310	13.86	309,221	280,488
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	709	13.76	9,756	10,078
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	525,879	11.01	5,789,929	6,004,262
Fidelity® VIP Growth Portfolio - Service Class	240,323	95.95	23,059,027	23,064,310
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	3,044,421	10.81	32,910,187	35,107,869
Fidelity® VIP Mid Cap Portfolio - Service Class	202,236	36.92	7,466,566	7,198,941
Fidelity® VIP Overseas Portfolio - Service Class	114,228	25.31	2,891,121	2,848,394
Fidelity® VIP Real Estate Portfolio - Service Class	94,114	17.56	1,652,636	1,684,278
Franklin Income VIP Fund - Class 1	234,889	15.12	3,551,525	3,589,468
Franklin Mutual Shares VIP Fund - Class 1	197,738	16.84	3,329,916	3,289,984
Franklin Rising Dividends VIP Fund - Class 1	37,650	29.52	1,111,417	1,060,838
Franklin Small Cap Value VIP Fund - Class 2	176,100	14.32	2,521,754	2,506,339
Franklin Small-Mid Cap Growth VIP Fund - Class 1	53,157	18.99	1,009,448	986,085
Franklin U.S. Government Securities VIP Fund - Class 1	516,558	10.43	5,387,700	5,880,780
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	181,816	17.10	3,109,049	3,018,006
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	6,118	12.30	75,247	69,604
Invesco V.I. Comstock Fund - Series I Shares	82,331	20.72	1,705,895	1,667,850
Invesco V.I. Growth and Income Fund - Series I Shares	27,527	20.25	557,415	538,611

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	32,445	$29.25	$949,020	$867,081
Janus Henderson Balanced Portfolio - Institutional Shares	7,087	51.22	362,981	301,707
Janus Henderson Balanced Portfolio - Service Shares	25,456	54.39	1,384,544	1,362,032
Janus Henderson Enterprise Portfolio - Institutional Shares	47,218	84.18	3,974,839	3,791,787
Janus Henderson Enterprise Portfolio - Service Shares	62,756	74.72	4,689,130	4,666,793
Janus Henderson Flexible Bond Portfolio - Institutional Shares	28,121	9.75	274,182	294,166
Janus Henderson Flexible Bond Portfolio - Service Shares	10,990	10.87	119,460	142,238
Janus Henderson Global Research Portfolio - Institutional Shares	9,224	72.60	669,645	510,575
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	863,400	63.77	55,056,425	45,205,833
LVIP American Century Disciplined Core Value Fund - Standard Class II	741,092	8.57	6,347,457	6,291,278
LVIP American Century Inflation Protection Fund - Service Class	655,244	9.16	6,004,658	6,707,593
LVIP American Century International Fund - Standard Class II	59,356	10.68	634,163	685,181
LVIP American Century Mid Cap Value Fund - Standard Class II	192,235	19.66	3,778,755	3,898,887
LVIP American Century Ultra Fund - Standard Class	311,108	30.37	9,448,044	9,020,434
LVIP Baron Growth Opportunities Fund - Service Class	560,140	75.41	42,237,891	34,338,753
LVIP Baron Growth Opportunities Fund - Standard Class	780	79.24	61,828	46,955
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	63,798	20.82	1,328,343	1,388,521
LVIP BlackRock Global Allocation Fund - Standard Class	728,918	12.14	8,845,424	8,243,058
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,017,548	9.01	9,172,175	9,835,630
LVIP BlackRock Real Estate Fund - Standard Class	641,600	7.43	4,767,088	5,565,084
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	21,758	56.06	1,219,650	823,688
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	39,187	21.92	858,868	714,640
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	6,079	17.66	107,329	81,864
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	90,798	10.28	933,498	884,699
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	269,243	48.49	13,055,310	10,240,253
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,175	21.74	25,543	18,252
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	111,602	23.43	2,614,381	2,281,279
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	63,697	44.22	2,816,607	2,395,061
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	91,170	7.72	703,834	700,134
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	745,402	8.04	5,991,544	5,999,614
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	524,022	14.82	7,763,907	6,772,186
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	350,692	12.89	4,520,074	4,314,319
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	163,339	12.08	1,972,480	2,159,441
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	115,222	13.32	1,534,872	1,543,368
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	228,771	13.53	3,094,813	3,147,972
LVIP Government Money Market Fund - Standard Class	29,975,543	10.00	299,755,429	299,755,467
LVIP JPMorgan Core Bond Fund - Standard Class	914,907	9.61	8,792,258	9,663,418
LVIP JPMorgan High Yield Fund - Standard Class	2,832,651	9.81	27,776,972	29,120,939
LVIP JPMorgan Retirement Income Fund - Standard Class	181,398	12.57	2,279,446	2,175,360
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	9,143	19.49	178,163	170,445
LVIP JPMorgan Small Cap Core Fund - Standard Class	15,832	21.69	343,466	337,837
LVIP JPMorgan U.S. Equity Fund - Standard Class	12,641	44.49	562,435	588,496
LVIP Macquarie Bond Fund - Standard Class	18,892,071	11.34	214,292,766	247,919,179
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	224,314	9.78	2,193,789	2,211,261
LVIP Macquarie Diversified Income Fund - Standard Class	3,056,659	8.71	26,611,275	30,010,893
LVIP Macquarie High Yield Fund - Standard Class	1,618,259	4.22	6,832,288	7,380,700
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,897,122	9.31	17,658,410	18,148,512
LVIP Macquarie Mid Cap Value Fund - Standard Class	328,838	44.03	14,478,068	12,973,737
LVIP Macquarie SMID Cap Core Fund - Standard Class	380,229	27.81	10,575,315	9,417,183
LVIP Macquarie Social Awareness Fund - Standard Class	60,346	53.26	3,213,954	2,837,798
LVIP Macquarie U.S. Growth Fund - Standard Class	504,897	13.06	6,591,433	5,199,918
LVIP Macquarie U.S. REIT Fund - Standard Class	1,214,263	13.75	16,692,477	16,368,386
LVIP Macquarie Value Fund - Standard Class	1,701,464	25.56	43,489,422	45,065,088
LVIP Macquarie Wealth Builder Fund - Standard Class	4,003	11.84	47,389	54,604
LVIP MFS International Growth Fund - Standard Class	922,056	19.67	18,132,224	17,606,122

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP MFS Value Fund - Standard Class	2,155,385	$52.73	$113,653,464	$100,069,536
LVIP Mondrian Global Income Fund - Standard Class	443,771	8.93	3,962,429	4,629,841
LVIP Mondrian International Value Fund - Standard Class	1,055,160	16.66	17,575,805	17,002,959
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	980	14.64	14,345	13,024
LVIP PIMCO Low Duration Bond Fund - Standard Class	193,955	9.32	1,807,658	1,834,257
LVIP SSGA Bond Index Fund - Standard Class	4,379,535	9.77	42,801,200	44,509,890
LVIP SSGA Conservative Index Allocation Fund - Standard Class	117,270	13.51	1,584,558	1,568,516
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	570,226	10.41	5,937,764	6,458,546
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	54,871	11.82	648,579	633,128
LVIP SSGA International Index Fund - Standard Class	3,043,163	10.45	31,801,050	30,835,203
LVIP SSGA Mid-Cap Index Fund - Standard Class	3,363,372	13.04	43,855,006	41,042,769
LVIP SSGA Moderate Index Allocation Fund - Standard Class	571,007	16.48	9,411,338	8,459,060
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	35,469	17.51	620,995	594,642
LVIP SSGA S&P 500 Index Fund - Standard Class	18,615,138	30.33	564,597,128	438,944,990
LVIP SSGA Short-Term Bond Index Fund - Standard Class	217,908	9.87	2,150,319	2,169,162
LVIP SSGA Small-Cap Index Fund - Standard Class	1,323,256	32.79	43,384,278	41,449,732
LVIP Structured Conservative Allocation Fund - Standard Class	39,843	10.32	410,975	438,001
LVIP Structured Moderate Allocation Fund - Standard Class	11,686	11.27	131,644	142,332
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	20,947	11.92	249,620	265,251
LVIP T. Rowe Price 2020 Fund - Standard Class	2,526,367	9.44	23,838,795	24,262,648
LVIP T. Rowe Price 2030 Fund - Standard Class	4,043,472	11.63	47,013,454	45,293,258
LVIP T. Rowe Price 2040 Fund - Standard Class	1,107,901	12.42	13,757,910	13,039,508
LVIP T. Rowe Price 2050 Fund - Standard Class	327,041	13.58	4,441,877	4,017,023
LVIP T. Rowe Price 2060 Fund - Standard Class	46	14.87	689	729
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	935,138	32.32	30,224,596	28,069,753
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	23,040	12.57	289,591	251,326
LVIP Vanguard Bond Allocation Fund - Standard Class	573,000	9.01	5,163,873	5,438,117
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	586,013	38.12	22,338,236	15,666,465
LVIP Vanguard International Equity ETF Fund - Standard Class	1,893,685	11.84	22,419,337	20,360,455
LVIP Wellington SMID Cap Value Fund - Standard Class	69,958	25.81	1,805,899	1,837,880
LVIP Western Asset Core Bond Fund - Standard Class	26,015	7.38	192,041	226,373
M Capital Appreciation Fund	3,367	24.58	82,771	88,641
Macquarie VIP Asset Strategy Series - Service Class	2,329	9.29	21,639	21,204
Macquarie VIP Emerging Markets Series - Standard Class	2,012,671	22.55	45,385,722	46,787,741
Macquarie VIP International Core Equity Series - Standard Class	101,957	16.55	1,687,390	1,720,421
Macquarie VIP Small Cap Value Series - Standard Class	1,515,495	40.48	61,347,247	55,955,037
MFS® VIT Growth Series - Initial Class	856,511	73.31	62,790,790	53,774,987
MFS® VIT Mid Cap Growth Series - Initial Class	869,455	9.20	7,998,985	7,642,637
MFS® VIT New Discovery Series - Initial Class	400,750	13.81	5,534,362	6,197,411
MFS® VIT Research Series - Initial Class	5,342	35.59	190,116	157,133
MFS® VIT Total Return Bond Series - Initial Class	16,822	11.50	193,448	201,776
MFS® VIT Total Return Series - Initial Class	1,255,818	23.27	29,222,876	29,852,634
MFS® VIT Utilities Series - Initial Class	144,350	34.22	4,939,666	4,985,423
MFS® VIT II Core Equity Portfolio - Initial Class	3,793	31.61	119,902	100,210
MFS® VIT II Technology Portfolio - Initial Class	62,883	41.22	2,592,054	1,850,962
MFS® VIT III Mid Cap Value Portfolio - Initial Class	897,060	10.59	9,499,866	8,450,551
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	98,003	31.28	3,065,531	2,888,906
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	22,346	16.49	368,480	365,397
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	1,602,297	5.45	8,732,517	11,410,787
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	37,796	9.24	349,236	421,274
PIMCO VIT Real Return Portfolio - Administrative Class	328,931	11.51	3,786,001	4,104,813
PIMCO VIT Total Return Portfolio - Administrative Class	603,383	9.04	5,454,585	6,032,437
T. Rowe Price Equity Income Portfolio	211,386	28.43	6,009,701	5,911,904
Templeton Foreign VIP Fund - Class 2	9,319	13.76	128,234	123,517
Templeton Global Bond VIP Fund - Class 1	221,775	12.06	2,674,602	3,069,492

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Templeton Growth VIP Fund - Class 1	106,014	$12.77	$1,353,793	$1,395,264
TOPS® Conservative ETF Portfolio - Class 2 Shares	7,542	12.72	95,934	97,443

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	50,212	(84,889)	(34,677)
AB VPS International Value Portfolio - Class A	10,449	(17,527)	(7,078)
AB VPS Large Cap Growth Portfolio - Class A	4,495	(3,599)	896
AB VPS Relative Value Portfolio - Class A	104	(1,835)	(1,731)
AB VPS Sustainable Global Thematic Portfolio - Class A	1,407	(13,199)	(11,792)
Allspring VT Discovery SMID Cap Growth Fund - Class 2	18,553	(23,210)	(4,657)
American Funds Capital Income Builder® - Class 2	88,686	(2,881)	85,805
American Funds Global Growth Fund - Class 2	169,433	(206,476)	(37,043)
American Funds Global Small Capitalization Fund - Class 2	18,826	(42,466)	(23,640)
American Funds Growth Fund - Class 2	388,681	(200,285)	188,396
American Funds Growth-Income Fund - Class 2	72,327	(89,185)	(16,858)
American Funds High-Income Trust - Class 2	259,344	(178,501)	80,843
American Funds International Fund - Class 2	342,245	(822,978)	(480,733)
American Funds The Bond Fund of America - Class 2	40,872	(16,732)	24,140
American Funds U.S. Government Securities Fund - Class 2	215,845	(333,321)	(117,476)
BlackRock Equity Dividend V.I. Fund - Class I	34,766	(8,198)	26,568
BlackRock High Yield V.I. Fund - Class I	118,219	(360,272)	(242,053)
ClearBridge Variable Growth Portfolio - Class I	1,573	(1,670)	(97)
ClearBridge Variable Mid Cap Portfolio - Class I	44,815	(42,020)	2,795
ClearBridge Variable Small Cap Growth Portfolio - Class I	120,990	(127,146)	(6,156)
Delaware VIP® International Series - Standard Class	15,251	(166,191)	(150,940)
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,375	(1,887)	3,488
DWS Equity 500 Index VIP Portfolio - Class A	642,182	(575,115)	67,067
DWS Small Cap Index VIP Portfolio - Class A	168,234	(258,477)	(90,243)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	15,522	(17,109)	(1,587)
Fidelity® VIP Asset Manager Portfolio - Service Class	19,209	(1,012)	18,197
Fidelity® VIP Contrafund® Portfolio - Service Class	357,786	(127,112)	230,674
Fidelity® VIP Equity-Income Portfolio - Service Class	38,352	(397)	37,955
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	1,076,015	(239,142)	836,873
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	2,096,347	(253,185)	1,843,162
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	1,816,674	(473,401)	1,343,273
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	1,824,623	(303,809)	1,520,814
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	804,455	(107,165)	697,290
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	451,382	(94,064)	357,318
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	174,487	(50,689)	123,798
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	85,275	(9,823)	75,452
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	7,559	(3,212)	4,347
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	972	(36)	936
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	202,726	(70,755)	131,971
Fidelity® VIP Growth Portfolio - Service Class	387,803	(26,928)	360,875
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	1,174,359	(751,951)	422,408
Fidelity® VIP Mid Cap Portfolio - Service Class	29,094	(101,085)	(71,991)
Fidelity® VIP Overseas Portfolio - Service Class	15,411	(14,657)	754
Fidelity® VIP Real Estate Portfolio - Service Class	53,388	(50,834)	2,554
Franklin Income VIP Fund - Class 1	19,343	(75,535)	(56,192)
Franklin Mutual Shares VIP Fund - Class 1	7,523	(18,313)	(10,790)
Franklin Rising Dividends VIP Fund - Class 1	13,925	(37,598)	(23,673)
Franklin Small Cap Value VIP Fund - Class 2	26,842	(91,031)	(64,189)
Franklin Small-Mid Cap Growth VIP Fund - Class 1	6,886	(7,503)	(617)
Franklin U.S. Government Securities VIP Fund - Class 1	53,024	(64,352)	(11,328)
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	6,308	(4,337)	1,971
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	4,868	(52)	4,816
Invesco V.I. Comstock Fund - Series I Shares	29,196	(26,254)	2,942
Invesco V.I. Growth and Income Fund - Series I Shares	3,059	(3,370)	(311)

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	12,572	(22,561)	(9,989)
Janus Henderson Balanced Portfolio - Institutional Shares	12,566	(37,295)	(24,729)
Janus Henderson Balanced Portfolio - Service Shares	54,309	(1,066)	53,243
Janus Henderson Enterprise Portfolio - Institutional Shares	22,960	(34,840)	(11,880)
Janus Henderson Enterprise Portfolio - Service Shares	142,502	(4,281)	138,221
Janus Henderson Flexible Bond Portfolio - Institutional Shares	8,996	(3,461)	5,535
Janus Henderson Flexible Bond Portfolio - Service Shares	36	(2,198)	(2,162)
Janus Henderson Global Research Portfolio - Institutional Shares	—	(3,296)	(3,296)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	1,276,724	(746,498)	530,226
LVIP American Century Disciplined Core Value Fund - Standard Class II	86,580	(102,602)	(16,022)
LVIP American Century Inflation Protection Fund - Service Class	69,085	(324,661)	(255,576)
LVIP American Century International Fund - Standard Class II	1,176	(13,413)	(12,237)
LVIP American Century Mid Cap Value Fund - Standard Class II	41,186	(95,577)	(54,391)
LVIP American Century Ultra Fund - Standard Class	143,089	(8,121)	134,968
LVIP Baron Growth Opportunities Fund - Service Class	138,319	(230,746)	(92,427)
LVIP Baron Growth Opportunities Fund - Standard Class	74	(25)	49
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2,388	(3,367)	(979)
LVIP BlackRock Global Allocation Fund - Standard Class	47,958	(59,558)	(11,600)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	288,083	(352,698)	(64,615)
LVIP BlackRock Real Estate Fund - Standard Class	162,739	(528,666)	(365,927)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	127	(3,723)	(3,596)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,323	(7,220)	(4,897)
LVIP Channing Small Cap Value Fund - Standard Class	712	(712)	—
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	—	(3,385)	(3,385)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	4,595	(8,570)	(3,975)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	30,909	(54,483)	(23,574)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	8	(92)	(84)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	21,955	(26,137)	(4,182)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	10,548	(33,851)	(23,303)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	11,008	(11,115)	(107)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	236,425	(132,301)	104,124
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	167,285	(115,323)	51,962
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	12,732	(11,962)	770
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	758	(31,789)	(31,031)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	24,110	(18,827)	5,283
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	27,371	(4,778)	22,593
LVIP Government Money Market Fund - Standard Class	14,357,345	(11,007,817)	3,349,528
LVIP JPMorgan Core Bond Fund - Standard Class	366,653	(877,938)	(511,285)
LVIP JPMorgan High Yield Fund - Standard Class	611,249	(517,033)	94,216
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,195	(1,195)	—
LVIP JPMorgan Retirement Income Fund - Standard Class	38,937	(105,961)	(67,024)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	4,335	(3,318)	1,017
LVIP JPMorgan Small Cap Core Fund - Standard Class	6,419	(3,478)	2,941
LVIP JPMorgan U.S. Equity Fund - Standard Class	51,170	(835)	50,335
LVIP Macquarie Bond Fund - Standard Class	1,913,344	(1,468,680)	444,664
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	96,987	(33,807)	63,180
LVIP Macquarie Diversified Income Fund - Standard Class	232,195	(66,215)	165,980
LVIP Macquarie High Yield Fund - Standard Class	92,848	(43,453)	49,395
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	263,117	(329,977)	(66,860)
LVIP Macquarie Mid Cap Value Fund - Standard Class	127,240	(159,877)	(32,637)
LVIP Macquarie SMID Cap Core Fund - Standard Class	24,896	(27,567)	(2,671)
LVIP Macquarie Social Awareness Fund - Standard Class	75,922	(72,169)	3,753
LVIP Macquarie U.S. Growth Fund - Standard Class	11,384	(5,495)	5,889
LVIP Macquarie U.S. REIT Fund - Standard Class	114,211	(132,745)	(18,534)
LVIP Macquarie Value Fund - Standard Class	181,987	(478,047)	(296,060)
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(21)	(21)

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP MFS International Growth Fund - Standard Class	316,156	(144,002)	172,154
LVIP MFS Value Fund - Standard Class	485,629	(384,674)	100,955
LVIP Mondrian Global Income Fund - Standard Class	134,418	(492,216)	(357,798)
LVIP Mondrian International Value Fund - Standard Class	103,873	(159,755)	(55,882)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	64	(752)	(688)
LVIP PIMCO Low Duration Bond Fund - Standard Class	237,310	(304,850)	(67,540)
LVIP SSGA Bond Index Fund - Standard Class	2,445,517	(1,667,277)	778,240
LVIP SSGA Conservative Index Allocation Fund - Standard Class	16,694	(8,152)	8,542
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	144,172	(843,017)	(698,845)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,992	(1,416)	576
LVIP SSGA International Index Fund - Standard Class	1,352,470	(3,157,636)	(1,805,166)
LVIP SSGA Mid-Cap Index Fund - Standard Class	484,007	(1,204,238)	(720,231)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	32,013	(84,605)	(52,592)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	7,172	(5,280)	1,892
LVIP SSGA S&P 500 Index Fund - Standard Class	1,647,930	(2,308,332)	(660,402)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	36,602	(17,306)	19,296
LVIP SSGA Small-Cap Index Fund - Standard Class	562,393	(818,416)	(256,023)
LVIP Structured Conservative Allocation Fund - Standard Class	5,630	(7,478)	(1,848)
LVIP Structured Moderate Allocation Fund - Standard Class	5,056	(6,888)	(1,832)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	7,235	(8,654)	(1,419)
LVIP T. Rowe Price 2020 Fund - Standard Class	243,391	(454,148)	(210,757)
LVIP T. Rowe Price 2030 Fund - Standard Class	1,017,515	(438,163)	579,352
LVIP T. Rowe Price 2040 Fund - Standard Class	399,023	(306,855)	92,168
LVIP T. Rowe Price 2050 Fund - Standard Class	91,368	(89,700)	1,668
LVIP T. Rowe Price 2060 Fund - Standard Class	121	(84)	37
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	198,633	(207,860)	(9,227)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	729	(116)	613
LVIP Vanguard Bond Allocation Fund - Standard Class	65,660	(4,772)	60,888
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	93,583	(105,833)	(12,250)
LVIP Vanguard International Equity ETF Fund - Standard Class	137,949	(90,417)	47,532
LVIP Wellington Capital Growth Fund - Standard Class	3,213	(154,454)	(151,241)
LVIP Wellington SMID Cap Value Fund - Standard Class	6,675	(4,740)	1,935
LVIP Western Asset Core Bond Fund - Standard Class	3,497	(404)	3,093
M Capital Appreciation Fund	11	(545)	(534)
M International Equity Fund	31	(953)	(922)
M Large Cap Growth Fund	8	(581)	(573)
M Large Cap Value Fund	16	(711)	(695)
Macquarie VIP Asset Strategy Series - Service Class	116	(148)	(32)
Macquarie VIP Emerging Markets Series - Standard Class	297,277	(505,359)	(208,082)
Macquarie VIP International Core Equity Series - Standard Class	165,493	(14,580)	150,913
Macquarie VIP Small Cap Value Series - Standard Class	348,680	(270,079)	78,601
MFS® VIT Growth Series - Initial Class	669,652	(622,660)	46,992
MFS® VIT Mid Cap Growth Series - Initial Class	89,752	(217,332)	(127,580)
MFS® VIT New Discovery Series - Initial Class	133,408	(47,174)	86,234
MFS® VIT Research Series - Initial Class	—	(292)	(292)
MFS® VIT Total Return Bond Series - Initial Class	31,197	(212,884)	(181,687)
MFS® VIT Total Return Series - Initial Class	161,288	(351,276)	(189,988)
MFS® VIT Utilities Series - Initial Class	85,471	(37,819)	47,652
MFS® VIT II Core Equity Portfolio - Initial Class	72,897	(109,963)	(37,066)
MFS® VIT II Technology Portfolio - Initial Class	27,664	(77,553)	(49,889)
MFS® VIT III Mid Cap Value Portfolio - Initial Class	98,762	(180,071)	(81,309)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	33,894	(8,597)	25,297
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	6,810	(472)	6,338
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	75,167	(501,892)	(426,725)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	8,634	(397)	8,237
PIMCO VIT Real Return Portfolio - Administrative Class	195,741	(741,678)	(545,937)

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
PIMCO VIT Total Return Portfolio - Administrative Class	715,496	(3,286,904)	(2,571,408)
T. Rowe Price Equity Income Portfolio	35,058	(53,150)	(18,092)
Templeton Foreign VIP Fund - Class 2	—	(289)	(289)
Templeton Global Bond VIP Fund - Class 1	70,084	(101,667)	(31,583)
Templeton Growth VIP Fund - Class 1	31,404	(1,340)	30,064
TOPS® Balanced ETF Portfolio - Class 2 Shares	—	(488)	(488)
TOPS® Conservative ETF Portfolio - Class 2 Shares	17,147	(15,571)	1,576

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	45,346	(72,526)	(27,180)
AB VPS International Value Portfolio - Class A	20,232	(83,779)	(63,547)
AB VPS Large Cap Growth Portfolio - Class A	12,849	(17,627)	(4,778)
AB VPS Relative Value Portfolio - Class A	2,353	(4,686)	(2,333)
AB VPS Sustainable Global Thematic Portfolio - Class A	8,338	(7,395)	943
Allspring VT Discovery SMID Cap Growth Fund - Class 2	10,808	(5,046)	5,762
American Funds Capital Income Builder® - Class 2	7,533	(4,003)	3,530
American Funds Global Growth Fund - Class 2	126,770	(175,596)	(48,826)
American Funds Global Small Capitalization Fund - Class 2	23,917	(31,701)	(7,784)
American Funds Growth Fund - Class 2	622,635	(170,607)	452,028
American Funds Growth-Income Fund - Class 2	46,706	(103,552)	(56,846)
American Funds High-Income Trust - Class 2	134,496	(113,025)	21,471
American Funds International Fund - Class 2	335,821	(298,931)	36,890
American Funds The Bond Fund of America - Class 2	62,293	(44,884)	17,409
American Funds U.S. Government Securities Fund - Class 2	389,430	(154,994)	234,436
BlackRock Equity Dividend V.I. Fund - Class I	36,528	(6,452)	30,076
BlackRock High Yield V.I. Fund - Class I	205,023	(45,025)	159,998
ClearBridge Variable Growth Portfolio - Class I	631	(772)	(141)
ClearBridge Variable Mid Cap Portfolio - Class I	31,700	(26,819)	4,881
ClearBridge Variable Small Cap Growth Portfolio - Class I	81,556	(36,909)	44,647
Delaware VIP® International Series - Standard Class	55,163	(27,349)	27,814
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,010	(7,704)	(2,694)
DWS Equity 500 Index VIP Portfolio - Class A	61,022	(670,071)	(609,049)
DWS Small Cap Index VIP Portfolio - Class A	258,343	(381,605)	(123,262)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	11,182	(15,016)	(3,834)
Fidelity® VIP Asset Manager Portfolio - Service Class	—	(673)	(673)
Fidelity® VIP Contrafund® Portfolio - Service Class	56,347	(80,718)	(24,371)
Fidelity® VIP Equity-Income Portfolio - Service Class	—	(336)	(336)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	109,335	(546,863)	(437,528)
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	233,960	(96,806)	137,154
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	352,428	(623,677)	(271,249)
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	219,746	(53,557)	166,189
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	340,068	(337,134)	2,934
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	119,136	(57,694)	61,442
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	126,007	(74,419)	51,588
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	14,261	(1,731)	12,530
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	10,297	(3,313)	6,984
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	50,879	(99,511)	(48,632)
Fidelity® VIP Growth Portfolio - Service Class	63,468	(26,347)	37,121
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	533,779	(463,652)	70,127
Fidelity® VIP Mid Cap Portfolio - Service Class	60,844	(64,806)	(3,962)
Fidelity® VIP Overseas Portfolio - Service Class	19,130	(17,637)	1,493
Fidelity® VIP Real Estate Portfolio - Service Class	63,337	(20,010)	43,327
Franklin Income VIP Fund - Class 1	120,014	(16,971)	103,043
Franklin Mutual Shares VIP Fund - Class 1	92,082	(69,676)	22,406
Franklin Rising Dividends VIP Fund - Class 1	21,604	(23,938)	(2,334)
Franklin Small Cap Value VIP Fund - Class 2	65,756	(12,161)	53,595
Franklin Small-Mid Cap Growth VIP Fund - Class 1	4,315	(4,577)	(262)
Franklin U.S. Government Securities VIP Fund - Class 1	119,347	(83,897)	35,450
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	10,242	(7,380)	2,862
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	—	(149)	(149)
Invesco V.I. Comstock Fund - Series I Shares	39,758	(22,208)	17,550
Invesco V.I. Growth and Income Fund - Series I Shares	8,927	(10,570)	(1,643)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	9,740	(7,797)	1,943

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Janus Henderson Balanced Portfolio - Institutional Shares	1,314	(13,866)	(12,552)
Janus Henderson Balanced Portfolio - Service Shares	99	(12,571)	(12,472)
Janus Henderson Enterprise Portfolio - Institutional Shares	46,681	(67,050)	(20,369)
Janus Henderson Enterprise Portfolio - Service Shares	30,094	(34,987)	(4,893)
Janus Henderson Flexible Bond Portfolio - Institutional Shares	6,983	(2,976)	4,007
Janus Henderson Flexible Bond Portfolio - Service Shares	125	(6,962)	(6,837)
Janus Henderson Global Research Portfolio - Institutional Shares	290	(2,956)	(2,666)
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	18,974	(223,380)	(204,406)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	203	(8,678)	(8,475)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	341,881	(1,124,281)	(782,400)
LVIP American Century Disciplined Core Value Fund - Standard Class II	35,251	(155,063)	(119,812)
LVIP American Century Inflation Protection Fund - Service Class	164,475	(270,967)	(106,492)
LVIP American Century International Fund - Standard Class II	790	(4,091)	(3,301)
LVIP American Century Mid Cap Value Fund - Standard Class II	270,552	(49,510)	221,042
LVIP Baron Growth Opportunities Fund - Service Class	159,873	(177,040)	(17,167)
LVIP Baron Growth Opportunities Fund - Standard Class	77	(21)	56
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	13,414	(8,704)	4,710
LVIP BlackRock Global Allocation Fund - Standard Class	115,026	(189,502)	(74,476)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	231,956	(433,558)	(201,602)
LVIP BlackRock Real Estate Fund - Standard Class	104,374	(93,487)	10,887
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	379	(3,384)	(3,005)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2,384	(14,244)	(11,860)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	—	(100)	(100)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	10,907	(10,586)	321
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	35,671	(81,430)	(45,759)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	69	(123)	(54)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	55,725	(34,327)	21,398
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	38,923	(38,259)	664
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	10,187	(15,906)	(5,719)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	93,146	(121,837)	(28,691)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	34,406	(22,081)	12,325
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	22,840	(45,591)	(22,751)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	800	(21,742)	(20,942)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,231	(31,842)	(28,611)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	5,483	(23,468)	(17,985)
LVIP Government Money Market Fund - Standard Class	14,229,583	(13,507,928)	721,655
LVIP JPMorgan Core Bond Fund - Standard Class	264,485	(106,213)	158,272
LVIP JPMorgan High Yield Fund - Standard Class	213,358	(207,259)	6,099
LVIP JPMorgan Retirement Income Fund - Standard Class	130,215	(105,340)	24,875
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	3,710	(2,509)	1,201
LVIP JPMorgan Small Cap Core Fund - Standard Class	6,001	(1,381)	4,620
LVIP Macquarie Bond Fund - Standard Class	1,661,029	(1,818,447)	(157,418)
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	76,167	(121,262)	(45,095)
LVIP Macquarie Diversified Income Fund - Standard Class	358,997	(179,014)	179,983
LVIP Macquarie High Yield Fund - Standard Class	21,001	(84,509)	(63,508)
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	288,324	(616,121)	(327,797)
LVIP Macquarie Mid Cap Value Fund - Standard Class	128,064	(200,150)	(72,086)
LVIP Macquarie SMID Cap Core Fund - Standard Class	44,671	(47,736)	(3,065)
LVIP Macquarie Social Awareness Fund - Standard Class	70,043	(71,447)	(1,404)
LVIP Macquarie U.S. Growth Fund - Standard Class	23,383	(36,554)	(13,171)
LVIP Macquarie U.S. REIT Fund - Standard Class	100,544	(158,572)	(58,028)
LVIP Macquarie Value Fund - Standard Class	101,036	(204,104)	(103,068)
LVIP Macquarie Wealth Builder Fund - Standard Class	—	(20)	(20)
LVIP MFS International Growth Fund - Standard Class	267,745	(139,550)	128,195
LVIP MFS Value Fund - Standard Class	473,181	(510,978)	(37,797)
LVIP Mondrian Global Income Fund - Standard Class	116,424	(81,676)	34,748

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Mondrian International Value Fund - Standard Class	208,566	(208,269)	297
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	1,219	(431)	788
LVIP PIMCO Low Duration Bond Fund - Standard Class	243,501	(190,353)	53,148
LVIP SSGA Bond Index Fund - Standard Class	938,169	(834,600)	103,569
LVIP SSGA Conservative Index Allocation Fund - Standard Class	1,880	(2,810)	(930)
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	211,671	(80,251)	131,420
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	1,379	(617)	762
LVIP SSGA International Index Fund - Standard Class	1,287,727	(1,018,802)	268,925
LVIP SSGA Mid-Cap Index Fund - Standard Class	520,002	(492,351)	27,651
LVIP SSGA Moderate Index Allocation Fund - Standard Class	34,706	(12,977)	21,729
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	8,478	(14,831)	(6,353)
LVIP SSGA S&P 500 Index Fund - Standard Class	1,115,799	(1,393,732)	(277,933)
LVIP SSGA Short-Term Bond Index Fund - Standard Class	105,605	(39,392)	66,213
LVIP SSGA Small-Cap Index Fund - Standard Class	536,208	(481,699)	54,509
LVIP Structured Conservative Allocation Fund - Standard Class	15,301	(19,910)	(4,609)
LVIP Structured Moderate Allocation Fund - Standard Class	1,666	(1,038)	628
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	6,321	(5,742)	579
LVIP T. Rowe Price 2020 Fund - Standard Class	632,824	(580,053)	52,771
LVIP T. Rowe Price 2030 Fund - Standard Class	967,045	(1,069,058)	(102,013)
LVIP T. Rowe Price 2040 Fund - Standard Class	385,672	(287,585)	98,087
LVIP T. Rowe Price 2050 Fund - Standard Class	131,433	(101,884)	29,549
LVIP T. Rowe Price 2060 Fund - Standard Class	1,196	(3,678)	(2,482)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	64,964	(127,770)	(62,806)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	16,581	(778)	15,803
LVIP Vanguard Bond Allocation Fund - Standard Class	84,929	(5,495)	79,434
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	170,967	(205,991)	(35,024)
LVIP Vanguard International Equity ETF Fund - Standard Class	179,721	(133,662)	46,059
LVIP Wellington Capital Growth Fund - Standard Class	44,968	(16,966)	28,002
LVIP Wellington SMID Cap Value Fund - Standard Class	4,470	(4,181)	289
LVIP Western Asset Core Bond Fund - Standard Class	13,094	(33,613)	(20,519)
M Capital Appreciation Fund	13	(349)	(336)
M International Equity Fund	35	(8)	27
M Large Cap Growth Fund	11	(5)	6
M Large Cap Value Fund	19	(6)	13
Macquarie VIP Asset Strategy Series - Service Class	179	(182)	(3)
Macquarie VIP Emerging Markets Series - Standard Class	344,886	(344,898)	(12)
Macquarie VIP Small Cap Value Series - Standard Class	181,431	(352,104)	(170,673)
MFS® VIT Growth Series - Initial Class	399,085	(530,452)	(131,367)
MFS® VIT Mid Cap Growth Series - Initial Class	304,599	(58,996)	245,603
MFS® VIT New Discovery Series - Initial Class	36,597	(32,526)	4,071
MFS® VIT Research Series - Initial Class	—	(339)	(339)
MFS® VIT Total Return Bond Series - Initial Class	121,218	(45,650)	75,568
MFS® VIT Total Return Series - Initial Class	135,838	(328,936)	(193,098)
MFS® VIT Utilities Series - Initial Class	24,467	(66,502)	(42,035)
MFS® VIT II Core Equity Portfolio - Initial Class	45	(2,812)	(2,767)
MFS® VIT II Technology Portfolio - Initial Class	93,725	(83,858)	9,867
MFS® VIT III Mid Cap Value Portfolio - Initial Class	152,638	(80,343)	72,295
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	541	(7,668)	(7,127)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	216	(1,852)	(1,636)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	269,708	(264,546)	5,162
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	615	(1,003)	(388)
PIMCO VIT Real Return Portfolio - Administrative Class	215,362	(199,200)	16,162
PIMCO VIT Total Return Portfolio - Administrative Class	744,766	(379,767)	364,999
T. Rowe Price Equity Income Portfolio	87,938	(79,471)	8,467
Templeton Foreign VIP Fund - Class 2	—	(336)	(336)
Templeton Global Bond VIP Fund - Class 1	95,623	(172,123)	(76,500)

Lincoln Life Flexible Premium Variable Life Account S
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Templeton Growth VIP Fund - Class 1	563	(1,857)	(1,294)
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	—	(403)	(403)
TOPS® Balanced ETF Portfolio - Class 2 Shares	665	(490)	175
TOPS® Conservative ETF Portfolio - Class 2 Shares	15,460	(8,996)	6,464
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	—	(422)	(422)
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Flexible Premium Variable Life Account S

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Flexible Premium Variable Life Account S (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Variable Account’s auditor since 1999.
Philadelphia, Pennsylvania
April 2, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS International Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Large Cap Growth Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Relative Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Allspring VT Discovery SMID Cap Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital Income Builder® - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds High-Income Trust - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Bond Fund of America - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds U.S. Government Securities Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
BlackRock High Yield V.I. Fund - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Growth Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Delaware VIP® International Series - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Equity-Income Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Freedom 2065 Portfolio(SM) - Service Class	As of December 31, 2024	For the period from September 5, 2024 through December 31, 2024	For the period from September 5, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Real Estate Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small Cap Value VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin U.S. Government Securities VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs VIT Mid Cap Value Fund - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs VIT Trend Driven Allocation Fund - Service Shares	As of December 31, 2024	For the period from January 10, 2024 through December 31, 2024	For the period from January 10, 2024 (commencement of operations) through December 31, 2024
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Growth and Income Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Flexible Bond Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Flexible Bond Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Disciplined Core Value Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century International Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Mid Cap Value Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Ultra Fund - Standard Class	As of December 31, 2024	For the period from August 23, 2024 through December 31, 2024	For the period from August 23, 2024 (commencement of operations) through December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Channing Small Cap Value Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the period from September 19, 2024 (commencement of operations) through December 31, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Core Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Mid Cap Value Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the period from July 2, 2024 (commencement of operations) through December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Small Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan U.S. Equity Fund - Standard Class	As of December 31, 2024	For the period from July 17, 2024 through December 31, 2024	For the period from July 17, 2024 (commencement of operations) through December 31, 2024
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2020 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2030 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2040 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2050 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2060 Fund - Standard Class	As of December 31, 2024	For the period from April 9, 2024 through December 31, 2024	For the period from April 9, 2024 (commencement of operations) through December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Capital Growth Fund - Standard Class	N/A - the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024)
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Capital Appreciation Fund	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M International Equity Fund	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Growth Fund	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
M Large Cap Value Fund	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Asset Strategy Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP International Core Equity Series - Standard Class	As of December 31, 2024	For the period from April 26, 2024 through December 31, 2024	For the period from April 26, 2024 (commencement of operations) through December 31, 2024
Macquarie VIP Small Cap Value Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Mid Cap Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT New Discovery Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Research Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Total Return Bond Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT II Core Equity Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT II Technology Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT III Mid Cap Value Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Total Return Portfolio - Administrative Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
T. Rowe Price Equity Income Portfolio	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	Available fund with no money invested at December 31, 2024	Available fund with no activity in the Statements of Operations at December 31, 2024	For the year ended December 31, 2023 (no 2024 activity in the Statements of Changes in Net Assets)
TOPS® Balanced ETF Portfolio - Class 2 Shares	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Conservative ETF Portfolio - Class 2 Shares	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from January 26, 2023 (commencement of operations) through December 31, 2023
TOPS® Moderate Growth ETF Portfolio - Class 2 Shares	Available fund with no money invested at December 31, 2024	Available fund with no activity in the Statements of Operations at December 31, 2024	For the year ended December 31, 2023 (no 2024 activity in the Statements of Changes in Net Assets)